PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Annual Report
                                 July 31, 1999

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

PAINEWEBBER P A C E

TABLE OF CONTENTS

--------------------------------------------------------

Introduction.................................          1

U.S. Investment Overview.....................          2

Global Investment Overview...................          2

PACE Money Market Investments................          4

PACE Government Securities Fixed Income
 Investments.................................          6

PACE Intermediate Fixed Income Investments...          8

PACE Strategic Fixed Income Investments......         10

PACE Municipal Fixed Income Investments......         12

PACE Global Fixed Income Investments.........         15

PACE Large Company Value Equity
 Investments.................................         17

PACE Large Company Growth Equity
 Investments.................................         19

PACE Small/Medium Company Value Equity
 Investments.................................         22

PACE Small/Medium Company Growth Equity
 Investments.................................         24

PACE International Equity Investments........         26

PACE International Emerging Markets Equity
 Investments.................................         28

Financial Statements.........................         30
--------------------------------------------------------

INTRODUCTION

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER:

  We are pleased to present you with the annual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find Mitchell Hutchins' summaries of the domestic and international markets for the fiscal year ended July 31, 1999, covering events since the semiannual report for January 31, 1999. We then summarize the performance of each PACE Portfolio and present comments from each of the investment advisers. Please note that the opinions of the advisers do not necessarily represent those of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

  We are pleased with the overall performance of the PACE Portfolios over the past fiscal year. We recognize the far-ranging needs of today's investors and the importance of well-planned, well-diversified portfolios. To meet these needs, the PACE Portfolios offer a wide choice of actively managed Portfolios that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                          /s/ Bruce A. Bursey
MARGO ALEXANDER                              BRUCE A. BURSEY
Chairman and Chief Executive Officer         Senior Vice President
Mitchell Hutchins Asset Management Inc.      Managed Accounts Consulting Services
                                             PaineWebber Incorporated

September 15, 1999

  This letter is intended to assist shareholders in understanding how the portfolios performed during the fiscal year ended July 31, 1999, and reflects both our views and the sub-advisers' views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

U.S. INVESTMENT OVERVIEW

STOCK MARKET

  The S&P 500 Index advanced an impressive 20.20% for the fiscal year ended July 31, 1999, notwithstanding a year marked by considerable market volatility. In August 1998, Russia devalued the ruble and effectively defaulted on its Soviet-era debt, and investors scurried for the exits. Financial markets around the globe contracted as investors sought the safety of U.S. Treasury securities. Highly leveraged hedge funds were forced to sell assets at depressed prices to cover losses. In an attempt to forestall the spreading crisis, the Federal Reserve cut interest rates in September, October and November, from 5.50% to 4.75%. The cuts reassured investors, and the markets began to rally towards the end of 1998.

  January 1999 saw renewed volatility, however, as U.S. interest rates began to rise and Brazil was forced to devalue its currency. As conditions began to stabilize in the spring, market leadership shifted toward value-oriented stocks and away from the high price-to-earnings growth stocks that led the market for most of the last two years. The performance gap between growth and value narrowed to more normal levels. As market leadership broadened, growth stocks again outperformed value stocks toward the end of the fiscal year. We attribute the market broadening to improving global economies, particularly those in Asia and Latin America, which in turn led to a rise in interest rates.

BOND MARKET

  As nervous investors fled other assets for the safety of U.S. Treasury securities, some sectors of the bond market became so illiquid that they virtually shut down. Yield spreads--the yield premium that fixed-income securities must pay above Treasurys to compensate for their higher risk--widened across all sectors. After the Fed lowered interest rates, the markets responded positively and began to stabilize by mid-October. Spreads to Treasurys recovered somewhat, and the high-yield market made a partial comeback in the final months of 1998.

  Fear of inflation drove the bond markets during the second half of the fiscal year. Bond prices declined as investors reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. Citing a renewed risk of inflation, the Federal Reserve raised rates on June 30 and again on August 24--a total increase of half a percentage point.

GLOBAL INVESTMENT OVERVIEW

STOCK MARKETS

  The international stock markets ended the fiscal year on an upbeat note, recovering from last year's losses. International stock markets, as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE), advanced 10.02% for the 12 months ended July 31, 1999.

  Asian markets rallied early in 1999, prompted by interest rate cuts in the developed economies and the announcement by the International Monetary Fund
(IMF) of a $41.5 billion aid package for Brazil. Latin America recovered as Brazil's fiscal adjustment allowed interest rates to decline.

  European markets performed poorly as measured by the MSCI Europe ex-UK Index, which lost 5.59% for the year. Germany and Italy continued to struggle with weak industrial performance, but periphery countries of Spain, Finland and Ireland exhibited stronger economic growth as they benefited from their inclusion in the European Monetary Union. Stronger economic growth did not necessarily mean stronger market performance--Ireland's market was flat because of fears that rapid economic growth would end in a severe slowdown.

  Japan's stock market gained 45.38% for the year ended July 31, 1999, as measured by the MSCI Japan Index. Japan surprised the market by reporting positive GDP numbers and investors became more positive on a possible turnaround in the Japanese economy. Although the broad economy improved, the twin engines of growth--personal consumption and business investment--remained weak.

  Emerging market performance was very strong, led by a resurgence of the Asian markets. The MSCI Pacific ex-Japan Index returned 45.98%. Despite improving fundamentals, Latin America lost 6.75% as measured by the MSCI Emerging Markets Free Latin America Index.

BOND MARKETS

  Developed government bond markets were prime beneficiaries of the "flight to quality" that dominated the latter half of 1998, when investors put safety ahead of most other concerns. Fears of financial stresses from the collapse of emerging stock and bond markets drove down yields in virtually all developed markets to levels not seen in decades. Nonetheless, the developed markets managed gains for the 12 months ended July 31, 1999, returning 6.54% as measured by the Salomon Smith Barney World Government Bond Index.

  Emerging markets, as measured by the JP Morgan Emerging Market Bond Index Plus (EMBI+), lost 6.89% for the 12 months ended July 31, 1999. The EMBI+ was impacted heavily by the performance of Russian debt. During the period, Russian bonds rallied from extremely depressed levels despite doubts about the government's ability and willingness to repay its foreign obligations.

  Uncertainties continued to cloud the outlook for Latin American debt, specifically, Argentina's ability to roll over large amounts of external debt at a time of worsening recession, the prospect of a Brady rescheduling by Ecuador and Brazil's ability to sustain the economic and fiscal targets in its IMF program. On the other hand, higher world growth and rising commodity prices could help the creditworthiness of many countries.

PACE MONEY MARKET INVESTMENTS

ADVISER: Mitchell Hutchins Asset Management Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio invests in high-quality, U.S.
dollar-denominated money market instruments with maturities of 13 months or less, and maintains a maximum dollar-weighted average maturity of 90 days. Security selection follows an approved list of top-tier rated securities reviewed by the firm's credit analysts.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                           3.45%     3.59%         3.60%
Without PACE program fee                        4.85%     5.16%         5.16%
90-Day U.S. T-Bill                              4.55%     4.95%         5.01%
Lipper Median                                   4.58%     4.87%         4.91%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. TREASURY BILL

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without                            90-Day T-Bill
                            Fee  Portfolio With Fee*               Index
Aug-95                  $10,011              $10,008             $10,000
Sep-95                  $10,055              $10,039             $10,044
Oct-95                  $10,100              $10,072             $10,088
Nov-95                  $10,144              $10,103             $10,134
Dec-95                  $10,190              $10,135             $10,177
Jan-96                  $10,234              $10,167             $10,220
Feb-96                  $10,274              $10,194             $10,261
Mar-96                  $10,316              $10,223             $10,303
Apr-96                  $10,357              $10,251             $10,345
May-96                  $10,400              $10,280             $10,389
Jun-96                  $10,442              $10,308             $10,432
Jul-96                  $10,485              $10,338             $10,477
Aug-96                  $10,529              $10,369             $10,521
Sep-96                  $10,572              $10,398             $10,565
Oct-96                  $10,616              $10,428             $10,609
Nov-96                  $10,660              $10,458             $10,653
Dec-96                  $10,704              $10,488             $10,697
Jan-97                  $10,749              $10,519             $10,742
Feb-97                  $10,790              $10,547             $10,787
Mar-97                  $10,836              $10,578             $10,833
Apr-97                  $10,882              $10,609             $10,880
May-97                  $10,929              $10,643             $10,925
Jun-97                  $10,976              $10,675             $10,970
Jul-97                  $11,024              $10,708             $11,016
Aug-97                  $11,073              $10,742             $11,064
Sep-97                  $11,120              $10,775             $11,109
Oct-97                  $11,169              $10,808             $11,155
Nov-97                  $11,218              $10,841             $11,204
Dec-97                  $11,268              $10,877             $11,252
Jan-98                  $11,319              $10,912             $11,299
Feb-98                  $11,364              $10,942             $11,347
Mar-98                  $11,414              $10,976             $11,394
Apr-98                  $11,463              $11,009             $11,441
May-98                  $11,515              $11,045             $11,489
Jun-98                  $11,562              $11,077             $11,536
Jul-98                  $11,611              $11,110             $11,583
Aug-98                  $11,663              $11,146             $11,631
Sep-98                  $11,711              $11,177             $11,675
Oct-98                  $11,759              $11,209             $11,714
Nov-98                  $11,808              $11,243             $11,757
Dec-98                  $11,853              $11,271             $11,800
Jan-99                  $11,900              $11,301             $11,843
Feb-99                  $11,970              $11,354             $11,887
Mar-99                  $12,010              $11,377             $11,931
Apr-99                  $12,056              $11,407             $11,974
May-99                  $12,104              $11,438             $12,018
Jun-99                  $12,148              $11,465             $12,064
Jul-99                  $12,194              $11,494             $12,110

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Money Market Investments versus the 90-day U.S. Treasury bill. It is important to note that PACE Money Market Investments is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The key market event in the first half of the fiscal year was the global financial crisis that began with Russia's default in August 1998. Money market mutual fund assets increased during the period as investors sought safety of principal. The Federal Reserve lowered the federal funds rate by 0.75% during the fourth quarter of 1998 to help restore confidence in the financial markets. At the same time, European central banks began cutting interest rates in preparation for the January 1, 1999, debut of the euro currency. Lower interest rates helped to calm the global financial markets, and rates declined across the short-term yield curve (maturities of one month to one year) as 1998 drew to a close.

  During the second half of the fiscal year, inflation risk became the dominant theme driving bond yields higher. Interest rates rose as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases might not be offset by commodity deflation. By the end of the fiscal year on July 31, 1999, the Federal Reserve had raised the federal funds rate by 0.25% to 5.00%.

  We remained slightly bullish on the fixed income markets during the first nine months of the Portfolio's fiscal year, expecting interest rates to remain unchanged. Since we did not expect major changes in rates, we kept the Portfolio's weighted average maturity slightly long, about 5-10 days above the average of its peer group. During the last three months of the fiscal year, we shortened the maturity to 3-5 days above the peer group average in anticipation of rising interest rates. We maintained our focus on top-tier credit quality instruments.

PORTFOLIO COMPOSITION*
---------------------------------------------------------
Commercial Paper                                     64.2
U.S. Treasurys/Agencies                              15.0
Bank Obligations                                     14.6
Corporate & MTNs                                      6.2
---------------------------------------------------------
Total                                               100.0

TOP 10 COMMERCIAL PAPER HOLDINGS*               PORTFOLIO   S&P RATING
-----------------------------------------------------------------------
Woodstreet Funding Corp.                             4.96           A1
Banque et Caisse d'Epargne de l'Etat                 4.23          A1+
PACCAR Financial Corp.                               4.23          A1+
Rio Tinto America Inc.                               4.23          A1+
Vermont American Corp.                               4.23           A1
Parthenon Receivables Funding LLC                    4.22         Aa1+
Block Financial Corp.                                3.43           A1
Glaxo Wellcome PLC                                   3.39          A1+
Koch Industries                                      3.17          A1+
Generale Funding                                     3.16          A1+
-----------------------------------------------------------------------

CHARACTERISTICS*
--------------------------------------------------------
Size of Portfolio ($MM)                          $47.3
# of Issuers (excl Govts)                         38
Weighted Average Maturity                       56 days
--------------------------------------------------------

  We are closely monitoring the market as Y2K approaches. It is likely that issues of new short-term debt will decrease toward year-end, limiting supplies and triggering price increases. Also, investors might seek safety by reducing their exposure to corporate credits and increasing their positions in U.S. government securities, precipitating a "flight to quality." To provide sufficient liquidity at year-end, we currently intend to maintain a position of about 20% in U.S. Government securities. However, this planned defensive posture may change in response to changing market circumstances as Y2K approaches.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: Pasi Hamalainen
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities. The Portfolio's dollar-weighted average duration ranges between one and seven years. PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                           0.50%     4.97%         4.51%
Without PACE program fee                        2.02%     6.56%         6.09%
Lehman Brothers Mortgage Backed Securities
 Index                                          2.78%     6.94%         6.45%
Lipper Median                                   1.84%     5.86%         5.32%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PORTFOLIO    PORTFOLIO           LEHMAN BROTHERS

                                           Mortgage Backed Securities
             Without Fee   With Fee*                            Index
Aug-95           $10,008     $10,005                          $10,000
Sep-95           $10,050     $10,034                          $10,088
Oct-95           $10,219     $10,190                          $10,178
Nov-95           $10,343     $10,301                          $10,294
Dec-95           $10,493     $10,437                          $10,422
Jan-96           $10,552     $10,483                          $10,501
Feb-96           $10,402     $10,321                          $10,413
Mar-96           $10,354     $10,260                          $10,376
Apr-96           $10,297     $10,191                          $10,347
May-96           $10,301     $10,182                          $10,317
Jun-96           $10,427     $10,294                          $10,459
Jul-96           $10,435     $10,289                          $10,498
Aug-96           $10,460     $10,301                          $10,498
Sep-96           $10,627     $10,452                          $10,673
Oct-96           $10,837     $10,645                          $10,883
Nov-96           $11,012     $10,804                          $11,038
Dec-96           $10,940     $10,720                          $10,981
Jan-97           $10,993     $10,758                          $11,062
Feb-97           $11,019     $10,770                          $11,099
Mar-97           $10,927     $10,667                          $10,994
Apr-97           $11,090     $10,813                          $11,169
May-97           $11,185     $10,891                          $11,278
Jun-97           $11,310     $11,000                          $11,410
Jul-97           $11,522     $11,192                          $11,625
Aug-97           $11,495     $11,151                          $11,597
Sep-97           $11,624     $11,262                          $11,744
Oct-97           $11,771     $11,391                          $11,875
Nov-97           $11,827     $11,430                          $11,914
Dec-97           $11,929     $11,514                          $12,022
Jan-98           $12,034     $11,601                          $12,141
Feb-98           $12,049     $11,601                          $12,167
Mar-98           $12,089     $11,626                          $12,218
Apr-98           $12,156     $11,676                          $12,288
May-98           $12,252     $11,752                          $12,369
Jun-98           $12,326     $11,809                          $12,428
Jul-98           $12,374     $11,840                          $12,491
Aug-98           $12,515     $11,960                          $12,605
Sep-98           $12,624     $12,049                          $12,757
Oct-98           $12,586     $11,998                          $12,740
Nov-98           $12,623     $12,018                          $12,804
Dec-98           $12,694     $12,071                          $12,858
Jan-99           $12,796     $12,152                          $12,950
Feb-99           $12,718     $12,063                          $12,898
Mar-99           $12,804     $12,129                          $12,985
Apr-99           $12,848     $12,156                          $13,045
May-99           $12,782     $12,078                          $12,972
Jun-99           $12,707     $11,992                          $12,926
Jul-99           $12,625     $11,900                          $12,839

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Above-index duration, or the Portfolio's sensitivity to interest rate changes, was a negative for performance as rates rose by as much as 40 basis points during the period (a basis point equals 1/100th of one percent). During the second half of the period an overweighting in less-prepayment sensitive lower-coupon mortgages detracted slightly from performance as prepayment concerns diminished. Limited exposure to yield enhancing collateralized mortgage obligations (CMOs) added to returns, as did the use of relatively high-yielding adjustable rate mortgages (ARMs).

  Economic expansion will likely continue, though at a slower pace, as higher interest rates reduce growth in consumer and investment spending. While the Fed may tighten further to cool the economy, we do not believe the central bank will embark on a protracted series of rate hikes such as last occurred in 1994. Compared to 1994, real interest rates are higher, inflation is lower and recent monetary stimulus has been less substantial. Inflation will likely trend upward due to leveling off of commodity prices after recent declines, but global excess capacity and technology driven productivity gains will limit those increases.

  We believe moderating growth and relatively low inflation will keep interest rates near current levels over the next few months, making yield more important than price movement in determining Portfolio returns. As interest rate volatility declines, strategies and securities that provide incremental yield will enhance Portfolio performance. We expect to:

  - Continue emphasizing mortgages, which remain a prudent way to boost yield while avoiding credit risk

  - Keep a significant portion of the Portfolio in highly liquid pass-through mortgages

  - Maintain exposure to well-structured CMOs to boost yield and better manage prepayment risk

  - Continue to use ARMs as higher yielding alternatives to other short-term holdings

CHARACTERISTICS*                                PORTFOLIO     INDEX
---------------------------------------------------------------------
Duration (years)                                     4.29        4.15
Maturity (years)                                     5.73        7.49
Average Coupon                                       7.70%       6.80%
Average Yield to Maturity                            6.80%       7.30%
Average Quality                                       AAA         AAA
Size of Portfolio ($MM):                        $   281.2   $ 1,790.1
Number of Securities:                                 211          --
Cash Equivalents                                      0.2%         --
Bonds                                                99.8%         --
---------------------------------------------------------------------

ASSET ALLOCATION*                               PORTFOLIO     INDEX
---------------------------------------------------------------------
Agency Mortgage Pass-Throughs                        62.7       100.0
Collateralized Mortgages                             16.4          --
Commercial Paper                                     10.4          --
U.S. Gov't & Agency                                   8.8          --
Agency Backed                                         0.7          --
Asset Backed                                          0.5          --
Stripped Mortgage Backed                              0.3          --
Cash Equivalents                                      0.2          --
---------------------------------------------------------------------
Total                                               100.0       100.0

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISER: Pacific Income Advisers, Inc.
PORTFOLIO MANAGER: Lloyd McAdams
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: The Portfolio invests in fixed income securities rated at least BBB; its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between two and four and one-half years. The adviser focuses on anticipating yield curve shifts and actively rotating among fixed income sectors based on its assessment of the risks and reward of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify undervalued securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                           1.28%     4.19%         3.73%
Without PACE program fee                        2.81%     5.76%         5.30%
Lehman Brothers Intermediate-Term
 Government/Corporate Index                     3.73%     6.50%         6.08%
Lipper Median                                   2.94%     5.68%         5.43%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO    PORTFOLIO   LEHMAN BROTHERS INTERMEDIATE-

            Without Fee   With Fee*           Term Govt/Corp Index
Aug-95          $10,000     $10,000                        $10,000
Sep-95          $10,175     $10,159                        $10,072
Oct-95          $10,232     $10,203                        $10,184
Nov-95          $10,281     $10,240                        $10,317
Dec-95          $10,396     $10,341                        $10,426
Jan-96          $10,413     $10,344                        $10,515
Feb-96          $10,340     $10,259                        $10,392
Mar-96          $10,279     $10,186                        $10,339
Apr-96          $10,227     $10,122                        $10,303
May-96          $10,226     $10,108                        $10,295
Jun-96          $10,314     $10,182                        $10,404
Jul-96          $10,359     $10,214                        $10,435
Aug-96          $10,381     $10,223                        $10,443
Sep-96          $10,508     $10,335                        $10,589
Oct-96          $10,662     $10,474                        $10,776
Nov-96          $10,782     $10,579                        $10,918
Dec-96          $10,722     $10,506                        $10,848
Jan-97          $10,758     $10,528                        $10,891
Feb-97          $10,779     $10,536                        $10,911
Mar-97          $10,720     $10,464                        $10,836
Apr-97          $10,825     $10,554                        $10,963
May-97          $10,910     $10,624                        $11,054
Jun-97          $11,006     $10,704                        $11,154
Jul-97          $11,202     $10,881                        $11,381
Aug-97          $11,133     $10,800                        $11,324
Sep-97          $11,285     $10,934                        $11,455
Oct-97          $11,401     $11,032                        $11,582
Nov-97          $11,415     $11,033                        $11,608
Dec-97          $11,521     $11,120                        $11,701
Jan-98          $11,671     $11,251                        $11,854
Feb-98          $11,640     $11,207                        $11,845
Mar-98          $11,663     $11,216                        $11,883
Apr-98          $11,712     $11,249                        $11,942
May-98          $11,812     $11,331                        $12,029
Jun-98          $11,896     $11,397                        $12,106
Jul-98          $11,920     $11,406                        $12,148
Aug-98          $12,118     $11,580                        $12,339
Sep-98          $12,393     $11,828                        $12,649
Oct-98          $12,331     $11,755                        $12,636
Nov-98          $12,307     $11,717                        $12,635
Dec-98          $12,368     $11,761                        $12,686
Jan-99          $12,428     $11,803                        $12,755
Feb-99          $12,256     $11,625                        $12,568
Mar-99          $12,344     $11,694                        $12,662
Apr-99          $12,366     $11,700                        $12,701
May-99          $12,268     $11,593                        $12,604
Jun-99          $12,262     $11,573                        $12,612
Jul-99          $12,255     $11,552                        $12,601

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Index. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the twelve months ending July 31, 1999 the Portfolio underperformed the Lehman Government/Corporate Intermediate Index. The Portfolio benefited from its duration position during the period. Overweighting of spread sectors during the period detracted from returns as spreads widened. The Portfolio underperformed the Lipper median return of 2.94% because of its generally longer duration and the fact that interest rates were higher for the period.

  The Federal Reserve increased the federal funds rate by 25 basis points at the end of June, and again on August 24, in response to the strong economy and rising inflationary pressures. After the tightening, a slowdown in productivity gains coupled with strong labor markets and rising labor costs caused the markets to sell off further. Spread sectors (e.g., corporates, mortgages) suffered substantial widening, reflecting the heavy corporate issuance taking place ahead of the year 2000 and the increased investor demand for liquidity. We view this widening as technical in nature and not reflecting any changes in fundamentals.

  The duration of the Portfolio was neutral to the benchmark for the period. At the end of July we moved the Portfolio duration to 0.2 years shorter than the benchmark. We increased the Portfolio allocation to spread sectors as spreads widened to levels that made them undervalued on a risk-adjusted basis. We will continue to utilize any weakness in spreads to add to our mortgage and corporate exposure on a selective basis. We believe that at these spread levels selective purchases of securities should provide the Portfolio with excess returns.

CHARACTERISTICS*                                PORTFOLIO     INDEX
---------------------------------------------------------------------
Duration (years)                                      3.2         3.4
Maturity (years)                                      4.6         4.3
Average Coupon                                        6.4%        6.4%
Average Yield to Maturity                             6.6%        6.3%
Size of Portfolio ($MM):                        $   137.3          --
Number of Securities:                                 146          --
Bonds                                                99.7%         --
Cash                                                  0.3%         --
---------------------------------------------------------------------

QUALITY DIVERSIFICATION*                        PORTFOLIO     INDEX
---------------------------------------------------------------------
Cash & Cash Equivalents                               0.3         0.0
Government & Govt Agencies                           44.9        69.4
AAA                                                  12.4         2.0
AA                                                    3.7         6.6
A                                                    22.1        12.7
BBB                                                  16.6         9.3
---------------------------------------------------------------------
Total                                               100.0       100.0

ASSET ALLOCATION*                               PORTFOLIO     INDEX
---------------------------------------------------------------------
Cash & Equivalents                                    0.3         0.0
U.S. Governments                                     34.2        53.5
Agencies                                             10.7        15.9
Mortgage Backed                                       9.2         0.0
Asset-Backed                                          6.4         0.0
Corporate Inv. Grade                                 39.2        30.6
Corporate Below Inv. Grade                            0.0         0.0
Foreign                                               0.0         0.0
---------------------------------------------------------------------
Total                                               100.0       100.0

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: William Powers
OBJECTIVE: Total return consisting of income and capital appreciation INVESTMENT PROCESS: The Portfolio invests primarily in fixed income securities of varying maturities. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and eight years. PIMCO invests in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                          -1.28%     5.05%         5.53%
Without PACE program fee                        0.21%     6.63%         7.12%
Lehman Brothers Government/ Corporate Bond
 Index                                          2.33%     7.00%         6.37%
Lipper Median                                   1.75%     6.12%         5.56%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without
                            Fee  Portfolio With Fee*  Lehman Brothers Govt/Corp Index
Aug-95                  $10,067              $10,063                          $10,000
Sep-95                  $10,425              $10,409                          $10,102
Oct-95                  $10,660              $10,630                          $10,250
Nov-95                  $10,859              $10,815                          $10,420
Dec-95                  $11,023              $10,964                          $10,573
Jan-96                  $11,099              $11,026                          $10,638
Feb-96                  $10,808              $10,724                          $10,413
Mar-96                  $10,779              $10,682                          $10,325
Apr-96                  $10,679              $10,569                          $10,254
May-96                  $10,665              $10,543                          $10,237
Jun-96                  $10,820              $10,682                          $10,373
Jul-96                  $10,815              $10,663                          $10,397
Aug-96                  $10,775              $10,611                          $10,371
Sep-96                  $11,009              $10,828                          $10,555
Oct-96                  $11,278              $11,079                          $10,801
Nov-96                  $11,519              $11,301                          $11,000
Dec-96                  $11,377              $11,148                          $10,878
Jan-97                  $11,413              $11,169                          $10,891
Feb-97                  $11,443              $11,185                          $10,914
Mar-97                  $11,264              $10,996                          $10,784
Apr-97                  $11,459              $11,172                          $10,941
May-97                  $11,564              $11,261                          $11,043
Jun-97                  $11,697              $11,376                          $11,176
Jul-97                  $12,042              $11,697                          $11,518
Aug-97                  $11,890              $11,535                          $11,389
Sep-97                  $12,082              $11,706                          $11,567
Oct-97                  $12,303              $11,905                          $11,752
Nov-97                  $12,377              $11,962                          $11,815
Dec-97                  $12,537              $12,101                          $11,939
Jan-98                  $12,728              $12,271                          $12,107
Feb-98                  $12,678              $12,207                          $12,083
Mar-98                  $12,706              $12,219                          $12,120
Apr-98                  $12,770              $12,265                          $12,181
May-98                  $12,913              $12,387                          $12,311
Jun-98                  $13,067              $12,519                          $12,437
Jul-98                  $13,085              $12,521                          $12,447
Aug-98                  $13,282              $12,693                          $12,690
Sep-98                  $13,658              $13,036                          $13,053
Oct-98                  $13,450              $12,821                          $12,960
Nov-98                  $13,485              $12,838                          $13,038
Dec-98                  $13,568              $12,901                          $13,070
Jan-99                  $13,640              $12,954                          $13,163
Feb-99                  $13,255              $12,573                          $12,850
Mar-99                  $13,393              $12,688                          $12,914
Apr-99                  $13,437              $12,714                          $12,946
May-99                  $13,297              $12,565                          $12,813
Jun-99                  $13,184              $12,443                          $12,773
Jul-99                  $13,113              $12,360                          $12,737

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Bond Index. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio's above-benchmark duration, or sensitivity to interest rate changes, detracted from performance during the period as interest rates rose as much as 40 basis points. (A basis point equals 1/100th of one percent.) The emphasis on mortgages hurt returns. Increased market volatility and concern about Federal Reserve rate hikes produced unfavorable price performance for mortgages, which offset the yield advantage of these securities relative to

Treasurys. The Portfolio's underweight of high-grade corporates helped returns as corporates lagged Treasurys during the period. Limited holdings of high-quality emerging market bonds were modestly positive due to their relatively high yields.

  Economic expansion will likely continue, though at a slower pace, as higher interest rates reduce growth in consumer and investment spending. While the Fed may tighten further to cool the economy, we do not believe the central bank will embark on a protracted series of rate hikes such as last occurred in 1994. Compared to 1994, real interest rates are higher, inflation is lower and recent monetary stimulus has been less substantial. Inflation will likely trend upward due to leveling off of commodity prices after recent declines, but global excess capacity and technology-driven productivity gains will limit those increases.

  We believe moderating growth and relatively low inflation should keep interest rates near current levels over the next few months, making yield more important than price movement in determining Portfolio returns. We intend to continue writing options on Treasurys to generate income--we favor securities with embedded option premiums such as mortgages and other callable bonds. Also, we continue to favor less-prepayment sensitive mortgages, including lower-coupon issues. We intend to underweight investment-grade corporates but will attempt to exploit selective opportunities in the finance and utility sectors. The Portfolio holds modest levels of below-investment-grade and emerging market bonds, seeking to capture their attractive yield premiums.

CHARACTERISTICS*                                PORTFOLIO     INDEX
---------------------------------------------------------------------
Duration (years)                                     5.69        5.43
Maturity (years)                                    10.91        9.97
Average Coupon                                       6.07%       6.73%
Average Yield to Maturity                            6.80%       6.50%
Size of Portfolio ($MM):                        $   225.6   $   3,423
Number of Securities:                                 146          --
Bonds                                                92.5%         --
Cash & Equivalents                                    7.5%         --
---------------------------------------------------------------------

QUALITY DIVERSIFICATION*                        PORTFOLIO     INDEX
---------------------------------------------------------------------
AAA                                                  66.7        69.0
AA                                                    5.8         7.0
A                                                     9.9        10.0
BBB                                                  10.2        10.0
BB & B                                                7.4          --
---------------------------------------------------------------------
Total                                               100.0        96.0

SECTOR ALLOCATION*                              PORTFOLIO     INDEX
---------------------------------------------------------------------
Mortgage Backed                                      49.7          --
Corporate Bonds                                      29.3        33.0
U.S. Government/Agency                               11.8        67.0
Cash Equivalents                                      7.5          --
Emerging Markets                                      1.7          --
---------------------------------------------------------------------
Total                                               100.0       100.0

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISER: Morgan Grenfell Capital Management, Incorporated
PORTFOLIO MANAGER: David Baldt
OBJECTIVE: High current income exempt from federal income tax
INVESTMENT PROCESS: The Portfolio invests in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from federal income tax. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and seven years. Morgan Grenfell seeks to provide consistent returns with low volatility by selecting high-quality securities across all maturities and keeping Portfolio duration close to its benchmark. Emphasis is placed on issues with enhancements--such as government backing or collateral--that reduce credit risk.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                     SINCE INCEPTION
                                               1 YEAR    3 YEARS         8/24/95
------------------------------------------------------------------------------------
With PACE program fee                           0.82%     3.58%           3.97%
Without PACE program fee                        2.34%     5.14%           5.54%
Lehman Brothers Municipal Five-Year Index       3.52%     5.17%           4.89%
Lipper Median                                   2.25%     5.02%           4.87%
------------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without                            Lehman Brothers Municipal Five-Year
                            Fee  Portfolio With Fee*                                     Index
Aug-95                  $10,042              $10,038                                   $10,000
Sep-95                  $10,092              $10,076                                   $10,025
Oct-95                  $10,199              $10,170                                   $10,086
Nov-95                  $10,355              $10,313                                   $10,178
Dec-95                  $10,505              $10,449                                   $10,231
Jan-96                  $10,513              $10,444                                   $10,333
Feb-96                  $10,519              $10,437                                   $10,304
Mar-96                  $10,386              $10,292                                   $10,232
Apr-96                  $10,381              $10,274                                   $10,231
May-96                  $10,453              $10,332                                   $10,227
Jun-96                  $10,552              $10,417                                   $10,288
Jul-96                  $10,638              $10,489                                   $10,363
Aug-96                  $10,690              $10,527                                   $10,373
Sep-96                  $10,811              $10,633                                   $10,458
Oct-96                  $10,899              $10,706                                   $10,549
Nov-96                  $11,050              $10,841                                   $10,686
Dec-96                  $11,015              $10,793                                   $10,666
Jan-97                  $11,068              $10,831                                   $10,702
Feb-97                  $11,181              $10,929                                   $10,780
Mar-97                  $11,047              $10,784                                   $10,663
Apr-97                  $11,092              $10,815                                   $10,708
May-97                  $11,184              $10,891                                   $10,840
Jun-97                  $11,277              $10,967                                   $10,922
Jul-97                  $11,522              $11,191                                   $11,115
Aug-97                  $11,425              $11,083                                   $11,058
Sep-97                  $11,540              $11,181                                   $11,156
Oct-97                  $11,649              $11,272                                   $11,214
Nov-97                  $11,684              $11,293                                   $11,249
Dec-97                  $11,787              $11,377                                   $11,346
Jan-98                  $11,861              $11,435                                   $11,449
Feb-98                  $11,887              $11,445                                   $11,468
Mar-98                  $11,924              $11,467                                   $11,478
Apr-98                  $11,884              $11,414                                   $11,430
May-98                  $12,015              $11,525                                   $11,567
Jun-98                  $12,050              $11,544                                   $11,606
Jul-98                  $12,083              $11,562                                   $11,647
Aug-98                  $12,240              $11,697                                   $11,790
Sep-98                  $12,353              $11,791                                   $11,911
Oct-98                  $12,361              $11,783                                   $11,946
Nov-98                  $12,386              $11,793                                   $11,967
Dec-98                  $12,422              $11,812                                   $12,009
Jan-99                  $12,529              $11,899                                   $12,135
Feb-99                  $12,483              $11,841                                   $12,123
Mar-99                  $12,480              $11,823                                   $12,133
Apr-99                  $12,525              $11,850                                   $12,170
May-99                  $12,472              $11,786                                   $12,120
Jun-99                  $12,330              $11,637                                   $11,983
Jul-99                  $12,366              $11,656                                   $12,057

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed due to the fact that its duration--a measure of interest rate risk--was extended vs. the Lehman Brothers Municipal Five-Year Index, as we were finding value in longer maturity bonds. Additionally, the Portfolio's peer group, the Lipper Intermediate Municipal Bond universe, maintains a longer duration than the Index.

CHARACTERISTICS*                                PORTFOLIO      INDEX
-----------------------------------------------------------------------
Duration (years)                                     5.74         4.25
Maturity (years)                                     7.90         4.81
Average Coupon                                       5.77%        5.53%
Average Yield to Maturity                            5.06%        4.46%
Size of Portfolio ($MM)                         $    55.8           --
# of Securities                                       148           --
Bonds                                               98.85%          --
Cash                                                 1.15%          --
-----------------------------------------------------------------------

  The Portfolio's significant concentration of escrowed-to-maturity (ETM) and federal agency-backed housing paper-- which provide a significant portion of total return through coupon income--cushioned the general price weakening in the municipal market. Almost 40% of the Portfolio consists of ETM or federal agency backed paper.* The Portfolio will continue to be affected by the lack of supply and lack of institutional demand in the municipal market. We continue to focus on higher credit quality bonds, as investors are not being rewarded for buying lower-quality paper.

TOP 5 SECTORS*                                  TOP 5 STATES*
----------------------------------------------------------------------------------------------
Insured                                  29.71  California                               11.76
Federal Agency Backed                    22.37  Texas                                    11.64
ETM Pre-Refunded                         17.39  Pennsylvania                             10.77
Corporate Supported                      11.83  Indiana                                   6.77
Hospital                                 11.61  Illinois                                  4.86
----------------------------------------------------------------------------------------------
Total                                    92.91  Total                                    45.13

  The bond market continued to struggle in the second quarter of 1999 as strong U.S. economic growth caused investors to fear the effects of rising inflation which erodes the value of their investments. This fear triggered a sell-off in the U.S. Treasury market, causing Treasury bond yields to rise and prices to decline. The poor performance in the Treasury market spilled over into the municipal bond market. Municipal bonds held steadier than other market sectors, however, due to the more muted rise in municipal yields, and continuing limited supply.

  Through the first half of 1999, the total supply of new municipal bond issues decreased by 23% from 1998's near record levels. New York, one of the largest issuers, decreased new issuance by 50%. Two factors caused the supply decrease: the reduction of refunding candidates as interest rates rose, which limited the potential interest savings from refunding older debt, and legal restrictions that limit municipalities to only one tax-exempt refunding per issue.

  Offsetting the decrease in supply is a more fundamental change in the demand for municipal paper. Institutional buyers such as insurance companies have not been as active because of declining profitability. The lack of institutional demand has reduced market liquidity. As a result, dealers now require more profit to inventory municipal bonds.

  Short and intermediate maturities now represent better value on the yield curve. Consequently, we expect to maintain or shorten Portfolio duration. We continue to find significant value in higher-quality issues, such as government-backed bonds. We do not believe investors are rewarded for purchasing lower-rated issues.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

  Municipal bonds remain moderately undervalued relative to Treasury bonds. The yield ratio between Treasury and municipal bonds, measured as a percentage, is currently 89% for a 30 year AA Municipal bond versus a 30 year Treasury bond. Historically, the relationship between these two yields has been around 84%. The yield ratio between municipal and Treasury bonds should continue to trend downward until it reaches its historical levels. We believe supply will continue to be moderate compared to 1998 levels.

QUALITY DIVERSIFICATION*                        PORTFOLIO     INDEX
---------------------------------------------------------------------
Government                                          37.76          --
AAA                                                 23.69       53.35
AA                                                  19.71       29.07
A                                                   13.73       12.59
BBB                                                    --        4.99
Other/Not Rated                                      1.96          --
---------------------------------------------------------------------

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISER: Rogge Global Partners plc
PORTFOLIO MANAGER: Team led by Olaf Rogge
OBJECTIVE: High total return
INVESTMENT PROCESS: The adviser believes that financially healthy countries produce the highest bond and currency returns over time. The Portfolio invests in high-grade fixed income securities issued by U.S. and foreign governments, supranational entities and overseas private issuers. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between four and eight years. The adviser uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                           4.90%     3.40%         3.91%
Without PACE program fee                        6.49%     4.97%         5.48%
Salomon Smith Barney World Government Bond
 Index                                          6.54%     4.29%         4.73%
Lipper Median                                   0.77%     4.47%         5.45%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without
                            Fee  Portfolio With Fee*  Salomon Smith Barney World Govt Bond Index
Aug-95                   $9,950               $9,947                                     $10,000
Sep-95                  $10,242              $10,226                                     $10,223
Oct-95                  $10,360              $10,331                                     $10,300
Nov-95                  $10,460              $10,417                                     $10,416
Dec-95                  $10,643              $10,586                                     $10,525
Jan-96                  $10,583              $10,514                                     $10,395
Feb-96                  $10,439              $10,358                                     $10,342
Mar-96                  $10,346              $10,252                                     $10,327
Apr-96                  $10,482              $10,374                                     $10,286
May-96                  $10,421              $10,301                                     $10,288
Jun-96                  $10,487              $10,353                                     $10,369
Jul-96                  $10,668              $10,519                                     $10,569
Aug-96                  $10,685              $10,523                                     $10,610
Sep-96                  $10,798              $10,621                                     $10,653
Oct-96                  $11,042              $10,847                                     $10,852
Nov-96                  $11,252              $11,039                                     $10,996
Dec-96                  $11,131              $10,907                                     $10,907
Jan-97                  $10,828              $10,597                                     $10,615
Feb-97                  $10,819              $10,575                                     $10,536
Mar-97                  $10,694              $10,440                                     $10,456
Apr-97                  $10,551              $10,287                                     $10,364
May-97                  $10,821              $10,537                                     $10,646
Jun-97                  $10,974              $10,672                                     $10,772
Jul-97                  $11,046              $10,729                                     $10,688
Aug-97                  $10,910              $10,584                                     $10,682
Sep-97                  $11,293              $10,942                                     $10,909
Oct-97                  $11,431              $11,061                                     $11,136
Nov-97                  $11,320              $10,941                                     $10,966
Dec-97                  $11,242              $10,851                                     $10,933
Jan-98                  $11,400              $10,990                                     $11,039
Feb-98                  $11,502              $11,075                                     $11,129
Mar-98                  $11,446              $11,007                                     $11,018
Apr-98                  $11,576              $11,118                                     $11,195
May-98                  $11,529              $11,059                                     $11,220
Jun-98                  $11,586              $11,100                                     $11,237
Jul-98                  $11,586              $11,086                                     $11,252
Aug-98                  $11,842              $11,317                                     $11,558
Sep-98                  $12,582              $12,009                                     $12,173
Oct-98                  $12,906              $12,303                                     $12,533
Nov-98                  $12,897              $12,278                                     $12,356
Dec-98                  $13,333              $12,678                                     $12,605
Jan-99                  $13,241              $12,575                                     $12,489
Feb-99                  $12,688              $12,035                                     $12,088
Mar-99                  $12,688              $12,020                                     $12,118
Apr-99                  $12,668              $11,985                                     $12,113
May-99                  $12,337              $11,658                                     $11,910
Jun-99                  $12,161              $11,477                                     $11,701
Jul-99                  $12,338              $11,629                                     $11,988

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Global Fixed Income Investments versus the Salomon Smith Barney World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the fiscal year, the Portfolio underperformed the Salomon Smith Barney World Government Bond Index, largely due to the Portfolio's underweighting in Japanese government bonds during the first part of the year. The Portfolio outperformed the median return in the Lipper global income peer group, however.

  The outlook for the global fixed income markets seems positive for the balance of the year. While interest rates in North America and Japan are likely to rise, the output gap in Europe should provide a non-inflationary environment in which European rates can de-couple from U.S. rates. Furthermore, disillusioned foreign holders of U.S. domestic assets are beginning to sell their holdings to invest elsewhere. With the U.S. more dependent than ever on foreign capital to plug its current account deficit, we believe the dollar will be under constant downward pressure over the balance of the year. A decline in the dollar potentially means positive returns for global bonds.

  Our investment strategy is to overweight European bonds. We hold debt instruments in the core Euroland markets and in the peripheral markets such as Sweden, Norway, Denmark and the United Kingdom. Our currency strategy involves holding the currencies of the bonds we own. The Portfolio has a neutral weighting in Japanese yen, as this currency has been kept artificially low vs. the dollar over the past 18 months. We also shortened the duration of the Portfolio in anticipation of a higher rate environment in North America. We selectively hold longer duration bonds in some of the European markets.

CHARACTERISTICS*                               PORTFOLIO    INDEX
-------------------------------------------------------------------
Duration (years)                                    4.61       5.60
Maturity (years)                                    6.75       7.68
Weighted Average Coupon                             5.63%      6.01%
Weighted Average Yield to Maturity                  5.24%      4.16%
Portfolio Size ($MM)                              $100.9         --
Number of Securities                                  56         --
-------------------------------------------------------------------


QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
Cash                                                2.86         --
U.S. Government/Agency                             12.58      29.52
AAA                                                49.89      54.62
AA                                                 21.48      15.86
A                                                   7.39         --
BBB                                                 0.82         --
BB                                                  4.98         --
-------------------------------------------------------------------
Total                                             100.00     100.00

TOP 5 COUNTRIES*                  PORTFOLIO     INDEX    TOP 5 CURRENCIES*                 PORTFOLIO     INDEX
----------------------------------------------------------------------------------------------------------------
USA                                   19.97       29.52  Euro                                  36.52       35.73
Canada                                17.12        2.99  Yen                                   21.39       21.61
Germany                               13.66        8.48  Canadian Dollar                       15.67        2.95
Sweden                                 8.12        1.27  U.S. Dollar                           13.85       29.35
Netherlands                            5.16        2.79  Swedish Krona                          5.08        1.27
----------------------------------------------------------------------------------------------------------------
Total                                 64.03       45.05  Total                                 92.51       90.91

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brinson Partners, Inc.
PORTFOLIO MANAGERS: Jeffrey J. Diermeier, Robert C. Moore, John C. Leonard and Lydia J. Miller
OBJECTIVE: Capital appreciation and dividend income
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser considers undervalued. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion when purchased. Brinson Partners' research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and individual company research. Stock selection begins with the broad stock universe within which the adviser looks for undervalued issues. The firm's analysts conduct primary, fundamental research on a dynamic universe of 700 stocks. The adviser's expectations of a company's ability to generate profit and to grow its business into the future determine the company's intrinsic value.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                          11.14%    20.91%        20.05%
Without PACE program fee                       12.82%    22.74%        21.87%
Russell 1000 Value Index                       14.99%    26.29%        23.70%
Lipper Median                                  14.28%    22.34%        20.79%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without                            Russell 1000 Value
                            Fee  Portfolio With Fee*                    Index
Aug-95                  $10,117              $10,113                  $10,000
Sep-95                  $10,442              $10,425                  $10,362
Oct-95                  $10,408              $10,379                  $10,259
Nov-95                  $10,975              $10,930                  $10,780
Dec-95                  $11,169              $11,110                  $11,050
Jan-96                  $11,622              $11,546                  $11,395
Feb-96                  $11,798              $11,706                  $11,482
Mar-96                  $12,016              $11,907                  $11,677
Apr-96                  $12,242              $12,116                  $11,721
May-96                  $12,426              $12,283                  $11,868
Jun-96                  $12,384              $12,227                  $11,877
Jul-96                  $11,790              $11,625                  $11,428
Aug-96                  $12,250              $12,064                  $11,755
Sep-96                  $12,795              $12,585                  $12,223
Oct-96                  $13,072              $12,840                  $12,696
Nov-96                  $13,968              $13,704                  $13,616
Dec-96                  $13,974              $13,693                  $13,442
Jan-97                  $14,483              $14,174                  $14,094
Feb-97                  $14,580              $14,250                  $14,301
Mar-97                  $14,106              $13,770                  $13,786
Apr-97                  $14,527              $14,163                  $14,365
May-97                  $15,598              $15,188                  $15,168
Jun-97                  $16,326              $15,878                  $15,819
Jul-97                  $17,581              $17,077                  $17,009
Aug-97                  $16,888              $16,383                  $16,403
Sep-97                  $17,643              $17,094                  $17,394
Oct-97                  $16,669              $16,130                  $16,909
Nov-97                  $17,028              $16,458                  $17,656
Dec-97                  $17,433              $16,827                  $18,171
Jan-98                  $17,557              $16,926                  $17,914
Feb-98                  $19,081              $18,373                  $19,120
Mar-98                  $20,178              $19,404                  $20,289
Apr-98                  $19,977              $19,187                  $20,425
May-98                  $19,691              $18,889                  $20,122
Jun-98                  $19,815              $18,984                  $20,380
Jul-98                  $19,320              $18,486                  $20,020
Aug-98                  $16,565              $15,831                  $17,041
Sep-98                  $17,747              $16,939                  $18,019
Oct-98                  $19,091              $18,199                  $19,416
Nov-98                  $19,892              $18,938                  $20,320
Dec-98                  $20,632              $19,619                  $21,011
Jan-99                  $20,498              $19,467                  $21,179
Feb-99                  $19,715              $18,700                  $20,881
Mar-99                  $20,395              $19,321                  $21,313
Apr-99                  $22,220              $21,024                  $23,304
May-99                  $21,901              $20,695                  $23,047
Jun-99                  $22,777              $21,496                  $23,716
Jul-99                  $21,798              $20,546                  $23,021

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the fiscal year ended July 31, 1999, the Portfolio trailed the return of the benchmark. Stock selection provided significant positive results, yet this favorable performance was diminished by the negative effect of industry weightings and factor positions over the year. The underweighting in telecommunications was the primary source of negative results. Among factor influences, the underweighting to yield and overweighting to earnings variability detracted from performance. The lower than market beta of the Portfolio added to results.

  After strong performance in the first quarter, global equity markets were characterized by volatility. The major factors driving this volatility were increased interest rate and inflation fears due to the booming U.S. economy, an early recovery in Asia (ex-Japan) and higher commodity prices. Widespread concerns about the sustainability of current low inflation rates at such high economic speed put upward pressure on global bond yields. During June, the U.S. market continued to focus on the anticipated rate hike by the Fed at its month-end meeting. During June, growth stocks outperformed value stocks and large stocks outperformed small stocks, reversing the trends of the prior two months. During July, value stocks slightly outperformed growth, as measured by the 3.01% decline in the Russell 1000 Value Index compared to the 3.34% decline in the Russell 1000 Growth Index.

  In the United States, we remain overweighted in a number of basic materials stocks in the construction, paper and specialty chemical industries, as well as in the life insurance/managed care, defense/aerospace and the railroad/air-transport industries. The Portfolio's key underweightings occur in the consumer, traditional telephone, financial services and energy industries.

CHARACTERISTICS*
----------------------------------------------------------
Size of Portfolio ($MM)                         $   376.5
No. of Securities                                      89
Stocks                                                 96%
Cash                                                    4%
----------------------------------------------------------

TOP TEN HOLDINGS*
----------------------------------------------------------
Xerox Corp.                                          4.52
Burlington Northern Santa Fe, Inc.                   3.60
Electronic Data Systems Corp.                        3.36
Raytheon Co.                                         3.20
Corning, Inc.                                        3.08
FDX Corp.                                            3.08
Aetna Life & Casualty Co.                            2.74
General Instrument Corp.                             2.62
Lockheed Martin Corp.                                2.50
CIGNA Corp.                                          2.41
----------------------------------------------------------
Total                                               31.11

TOP FIVE SECTORS*
----------------------------------------------------------
Health                                              11.06
Technology                                          10.74
Finance--Banks                                      10.30
Services                                             9.53
Finance--Nonbanks                                    8.80
----------------------------------------------------------
Total                                               50.43

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Alliance Capital Management L.P.
PORTFOLIO MANAGER: Jane Gould
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in companies that the adviser believes have faster rates of earnings growth than the average rate of the companies that comprise the S&P 500 Index. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion at time of purchase. Alliance chooses stocks by identifying the best combinations of earnings growth and reasonable valuation. Each stock in the adviser's research universe is ranked based on analysts' assessments and six measures of earnings growth and valuation. The Portfolio normally invests in stocks that rank within the resulting top 30% of the universe.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION    SINCE CURRENT
                                               1 YEAR    3 YEARS       8/24/95       MANAGER 11/30/97
-----------------------------------------------------------------------------------------------------
With PACE program fee                          17.87%    28.17%        23.53%             28.17%
Without PACE program fee                       19.66%    30.10%        25.40%             30.11%
Russell 1000 Growth Index                      24.04%    31.21%        27.68%             27.48%
Lipper Median                                  18.39%    25.13%        21.48%             20.39%
-----------------------------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO WITHOUT
                   FEE           PORTFOLIO WITH FEE*  RUSSELL 1000 GROWTH INDEX
Aug-95                  $10,000               $9,997                    $10,000
Sep-95                  $10,367              $10,350                    $10,461
Oct-95                  $10,400              $10,371                    $10,468
Nov-95                  $10,675              $10,632                    $10,876
Dec-95                  $10,667              $10,610                    $10,938
Jan-96                  $10,967              $10,895                    $11,304
Feb-96                  $11,234              $11,147                    $11,511
Mar-96                  $11,284              $11,182                    $11,526
Apr-96                  $11,485              $11,367                    $11,829
May-96                  $11,810              $11,674                    $12,242
Jun-96                  $11,819              $11,668                    $12,259
Jul-96                  $11,076              $10,921                    $11,540
Aug-96                  $11,485              $11,310                    $11,838
Sep-96                  $12,520              $12,314                    $12,700
Oct-96                  $12,662              $12,438                    $12,776
Nov-96                  $13,338              $13,085                    $13,736
Dec-96                  $12,932              $12,672                    $13,467
Jan-97                  $13,660              $13,368                    $14,411
Feb-97                  $13,267              $12,967                    $14,313
Mar-97                  $12,313              $12,020                    $13,538
Apr-97                  $13,208              $12,878                    $14,437
May-97                  $13,944              $13,578                    $15,480
Jun-97                  $14,605              $14,204                    $16,099
Jul-97                  $16,128              $15,665                    $17,522
Aug-97                  $15,115              $14,664                    $16,496
Sep-97                  $16,019              $15,521                    $17,308
Oct-97                  $15,567              $15,064                    $16,668
Nov-97                  $15,735              $15,207                    $17,376
Dec-97                  $16,138              $15,577                    $17,571
Jan-98                  $16,475              $15,883                    $18,096
Feb-98                  $18,089              $17,417                    $19,457
Mar-98                  $18,789              $18,069                    $20,232
Apr-98                  $19,100              $18,344                    $20,512
May-98                  $18,896              $18,126                    $19,930
Jun-98                  $20,039              $19,199                    $21,151
Jul-98                  $20,385              $19,506                    $21,011
Aug-98                  $16,377              $15,651                    $17,858
Sep-98                  $17,149              $16,368                    $19,229
Oct-98                  $19,100              $18,207                    $20,775
Nov-98                  $20,350              $19,375                    $22,356
Dec-98                  $22,601              $21,491                    $24,373
Jan-99                  $24,138              $22,923                    $25,803
Feb-99                  $23,167              $21,974                    $24,624
Mar-99                  $23,996              $22,732                    $25,922
Apr-99                  $24,043              $22,748                    $25,956
May-99                  $23,402              $22,114                    $25,159
Jun-99                  $25,429              $23,999                    $26,920
Jul-99                  $24,392              $22,992                    $26,064

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Large Company Growth Equity Investments versus the Russell 1000 Growth Index. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  During the 12 months ended July 31, 1999, the Portfolio underperformed the Russell 1000 Growth Index. The Portfolio's underperformance was due primarily to its overweighting in financial services during the third quarter of 1998. We have maintained these holdings due to their attractive fundamental earnings outlook and earnings multiples well below that of the S&P 500. The underweighting in technology was not as pronounced as the July 31, 1999 data indicate.

TOP FIVE SECTORS*
----------------------------------------------------------
Technology                                           27.8
Consumer Services                                    18.1
Financial Services                                   17.2
Healthcare                                           12.4
Consumer Staples                                      8.3
----------------------------------------------------------
Total                                                83.8

  The technology sector weight in the Russell 1000 Growth Index was 24.7% at July 31, 1998 and 30.1% at March 31, 1999. The large increase in weight to 36.6% was caused by the addition of several Internet stocks, which represented more than 5% of the Index as of July 31, 1999. The Portfolio's technology holdings generally outperformed the Index with the exception of Compaq. Consumer services (retail, Harley Davidson, Liberty Media among others) and multi-industry (Tyco) were overweighted in the Portfolio. The industries and stocks mentioned boosted performance. We were underweighted in consumer staples and healthcare, both of which trailed the Index.

TOP 10 STOCKS*
----------------------------------------------------------
Cisco Systems, Inc.                                   4.6
Bristol-Myers Squibb Co.                              4.3
Tyco International Ltd.                               4.3
Solectron Corp.                                       4.2
AT&T Liberty Media Corp.                              3.8
Dell Computer Corp.                                   3.8
Intel Corp.                                           3.8
Citigroup, Inc.                                       3.5
Microsoft                                             3.5
Schering-Plough Corp.                                 3.4
----------------------------------------------------------
Total                                                39.2

  After exceptionally robust economic growth of 4.3% in the first quarter, we expect a more modest 3% rate for the remainder of the year. The most impressive phenomenon remains the remarkable inflation behavior. As always, we focus intensely on unit labor costs which look encouraging. Productivity has grown at a 2.1% annual rate over the last four years, twice the rate of the prior 20 years! We conclude that our forecast of 2% inflation this year is still appropriate. We have increased modestly our interest rate forecast to reflect current yields rather than any change in our inflation expectations. We expect short-term rates to move in line with inflation and employment gains. Long-term rates likely will fluctuate within a 5.75-6.25% range. The upper end of the range is marginally higher than we would like, but does not require a change in our investment strategy.

  Market leadership shifted abruptly in April when cyclical stocks outperformed growth equities by a wide margin. The perception that economies outside the United States were recovering caused interest rates to rise which, in turn, compressed P/E multiples in growth sectors such as healthcare and technology. This market broadening is a positive development, as the S&P 500 has been dominated by a relatively narrow list of very large capitalization names.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

  During this period, we maintained our conviction that cyclical companies did not possess sustainable pricing power notwithstanding a bottoming and recovery in some depressed foreign economies. Thus, investor expectations were likely to be disappointed. We continued to focus on companies with the most attractive combination of superior earnings expectations and reasonable valuations. We added to holdings which had been unduly depressed such as Allied Signal, Harley Davidson (1.8%), Kohls (2.6%), Kroger (2.3%) and Solectron (4.2%).* We funded these purchases primarily with reductions in some consumer staples stocks where unit growth has been impaired by emerging market weakness. We have also added recently to telecommunications/media with purchases of Mediaone and Time Warner.

  While we remain impressed with the fundamentals of the U.S. economy, we believe stock valuations are relatively full on a near term basis. Thus, sensitivity to earnings shortfalls is high. We continue to scrutinize carefully holdings to ensure that we are invested in well-managed companies with leadership positions and above average growth in their markets. Emphasis continues on technology, financial services and consumer services, particularly retail. We believe these sectors will provide superior earnings in the environment we have described.

CHARACTERISTICS*
--------------------------------------------------------
Size of Portfolio ($MM)                         $378.4
Price/Earnings Ratio                             36.6x
Price/Book Ratio                                 12.4x
Number of Securities                              46
Stocks                                           97.0%
Cash                                             3.0%
--------------------------------------------------------

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brandywine Asset Management, Inc.
PORTFOLIO MANAGERS: Michael Jamison, Henry Otto and Steve Tonkovich
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser believes are undervalued or overlooked in the market. Such equities usually have price-to-earnings (P/E) ratios below the market average. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion at the time of purchase. The adviser narrows the small company universe to about 650 stocks using three quantitative screens: positive trailing 12-month operating earnings, lowest P/E quartile based on trailing 12-month operating earnings, and market cap over $10 million but below the median cap of the New York Stock Exchange. Fundamental review further narrows the universe by excluding stocks for: earnings adjustments that raise P/E above the lowest quartile, pre-announced earnings changes that when formally reported will raise P/E, strong recent price gains, and severe or sudden fundamental deterioration.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION
                                               1 YEAR    3 YEARS       8/24/95
----------------------------------------------------------------------------------
With PACE program fee                          -0.35%    14.99%        11.60%
Without PACE program fee                        1.16%    16.73%        13.28%
Russell 2500 Value Index                        3.85%    17.64%        15.54%
Lipper Median                                   5.38%    13.55%        12.81%
----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO WITHOUT                           RUSSELL 2500 VALUE
                   FEE           PORTFOLIO WITH FEE*           INDEX
Aug-95                  $10,017              $10,013                  $10,000
Sep-95                  $10,025              $10,009                  $10,158
Oct-95                   $9,617               $9,589                   $9,886
Nov-95                   $9,867               $9,826                  $10,328
Dec-95                   $9,992               $9,939                  $10,548
Jan-96                  $10,034               $9,968                  $10,668
Feb-96                  $10,142              $10,063                  $10,820
Mar-96                  $10,376              $10,283                  $11,024
Apr-96                  $10,711              $10,601                  $11,242
May-96                  $10,953              $10,827                  $11,426
Jun-96                  $10,786              $10,649                  $11,361
Jul-96                  $10,276              $10,132                  $10,816
Aug-96                  $10,276              $10,630                  $11,325
Sep-96                  $11,096              $10,913                  $11,713
Oct-96                  $11,246              $11,047                  $11,910
Nov-96                  $11,948              $11,722                  $12,613
Dec-96                  $12,225              $11,979                  $12,887
Jan-97                  $12,656              $12,386                  $13,217
Feb-97                  $12,777              $12,488                  $13,364
Mar-97                  $12,406              $12,111                  $12,991
Apr-97                  $12,389              $12,079                  $13,242
May-97                  $13,432              $13,080                  $14,165
Jun-97                  $14,346              $13,952                  $14,832
Jul-97                  $15,105              $14,672                  $15,642
Aug-97                  $15,337              $14,879                  $15,721
Sep-97                  $16,476              $15,963                  $16,678
Oct-97                  $16,165              $15,643                  $16,184
Nov-97                  $16,277              $15,732                  $16,530
Dec-97                  $16,781              $16,198                  $17,150
Jan-98                  $16,511              $15,918                  $16,857
Feb-98                  $17,645              $16,989                  $17,902
Mar-98                  $18,341              $17,638                  $18,786
Apr-98                  $18,592              $17,857                  $18,775
May-98                  $17,812              $17,086                  $18,183
Jun-98                  $17,422              $16,691                  $18,114
Jul-98                  $16,158              $15,461                  $16,956
Aug-98                  $13,770              $13,159                  $14,294
Sep-98                  $13,937              $13,303                  $15,130
Oct-98                  $14,402              $13,729                  $15,805
Nov-98                  $14,783              $14,074                  $16,315
Dec-98                  $15,214              $14,467                  $16,820
Jan-99                  $15,079              $14,321                  $16,336
Feb-99                  $13,803              $13,092                  $15,498
Mar-99                  $13,626              $12,908                  $15,474
Apr-99                  $15,380              $14,552                  $17,002
May-99                  $15,899              $15,024                  $17,349
Jun-99                  $16,522              $15,593                  $17,953
Jul-99                  $16,345              $15,407                  $17,610

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Russell 2500 Value Index. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio's lagging performance versus the Russell 2500 Value Index and its Lipper peer group is primarily the result of the Portfolio's lower average capitalization compared to the Index ($496 million versus $1.8 billion) and our peers. This market cap differential had a large negative impact on performance from July 1998 through March 1999 as larger cap stocks significantly outperformed smaller stocks. That trend reversed in the last few months, and the Portfolio closed much of its performance gap with the Index. Sectors that most helped the Portfolio's performance included oil services, where depressed stocks benefited from the steep rise in oil prices, and retailing, where strong consumer demand drove gains for apparel sellers. The Portfolio's below-index performance in the technology sector had the greatest negative impact on return.

CHARACTERISTICS*                         TOP FIVE SECTORS*
---------------------------------------------------------------------------------------
Price/Earnings Ratio            10.4x    Producer Manufacturing                    16.8
Price/Book Ratio                1.3x     Finance                                   16.3
Dividend Yield                  1.2%     Industrial/Commercial Services            10.6
Size of Portfolio ($MM)        $205.8    Consumer Durables                         10.2
Number of Securities             695     Consumer Non-Durables                      9.9
                                                                              ---------
Stocks                          97.1%    Total                                     63.8
Cash                            2.9%
---------------------------------------------------------------------------------------

  The second quarter of 1999 was a welcome break from the lengthy dominance of large cap growth stocks. Even with those gains, however, small cap value stocks have barely begun to close the extraordinary valuation gap between large and small stocks. The improving world economy coupled with heavy merger activity should continue to benefit these small stocks. We believe the recent increase in small cap merger and acquisition activity represents an important performance catalyst. Small stocks reached such low prices that they have become attractive takeover targets, which has begun to push prices back to more normal levels.

TOP 10 STOCKS*                              PORTFOLIO
-----------------------------------------------------
Calpine Corp.                                     1.0
U.S. Freightways Corp.                            1.0
Alliant Techsystem Inc.                           0.9
Amerus Life Holdings                              0.8
Polaris Industries Inc.                           0.8
Centex Construction Products Inc.                 0.7
Commerce Group Inc.                               0.7
Texas Industries, Inc.                            0.7
Arvin Industries Inc.                             0.7
Public Service Co.                                0.7
-----------------------------------------------------
Total                                             8.0

  The Portfolio benefited in the quarter from significant weightings in economically sensitive sectors such as manufacturing, steels and chemicals. The companies had reached extreme valuation discounts and responded positively to the worldwide stabilization. Portfolio performance also was helped by a below-index weighting in financial services. Financial stocks generally produced strong returns over the last few years, but have lagged throughout 1999--primarily due to rising interest rates. We remain underweighted in technology due to the sector's extended valuations.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Delaware Management Company, Inc.

PORTFOLIO MANAGER: Gerald Frey

OBJECTIVE: Capital appreciation

INVESTMENT PROCESS: The Portfolio invests in common stocks of "emerging growth" companies, which feature above-average rates of earnings growth. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion. Up to 5% of the total assets may be invested in foreign securities, including American Depository Receipts. The adviser employs a bottom-up, fundamental analysis to identify companies with annual earnings growth of at least 25% and priced at a modest premium to the earnings multiples to the S&P 500 Index. Important criteria include free cash flow, strength of management, degree of insider ownership and potential for upside surprises.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                   SINCE INCEPTION    SINCE CURRENT
                                               1 YEAR    3 YEARS       8/24/95       MANAGER 12/31/96
-----------------------------------------------------------------------------------------------------
With PACE program fee                          31.63%    23.52%        15.04%             22.09%
Without PACE program fee                       33.62%    25.39%        16.78%             23.94%
Russell 2500 Growth Index                      19.29%    15.03%        15.54%             11.99%
Lipper Median                                   5.38%    13.55%        12.84%              9.73%
-----------------------------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without
                            Fee  Portfolio With Fee*  Russell 2500 Growth Index
Aug-95                   $9,942               $9,938                    $10,000
Sep-95                   $9,967               $9,951                    $10,214
Oct-95                   $9,575               $9,548                     $9,853
Nov-95                   $9,758               $9,719                    $10,256
Dec-95                   $9,863               $9,810                    $10,393
Jan-96                   $9,470               $9,408                    $10,425
Feb-96                  $10,004               $9,926                    $10,884
Mar-96                  $10,013               $9,922                    $11,120
Apr-96                  $10,881              $10,769                    $11,882
May-96                  $11,348              $11,217                    $12,306
Jun-96                  $10,764              $10,627                    $11,689
Jul-96                   $9,345               $9,215                    $10,527
Aug-96                   $9,821               $9,671                    $11,253
Sep-96                  $10,463              $10,291                    $11,850
Oct-96                  $10,088               $9,910                    $11,482
Nov-96                  $10,463              $10,266                    $11,903
Dec-96                  $10,589              $10,375                    $11,961
Jan-97                  $10,989              $10,754                    $12,319
Feb-97                  $10,572              $10,333                    $11,780
Mar-97                   $9,804               $9,571                    $11,004
Apr-97                   $9,571               $9,331                    $11,054
May-97                  $10,697              $10,416                    $12,379
Jun-97                  $11,198              $10,890                    $12,794
Jul-97                  $12,049              $11,703                    $13,606
Aug-97                  $12,341              $11,972                    $13,938
Sep-97                  $13,509              $13,089                    $14,923
Oct-97                  $12,917              $12,499                    $13,992
Nov-97                  $12,733              $12,306                    $13,778
Dec-97                  $12,889              $12,442                    $13,729
Jan-98                  $12,706              $12,250                    $13,549
Feb-98                  $13,430              $12,932                    $14,712
Mar-98                  $14,286              $13,738                    $15,259
Apr-98                  $14,207              $13,645                    $15,397
May-98                  $13,334              $12,791                    $14,409
Jun-98                  $14,076              $13,486                    $14,514
Jul-98                  $13,788              $13,193                    $13,434
Aug-98                  $11,022              $10,533                    $10,381
Sep-98                  $11,903              $11,361                    $11,291
Oct-98                  $12,444              $11,863                    $12,054
Nov-98                  $13,518              $12,870                    $12,911
Dec-98                  $14,805              $14,078                    $14,154
Jan-99                  $15,350              $14,578                    $14,564
Feb-99                  $14,242              $13,509                    $13,382
Mar-99                  $15,225              $14,423                    $14,005
Apr-99                  $15,832              $14,980                    $15,122
May-99                  $16,047              $15,163                    $15,279
Jun-99                  $18,066              $17,050                    $16,359
Jul-99                  $18,423              $17,366                    $16,025

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio's overweighting in technology generated significant positive performance. Three positions--Applied Micro Circuits Corp., Gemstar Group Ltd. and Nextlink Communications Inc.--appreciated more than 200% over the last 12 months. Our underweightings in healthcare and financial services also proved positive. We continued to concentrate on 70-80 holdings, allowing us to truly know what we hold and avoid span of control problems.

CHARACTERISTICS*                                          TOP FIVE SECTORS*
----------------------------------------------------------------------------------------------------------
Price/Earnings Ratio                             39.7x    Technology                                31.55
Price/Book Ratio                                 5.9x     Consumer Non-Durables                     14.27
Dividend Yield                                   0.44%    Business Services                         14.00
Portfolio Size ($MM)                            $265.3    Consumer Services                         13.20
Number of Securities                              71      Basic Industry                             7.24
                                                                                                    -----
Stocks                                            93%     Total                                     80.26
Cash                                              7%
----------------------------------------------------------------------------------------------------------

  Are we witnessing an economic sea change? Even Alan Greenspan seems to think that old-school economics may not apply to the technological revolution the U.S. economy has embraced in the 1990s. Consistently above-average GDP growth, worker productivity and corporate profits seem to support the notion that meaningful growth can coexist with low inflation. A review of major economic statistics supports this sea change of thinking:

  - The Conference Board's index of leading economic indicators (which is designed to forecast economic activity six to nine months ahead) rose 0.3% in May with nine of the ten components increasing.

  - The Conference Board's consumer-confidence index (consumer spending is now estimated to comprise 70% of GDP) rose in May to its highest level since October 1968.

  - CPI and PPI inflation measures remain muted for the year even after a brief spike in April.

  The narrow focus of the stock market over the last 18 months has frustrated many investors. Other than a small group of large capitalization companies, most stocks have underperformed, causing many to question the prudence of market diversification. The market broadened significantly during the second quarter of 1999, rewarding the previously out-of-favor small cap stocks. We believe small cap stocks still offer good value compared to their large cap brethren.

TOP TEN STOCKS*                                SECTOR                                         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Gemstar Group Ltd.                             Technology                                                4.42
Veritas Software Co.                           Technology                                                4.37
Applied Micro Circuits Corp.                   Technology                                                4.15
Micrel Inc.                                    Technology                                                3.82
Nextlink Communications Inc.                   Telecommunications                                        3.72
Cost Plus Inc.                                 Consumer Non-Durables                                     3.08
Mettler Toledo International Inc.              Basic Industry                                            3.07
Profit Recovery Group International, Inc.      Business Services                                         2.95
USA Networks Inc.                              Business Services                                         2.86
Staples Inc.                                   Consumer Non-Durables                                     2.85
--------------------------------------------------------------------------------------------------------------
Total                                                                                                   35.29

  As a disciplined small cap growth manager, we only buy stocks that, in our opinion, have substantially above average growth expectations. We define growth companies as those with sustainable high growth in sales, profitability and earnings. In this attractive landscape for earnings estimates growth, we are searching for small cap companies that are selling at discounts to our projected earnings growth, have a solid market position within their industry and have investor-friendly management with demonstrated ability to add value through sales/earnings growth and acquisitions.

  We continue to favor the service sectors and technology. We have decreased our financial weighting and continue to de-emphasize healthcare and energy. Overall, we feel that patient small cap investors have been rewarded for sticking to their long-term investment strategy. We are confident the small cap segment of the market continues to offer good value to equity investors.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISER: Martin Currie Inc.
PORTFOLIO MANAGERS: Team led by James Fairweather
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally, at least 65% of the Portfolio is invested in equity securities of companies domiciled in three or more countries outside the United States. Up to 10% of the Portfolio may be invested in emerging markets. A significant portion of currency exposure may be hedged back to the U.S. dollar. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, the currency outlook, local investor sentiment, breadth and liquidity of the market, valuation and the reliability of trading systems.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                     SINCE INCEPTION
                                                1 YEAR     3 YEARS       8/24/95
------------------------------------------------------------------------------------
With PACE program fee                            5.73%     11.70%        10.30%
Without PACE program fee                         7.33%     13.38%        11.97%
MSCI EAFE Index                                 10.02%     11.28%        10.34%
Lipper Median                                    6.07%     11.70%        10.90%
------------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without
                            Fee  Portfolio With Fee*    MSCI EAFE Index
Aug-95                   $9,942               $9,938            $10,000
Sep-95                  $10,008               $9,993            $10,195
Oct-95                   $9,875               $9,847             $9,921
Nov-95                   $9,967               $9,926            $10,197
Dec-95                  $10,356              $10,301            $10,607
Jan-96                  $10,691              $10,621            $10,651
Feb-96                  $10,658              $10,575            $10,687
Mar-96                  $10,901              $10,802            $10,914
Apr-96                  $11,118              $11,004            $11,231
May-96                  $11,009              $10,883            $11,025
Jun-96                  $11,127              $10,985            $11,086
Jul-96                  $10,708              $10,558            $10,763
Aug-96                  $10,767              $10,603            $10,786
Sep-96                  $11,060              $10,878            $11,073
Oct-96                  $10,884              $10,691            $10,960
Nov-96                  $11,336              $11,122            $11,397
Dec-96                  $11,423              $11,193            $11,250
Jan-97                  $11,236              $10,996            $10,856
Feb-97                  $11,465              $11,206            $11,034
Mar-97                  $11,440              $11,167            $11,074
Apr-97                  $11,542              $11,253            $11,132
May-97                  $12,375              $12,050            $11,857
Jun-97                  $12,944              $12,589            $12,510
Jul-97                  $13,310              $12,928            $12,713
Aug-97                  $12,213              $11,848            $11,763
Sep-97                  $13,012              $12,607            $12,422
Oct-97                  $12,018              $11,629            $11,467
Nov-97                  $12,094              $11,689            $11,350
Dec-97                  $12,503              $12,069            $11,449
Jan-98                  $12,706              $12,249            $11,972
Feb-98                  $13,444              $12,945            $12,740
Mar-98                  $13,928              $13,394            $13,133
Apr-98                  $14,112              $13,554            $13,237
May-98                  $14,235              $13,655            $13,172
Jun-98                  $14,235              $13,638            $13,272
Jul-98                  $14,543              $13,916            $13,406
Aug-98                  $12,679              $12,117            $11,745
Sep-98                  $12,152              $11,598            $11,349
Oct-98                  $13,163              $12,548            $12,679
Nov-98                  $13,910              $13,243            $13,352
Dec-98                  $14,546              $13,832            $13,908
Jan-99                  $14,619              $13,883            $13,893
Feb-99                  $14,110              $13,383            $13,384
Mar-99                  $14,755              $13,978            $13,984
Apr-99                  $15,155              $14,338            $14,556
May-99                  $14,519              $13,720            $13,823
Jun-99                  $15,300              $14,440            $14,508
Jul-99                  $15,609              $14,713            $15,000

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed the MSCI EAFE Index for the twelve months ended July 1999. Portfolio performance was hurt by an underweighted position in Japan, by country selection in the Pacific and by exposure to Latin America. Successful stock selection in Japan was not enough to offset these negative factors.

TOP FIVE COUNTRIES*            PORTFOLIO     INDEX    TOP FIVE SECTORS*                     PORTFOLIO
------------------------------------------------------------------------------------------------------
Japan                               28.4        25.5  Consumer Goods and Services                44.5
United Kingdom                      15.2        21.8  Financial Services                         20.6
France                              11.7         9.4  Information Technology                     12.0
Germany                              7.3         9.4  General Industrials                        10.0
Switzerland                          3.9         6.8  Basic Industries                            7.4
------------------------------------------------------------------------------------------------------
Total                               66.5        72.9  Total                                      94.5

  Our analysis shows that our market allocation has been successful, but our stock selection in Europe and the UK has held back performance. We have rebalanced the European component towards more of a growth bias.

REGIONAL ALLOCATION*           PORTFOLIO     INDEX    CHARACTERISTICS*
----------------------------------------------------------------------------------------------------
Europe                              52.9        68.0  Portfolio Size ($MM)                  $213.6
Asia                                36.4        32.0  Number of Securities                    128
Emerging Markets                     5.8         0.0  Stocks                                 95.1%
Cash                                 4.9         0.0  Cash                                   4.9%
----------------------------------------------------------------------------------------------------
Total                              100.0       100.0

  With the specter of rising interest rates in the United States, it is likely that market leadership will pass from the U.S., continental Europe and the UK to Japan and the Pacific Basin. With such a large component of the Index in retreat, the upside potential for the Index could be rather modest.

  We have further reduced the exposure to continental Europe and the UK. The Portfolio is underweighted in these two markets because of interest rate concerns, and it is becoming increasingly difficult to find reasons to expect the markets to outperform. We believe the background from Wall Street is not positive.

  The Portfolio has been rebalanced towards Japan and Asia and is overweight in these two markets, relative to the Index.* Japan may be showing neither promise of growth nor evidence of value, but we anticipate change, particularly from management initiatives.

TOP TEN STOCKS*                                COUNTRY      PORTFOLIO
----------------------------------------------------------------------
Rohm Company Ltd.                              Japan              2.2
Sony Corp.                                     Japan              2.0
NTT Mobile Communication                       Japan              1.9
Fujitsu                                        Japan              1.8
Vivendi                                        France             1.8
Yamanouchi Pharmaceutical Co.                  Japan              1.8
Mannesmann AG                                  Germany            1.8
Societe Generale                               France             1.7
Nokia                                          Finland            1.5
Shin-Etsu Chemical Company Ltd.                Japan              1.5
----------------------------------------------------------------------
Total                                                            18.1

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISER: Schroder Investment Management North America Inc.
PORTFOLIO MANAGERS: John Troiano, Heather Crighton and Mark Bridgeman
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally, at least 65% of the Portfolio is invested in equity securities of issuers in three or more emerging-market countries. The adviser's network of regional specialists and analysts in 11 countries supports an intensive program of proprietary emerging-markets research. Schroder uses its proprietary research network to identify companies with professional management, sustainable earnings growth, high domestic market share and credible accounting standards.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/99

                                                                    SINCE INCEPTION
                                                1 YEAR    3 YEARS       8/24/95
-----------------------------------------------------------------------------------
With PACE program fee                           14.92%    -2.17%        -0.97%
Without PACE program fee                        16.66%    -0.69%         0.53%
MSCI EMF ex-Malaysia Index                      21.17%     1.15%         0.88%
Lipper Median                                    8.89%    -1.33%        -0.53%
-----------------------------------------------------------------------------------

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EMF EX-MALAYSIA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Portfolio Without
                            Fee  Portfolio With Fee*   MSCI EMF ex-Malaysia Index
Aug-95                  $10,017              $10,013                      $10,000
Sep-95                   $9,900               $9,884                       $9,981
Oct-95                   $9,517               $9,490                       $9,633
Nov-95                   $9,475               $9,436                       $9,424
Dec-95                   $9,814               $9,761                       $9,816
Jan-96                  $10,765              $10,694                      $10,581
Feb-96                  $10,481              $10,399                      $10,304
Mar-96                  $10,623              $10,527                      $10,265
Apr-96                  $10,965              $10,853                      $10,648
May-96                  $11,057              $10,930                      $10,681
Jun-96                  $11,074              $10,933                      $10,752
Jul-96                  $10,423              $10,277                      $10,001
Aug-96                  $10,581              $10,420                      $10,195
Sep-96                  $10,581              $10,407                      $10,267
Oct-96                  $10,106               $9,927                       $9,904
Nov-96                  $10,348              $10,152                      $10,024
Dec-96                  $10,649              $10,435                      $10,059
Jan-97                  $11,202              $10,963                      $10,849
Feb-97                  $11,629              $11,366                      $11,311
Mar-97                  $11,478              $11,205                      $11,077
Apr-97                  $11,629              $11,338                      $11,326
May-97                  $12,190              $11,870                      $11,665
Jun-97                  $12,826              $12,474                      $12,439
Jul-97                  $13,061              $12,686                      $12,827
Aug-97                  $11,654              $11,306                      $11,480
Sep-97                  $12,190              $11,811                      $11,916
Oct-97                  $10,206               $9,876                      $10,009
Nov-97                  $10,005               $9,669                       $9,789
Dec-97                  $10,147               $9,795                      $10,044
Jan-98                   $9,609               $9,264                       $9,280
Feb-98                  $10,231               $9,851                      $10,023
Mar-98                  $10,601              $10,195                      $10,514
Apr-98                  $10,660              $10,238                      $10,525
May-98                   $9,248               $8,871                       $9,104
Jun-98                   $8,399               $8,046                       $8,221
Jul-98                   $8,752               $8,374                       $8,541
Aug-98                   $6,280               $6,002                       $6,067
Sep-98                   $6,591               $6,291                       $6,485
Oct-98                   $7,289               $6,948                       $7,166
Nov-98                   $7,625               $7,260                       $7,718
Dec-98                   $7,668               $7,291                       $7,606
Jan-99                   $7,693               $7,306                       $7,484
Feb-99                   $7,643               $7,249                       $7,556
Mar-99                   $8,524               $8,075                       $8,552
Apr-99                   $9,498               $8,987                       $9,610
May-99                   $9,363               $8,847                       $9,555
Jun-99                  $10,523               $9,932                      $10,639
Jul-99                  $10,210               $9,624                      $10,350

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI EMF ex-Malaysia Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed the MSCI EMF ex-Malaysia Index for the fiscal year ended July 31, 1999. This underperformance was due primarily to stock selection in Asia, particularly in Thailand and India. Stock selection in Latin America and Europe, Mid East and Africa (EMEA) further detracted from results. Stock selection underperformed mainly because the blue chip stocks that meet the Portfolio's investment criteria suffered in the first half of the year from liquidity-driven selling. Our country weightings somewhat offset the stock selection results--the Portfolio benefited most from an overweighting in Asia.

CHARACTERISTICS*                                         REGIONAL ALLOCATION*
--------------------------------------------------------------------------------------------------
Portfolio Size ($MM)                       $87.3         Asia                                45.9
Number of Securities                        215          Europe/Mid East/Africa              26.7
Stocks                                     98.3%         Latin America                       25.7
                                                                                              ---
Cash                                        1.7%         Total                               98.3
--------------------------------------------------------------------------------------------------

  The Portfolio fared well over the twelve months compared to its Lipper peer group. The Portfolio benefited from increasing its exposure to Asia early in the fourth quarter of 1998, and from its reduced exposure to Brazil during the volatility leading up to that country's currency devaluation in January 1999.

TOP TEN STOCKS*                                COUNTRY      PORTFOLIO   TOP FIVE COUNTRIES*
-----------------------------------------------------------------------------------------------------------------
Samsung Electronics Co.                        Korea              6.7   Korea                               16.2
Telefonos de Mexico                            Mexico             3.7   Mexico                              11.6
Korea Electric Power Corp.                     Korea              2.6   Taiwan                              10.0
Taiwan Semiconductor                           Taiwan             2.4   India                                8.7
Hindustan Lever Ltd.                           India              1.5   Brazil                               8.4
                                                                                                             ---
Cifra SA de CV                                 Mexico             1.3   Total                               54.9
Alpha Credit Bank                              Greece             1.2
Companhia Vale do Rio Doce                     Brazil             1.1
Hellenic Telecom                               Greece             1.1
Cathay Life Insurance                          Taiwan             1.0
-----------------------------------------------------------------------------------------------------------------
Total                                                            22.6

  The outlook for the emerging markets has improved significantly but a number of concerns remain. U.S. economic strength has supported the strong performance of the emerging markets this year. Going forward, strong growth in the United States coupled with the improved global situation may lead to further U.S. interest rate increases to cool the domestic economy. If this were to happen, a number of emerging markets could suffer due to their reliance on exports to offset their weak domestic spending. However, we expect that stronger growth in continental Europe and Japan could offset this and absorb emerging market exports.

  We remain positive on the prospects for economic recovery in Asia, particularly Korea, although we think much of the potential recovery has been reflected in recent performance. Within Latin America, we continue to prefer the larger markets of Brazil and Mexico, where declining interest rates and improving growth are supporting the local equity markets. EMEA remains our least favorite area overall, with the main underweight positions in South Africa and Greece.

-------------
*All weightings represent percentages of Portfolio assets as of July 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--15.04%
 $   900    Federal Farm Credit Bank...........................  08/30/99 to 10/01/99  5.363 to 5.639%*   $    900,000
     500    Federal Home Loan Bank.............................        01/19/00             4.850              500,000
   1,000    Federal Home Loan Bank.............................        08/03/99             5.173*             999,716
   1,000    Federal Home Loan Mortgage.........................        08/23/99             4.910              996,999
     500    Student Loan Marketing Association.................        01/14/00             5.000              500,000
   3,200    Student Loan Marketing Association.................  08/02/99 to 08/03/99   5.06 to 5.313*       3,199,222
                                                                                                          -------------
Total U.S. Government Agency Obligations (cost--$7,095,937)....                                              7,095,937
                                                                                                          -------------

DOMESTIC BANK NOTES--4.87%
     300    First National Bank of Chicago.....................        03/15/00             5.180              299,892
     700    First Tennessee Bank N. A. Memphis.................  01/14/00 to 03/08/00   5.100 to 5.210         700,000
     700    First Tennessee Bank N. A. Memphis.................        08/03/99             5.183*             700,000
     300    Harris Trust & Savings Bank........................        01/24/00             5.020              300,014
     300    LaSalle National Bank..............................        07/14/00             5.690              300,028
                                                                                                          -------------
Total Domestic Bank Notes (cost--$2,299,934)...................                                              2,299,934
                                                                                                          -------------

YANKEE CERTIFICATES OF DEPOSIT--9.75%
     300    Bank of Nova Scotia................................        01/14/00             5.050              299,987
     400    Barclays Bank PLC..................................        01/10/00             4.980              399,966
     300    Bayerische Hypotheken-und Wechsel-Bank.............        04/28/00             5.150              299,891
     500    Deutsche Bank AG...................................        08/23/99             5.600              500,000
   1,100    National Westminster Bank PLC......................        07/03/00             5.530            1,097,849
   1,000    Svenska Handelsbanken..............................  02/22/00 to 05/22/00   5.100 to 5.280         999,799
     400    Toronto-Dominion Bank..............................        01/07/00             4.990              399,983
     600    Westpac Banking Corp...............................  03/17/00 to 03/31/00   5.165 to 5.175         599,924
                                                                                                          -------------
Total Yankee Certificates of Deposit (cost--$4,597,399)........                                              4,597,399
                                                                                                          -------------

COMMERCIAL PAPER@--64.30%
ASSET BACKED-BANKING--7.96%
   1,409    Atlantis One Funding Corp..........................        08/04/99             5.080            1,408,404
   2,351    Woodstreet Funding Corp............................  08/05/99 to 08/30/99   5.100 to 5.120       2,346,110
                                                                                                          -------------
                                                                                                             3,754,514
                                                                                                          -------------
ASSET BACKED-FINANCE--2.11%
   1,000    CC (USA) Inc.......................................        08/16/99             5.120              997,867
                                                                                                          -------------
ASSET BACKED-MISCELLANEOUS--17.91%
   1,477    Delaware Funding Corp..............................        08/16/99             5.120            1,473,849
   1,040    Enterprise Funding Corp............................        08/16/99             5.120            1,037,781
   1,461    Falcon Asset Securitization Corp...................  08/16/99 to 08/23/99   5.110 to 5.120       1,456,932
   2,000    Parthenon Receivables Funding LLC..................        08/18/99             5.130            1,995,155
   1,491    Preferred Receivables Funding Corp.................        09/01/99             5.130            1,484,414
   1,000    Triple A One Funding Corp..........................        08/03/99             5.110              999,716
                                                                                                          -------------
                                                                                                             8,447,847
                                                                                                          -------------
AUTO & TRUCK--9.91%
   1,004    BMW US Capital Corp................................        08/17/99             5.080            1,001,733
     500    Ford Motor Credit Corp.............................        08/26/99             5.080              498,236
   1,179    General Motors Acceptance Corp.....................        08/16/99             5.060            1,176,514
   2,000    PACCAR Financial Corp..............................        08/13/99             5.080            1,996,614
                                                                                                          -------------
                                                                                                             4,673,097
                                                                                                          -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------

COMMERCIAL PAPER@--(CONCLUDED)

BANKING-DOMESTIC--3.17%
 $ 1,500    Generale Funding...................................        08/30/99             5.120%        $  1,493,813
                                                                                                          -------------
BANKING-FOREIGN--4.24%
   2,000    Banque et Caisse d'Epargne de L'Etat...............        08/03/99             5.110            1,999,432
                                                                                                          -------------
BUSINESS SERVICES--3.43%
   1,621    Block Financial Corp...............................        08/02/99             5.120            1,620,769
                                                                                                          -------------
DRUGS, HEALTH CARE--3.39%
   1,603    Glaxo Wellcome PLC.................................        08/09/99             5.090            1,601,187
                                                                                                          -------------
ELECTRONICS--4.24%
   2,000    Vermont American Corp..............................        08/05/99             5.050            1,998,878
                                                                                                          -------------
ENERGY--3.18%
   1,500    Koch Industries....................................        08/02/99             5.110            1,499,787
                                                                                                          -------------
FOOD, BEVERAGE & TOBACCO--0.53%
     250    Campbell Soup Co...................................        09/03/99             5.120              248,827
                                                                                                          -------------
METALS & MINING--4.23%
   2,000    Rio Tinto America Inc..............................  08/03/99 to 08/19/99   5.070 to 5.100       1,997,182
                                                                                                          -------------
Total Commercial Paper (cost--$30,333,200).....................                                             30,333,200
                                                                                                          -------------

SHORT-TERM CORPORATE OBLIGATIONS--6.22%
AUTO & TRUCK--1.45%
     675    Ford Motor Credit Corp.............................        08/15/00              6.85              682,349
                                                                                                          -------------
BANKING--0.64%
     300    Norwest Corp.......................................        08/31/99             5.550              299,993
                                                                                                          -------------
BROKER-DEALER--0.42%
     200    Goldman Sachs Group L. P...........................        09/15/99             6.875              200,286
                                                                                                          -------------
FINANCE-DIVERSIFIED--3.18%
   1,500    Associates Corp. of North America..................        08/30/99             5.109*           1,499,178
                                                                                                          -------------
INSURANCE--0.53%
     250    Prudential Funding Corp............................        08/03/99             5.283*             250,000
                                                                                                          -------------
Total Short-Term Corporate Obligations (cost--$2,931,806)......                                              2,931,806
                                                                                                          -------------
Total Investments (cost--$47,258,276)--100.18%.................                                             47,258,276
Liabilities in excess of other assets--(0.18)%.................                                                (84,649)
                                                                                                          -------------
Net Assets--100.00%............................................                                           $ 47,173,627
                                                                                                          -------------
                                                                                                          -------------

-----------------

* Variable rate security--Maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are current rates as of July 31, 1999 and reset periodically.
@      Interest rates shown are discount rates at date of purchase.

                       Weighted average maturity--56 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES                RATES             VALUE
---------                                                              --------------------  -----------------   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--10.84%
 $ 1,200    Federal Home Loan Mortgage Discount Notes................  08/16/99 to 08/19/99       4.960%         $  1,197,355
      35    U.S. Treasury Bills......................................        09/16/99              4.550               34,796
   3,200    U.S. Treasury Bonds(1)...................................        08/15/03             11.125            3,784,000
  16,093    U.S. Treasury Inflation Index Notes......................  07/15/02 to 01/15/08   3.375 to 3.625       15,767,819
                                                                                                                 -------------
Total U.S. Government and Agency Obligations (cost--$20,940,175).....                                              20,783,970
                                                                                                                 -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--35.86%
   5,372    GNMA.....................................................  11/20/21 to 12/20/27        6.125            5,435,376
   3,266    GNMA.....................................................  01/20/18 to 02/20/27        6.375            3,317,933
   1,189    GNMA.....................................................  08/20/25 to 09/20/26        6.625            1,205,181
   1,781    GNMA.....................................................        09/15/01              6.800            1,806,660
   2,013    GNMA.....................................................  06/20/22 to 05/20/25        6.875            2,046,157
   4,440    GNMA.....................................................  05/15/02 to 08/15/23        7.000            4,380,185
   1,500    GNMA.....................................................  01/15/00 to 07/15/29        7.470            1,534,649
     240    GNMA.....................................................  08/15/21 to 09/15/23        7.500              240,062
     102    GNMA II ARM..............................................        04/20/18              6.875              103,516
     641    GNMA Project Loan PT Wexford On The Green................        10/15/22              7.000              587,114
   2,000    GNMA Project Loan River Valley Nursing...................        09/30/29              7.500            1,947,500
  47,370    GNMA TBA.................................................          TBA                 7.000           46,141,317
                                                                                                                 -------------
Total Government National Mortgage Association Certificates
  (cost--$69,158,246)................................................                                              68,745,650
                                                                                                                 -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--18.47%
   2,464    FHLMC ARM................................................        01/01/28              6.384            2,456,420
     999    FHLMC....................................................        11/01/02              7.000            1,007,061
   9,515    FHLMC....................................................  10/01/17 to 11/01/28        7.500            9,538,147
   5,615    FHLMC....................................................  03/01/13 to 06/01/27        8.000            5,741,021
     596    FHLMC....................................................        04/01/04              8.500              613,138
   6,500    FHLMC TBA................................................          TBA                 5.500            5,827,653
   5,500    FHLMC TBA................................................          TBA                 6.500            5,235,471
   5,000    FHLMC TBA................................................          TBA                 7.500            4,992,190
                                                                                                                 -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$35,896,809)................................................                                              35,411,101
                                                                                                                 -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--8.39%
  16,743    FHA Project Notes (cost--$16,890,317)....................  10/15/04 to 02/01/29   6.850 to 7.880       16,092,862
                                                                                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--29.26%
   1,213    FNMA.....................................................        02/25/14              6.000            1,014,462
   4,357    FNMA.....................................................        05/01/03              6.500            4,362,292
   2,162    FNMA ARM.................................................        12/01/27              6.639            2,181,320
   7,837    FNMA.....................................................  03/01/04 to 03/01/09        7.000            7,847,132
   4,844    FNMA.....................................................        03/18/18              7.250            4,844,690
   2,657    FNMA.....................................................  10/01/26 to 11/01/26        7.500            2,662,748
   3,266    FNMA.....................................................  07/01/25 to 07/01/27        8.000            3,346,189
   7,517    FNMA.....................................................  02/01/25 to 09/01/27        8.500            7,824,407
   1,444    FNMA.....................................................  10/01/19 to 02/01/26        9.000            1,531,253
  21,500    FNMA TBA.................................................          TBA                 7.000           20,491,411
                                                                                                                 -------------
Total Federal National Mortgage Association Certificates
  (cost--$56,713,779)................................................                                              56,105,904
                                                                                                                 -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES                RATES             VALUE
---------                                                              --------------------  -----------------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--23.77%
 $   127    FHLMC GNMA REMIC Series 23, Class KZ.....................        11/25/23             6.500%         $    112,092
     556    FHLMC REMIC Series 159, Class H..........................        09/15/21              4.500              518,126
     316    FHLMC REMIC Series 1347, Class HC........................        12/15/21              4.250              297,729
     214    FHLMC REMIC Series 1425, Class E.........................        08/15/05              6.500              214,125
     601    FHLMC REMIC Series 1489, Class F.........................        07/15/05              5.500              600,038
   1,032    FHLMC REMIC Series 1502, Class PX........................        04/15/23              7.000              980,360
     542    FHLMC REMIC Series 1534, Class Z.........................        06/15/23              5.000              403,173
   1,520    FHLMC REMIC Series 1542, Class Z.........................        07/15/23              7.000            1,413,059
     167    FHLMC REMIC Series 1573, Class PZ........................        09/15/23              7.000              170,149
      95    FHLMC REMIC Series 1595, Class A.........................        06/15/11              5.600               94,801
     396    FHLMC REMIC Series 1640, Class F.........................        10/15/07             5.838++             397,339
     139    FHLMC REMIC Series 1658, Class GZ........................        01/15/24              7.000              129,607
     937    FHLMC REMIC Series 1694, Class Z.........................        03/15/24              6.500              845,121
     101    FHLMC REMIC Series 1775, Class Z.........................        03/15/25              8.500              105,962
   3,085    FHLMC REMIC Series 1869, Class J.........................        12/15/24              8.000            3,149,985
   1,213    FHLMC REMIC Series 1933, Class ZA........................        02/15/27              8.000            1,253,844
      89    FNMA REMIC Trust 1992 - 74, Class Z......................        05/25/22              8.000               90,663
     165    FNMA REMIC Trust 1992 - 129, Class L.....................        07/25/22              6.000              150,051
      12    FNMA REMIC Trust 1992 - 216, Class E.....................        03/25/13              7.000               11,834
   1,167    FNMA REMIC Trust 1993 - 37, Class PX.....................        03/25/23              7.000            1,094,344
     435    FNMA REMIC Trust 1993 - 40, Class ZA.....................        12/25/23              6.500              387,365
     854    FNMA REMIC Trust 1993 - 49, Class C......................        04/25/10              6.000              851,942
     281    FNMA REMIC Trust 1993 - 53, Class E......................        04/25/17              5.750              280,180
   6,447    FNMA REMIC Trust 1993 - 122, Class A.....................        09/25/20              6.500            6,441,408
     111    FNMA REMIC Trust 1993 - 162, Class C.....................        08/25/23             3.000@              108,484
     821    FNMA REMIC Trust 1993 - 201, Class E.....................        12/25/15              5.500              818,792
      42    FNMA REMIC Trust 1993 - 240, Class Z.....................        12/25/13              6.250               40,424
   1,107    FNMA REMIC Trust 1993 - 250, Class DZ....................        12/25/23              7.000            1,031,597
      66    FNMA REMIC Trust 1993 - 250, Class Z.....................        12/25/23              7.000               63,899
      72    FNMA REMIC Trust 1994 - 27, Class CZ.....................        02/25/24              6.500               63,720
       3    FNMA REMIC Trust 1997 - 35, Class PL.....................        05/18/13              6.500                2,689
   1,012    FNMA REMIC Trust G92 - 40, Class ZC......................        07/25/22              7.000            1,004,635
     148    FNMA REMIC Trust G94 - 6, Class PJ.......................        05/17/24              8.000              158,466
     548    Bear Stearns Mortgage Securities Inc. Series 1993-8,
              Class A-5..............................................        08/25/24              6.350              547,379
   1,750    Chase Mortgage Finance Corp. Series 1998, Class IA-8.....        08/25/28              6.750            1,566,630
       1    Citicorp Mortgage Securities Inc. REMIC Series 1998-8,
              Class A................................................        09/25/28              6.750                1,226
   1,000    Countrywide Home Loan Inc................................        06/15/04              6.850              991,246
   1,500    CWMBS Inc. Series 1998-15, Class A8......................        10/25/28              6.750            1,397,701
   1,500    CWMBS Inc. Series 1998-A13, Class A13....................        12/25/28              6.500            1,350,525
   1,235    Firstplus Home Loan Owner Trust Series 1998 - 1, Class
              A2.....................................................        11/10/10             5.970++           1,233,106
     928    Headlands Mortgage Security Inc. REMIC Series 1997 - 1,
              Class A, II............................................        03/15/12              7.750              936,835
     612    Headlands Mortgage Security Inc. REMIC Series 1997 - 2,
              Class A, II............................................        05/25/12              7.750              616,456
     512    Headlands Mortgage Security Inc. REMIC Series 1997 - 4,
              Class A, II............................................        11/25/12              7.250              512,353
   1,500    Headlands Mortgage Security Inc. REMIC Series 1998 - 1,
              Class A3...............................................        11/25/28              6.500            1,378,740
   1,657    Merrill Lynch Mortgage Investors, Inc. Series 1999, Class
              H1.....................................................        03/20/17              6.210            1,653,135
   2,077    Morgan Stanley Capital Inc. Series 1998 - HF1, Class
              A1.....................................................        01/15/07              6.190            2,001,746
       3    Norwest Asset Securities Corp. REMIC Series 1997 - 2,
              Class A8...............................................        03/25/27              7.500                2,636
   1,650    PNC Mortgage Securities Corp. Series 1998 - 9, Class
              3A4....................................................        11/25/28              6.750            1,553,459
   2,500    PNC Mortgage Securities Corp. Series 1999 - 5, Class
              2A5....................................................        07/25/29              6.750            2,345,500
     444    Prudential Home Mortgage REMIC 1993 - 29, Class A8.......        08/25/08              6.750              435,164

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES                RATES             VALUE
---------                                                              --------------------  -----------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $    25    Prudential Home Mortgage REMIC 1993 - 43, Class A1.......        10/25/23             5.400%         $     24,956
   1,321    Prudential Home Mortgage REMIC 1993 - 54, Class A19......        01/25/24              6.500            1,097,065
   1,000    Prudential Securities Secured Financing Corp. Series 1992
              - C2, Class A1.........................................        06/15/08              6.955              993,438
   1,500    Residential Funding Mortgage Securities Inc. Series 1998
              - S12, Class A6........................................        05/25/28              6.750            1,413,149
     242    Resolution Trust Corp. REMIC Series 1992 - 3, Class A2
              ARM....................................................        09/25/19              6.543              241,436
                                                                                                                 -------------
Total Collateralized Mortgage Obligations (cost--$45,884,857)........                                              45,579,884
                                                                                                                 -------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.67%
   1,093    FHLMC REMIC Series 1554, Class I(2) +++..................        08/15/08             8.190*              116,511
       8    FNMA REMIC Trust 1992 - 142, Class KB(2) +++.............        08/25/07             11.977              199,987
       9    FNMA REMIC Trust 1992 - 157, Class JA(2) +++.............        09/25/07             10.146              198,554
     909    FNMA REMIC Trust 1993 - 131, Class JB(2) +++.............        05/25/05             11.980*               4,878
   1,004    FNMA REMIC Trust 1993 - 137, Class PN(2) +++.............        12/25/16             6.870*               21,242
     194    FNMA REMIC Trust 1993 - 161, Class GC(2) ++..............        02/25/23              3.381              141,799
   1,617    FNMA REMIC Trust 1994 - 7, Class PK(2) +++...............        05/25/08             7.200*              111,795
   1,682    FNMA REMIC Trust 1994 - 30, Class IA(2) +++..............        11/25/22             6.820*              231,208
   1,500    Firstplus Home Loan Owner Trust Series 1998 - 5, Class
              A1(2) +++..............................................        10/10/00             6.420*               99,140
   4,000    Residential Funding Mortgage Securities Inc. Series 1998
              - H12, Class A6 +++....................................        06/25/00             8.110*              157,500
                                                                                                                 -------------
Total Stripped Mortgage-Backed Securities (cost--$1,163,445).........                                               1,282,614
                                                                                                                 -------------

ASSET BACKED SECURITIES--2.80%
     270    Chase Manhattan Grantor Trust Series 1995 - B, Class A...        11/15/01              5.900              270,108
   4,000    Student Loan Marketing Association.......................        06/30/00             5.684++           3,992,800
   1,112    Student Loan Marketing Association Series 96 - 2, Class
              A1.....................................................        10/25/04             5.017++           1,108,433
                                                                                                                 -------------
Total Asset Backed Securities (cost--$5,376,268).....................                                               5,371,341
                                                                                                                 -------------

AGENCY BACKED SECURITIES--1.02%
   2,000    Student Loan Trust (cost--$1,961,955)....................        10/27/05              5.330            1,948,300
                                                                                                                 -------------

COMMERCIAL PAPER@--15.32%
   6,900    American Express Centurion Bank..........................        08/04/99              5.060            6,897,090
   1,900    AT&T Capital Corp........................................        08/20/99              5.050            1,894,936
   2,000    BellSouth Telecommunications.............................        08/03/99              5.040            1,999,440
   3,400    BellSouth Telecommunications.............................        08/25/99              5.090            3,388,463
   6,800    Campbell Soup Co.........................................        08/10/99              5.020            6,791,466
   1,600    Emerson Electric Co......................................        08/06/99              5.060            1,598,875
   4,200    Hewlett Packard Co.......................................        08/13/99              5.040            4,192,944
     400    IBM Credit Corp..........................................        08/02/99              5.060              399,944
   2,200    Southwestern Public Service Co...........................        08/06/99              5.050            2,198,457
                                                                                                                 -------------
Total Commercial Paper (cost--$29,361,615)...........................                                              29,361,615
                                                                                                                 -------------

REPURCHASE AGREEMENTS--0.28%
     459    Repurchase Agreement dated 07/30/99 with State Street
              Bank & Trust Company, collateralized by $470,000 U.S.
              Treasury Notes, 5.375% due 06/30/00 (value--$471,763)
              proceeds: $459,163.....................................        08/02/99              4.250              459,000

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES                RATES             VALUE
---------                                                              --------------------  -----------------   -------------

REPURCHASE AGREEMENTS--(CONCLUDED)

 $    71    Repurchase Agreement dated 07/30/99 with State Street
              Bank & Trust Company, collateralized by $70,000 U.S.
              Treasury Notes, 6.500% due 11/15/26 (value--$72,625)
              proceeds: $71,025......................................        08/02/99             4.250%         $     71,000
                                                                                                                 -------------
Total Repurchase Agreements (cost--$530,000).........................                                                 530,000
                                                                                                                 -------------
Total Investments (cost--$283,877,466)--146.68%......................                                             281,213,241
Liabilities in excess of other assets--(46.68)%......................                                             (89,494,393)
                                                                                                                 -------------
Net Assets--100.00%..................................................                                            $191,718,848
                                                                                                                 -------------
                                                                                                                 -------------

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of July 31, 1999.
++ Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
@      Interest rate shown is discount rate at date of purchase.
*      Rate reflects annualized yield at date of purchase.
(1)    Security, or a portion thereof, was on loan at July 31, 1999.
(2)    Illiquid securities representing 0.59% of net assets.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 1999.
REMIC  Real Estate Mortgage Investment Conduit.
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

PRINCIPAL
 AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                 DATES             RATES          VALUE
---------                                                        --------------------  -----------   -------------
U.S. GOVERNMENT OBLIGATIONS--33.77%
                                                                                        4.000 to
 $47,805    U.S. Treasury Notes (1) (cost--$48,033,887)........  10/31/00 to 11/15/08    7.875%      $ 46,954,111
                                                                                                     -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.10%
     576    GNMA...............................................        11/20/27           6.000           578,308
     606    GNMA...............................................        10/20/27           6.125           609,338
   1,237    GNMA...............................................  11/15/26 to 12/15/26     7.750         1,257,550
      45    GNMA...............................................        11/20/01           8.500            46,046
     220    GNMA...............................................  12/15/01 to 01/15/02     9.000           227,848
     188    GNMA...............................................  07/15/04 to 09/15/04     9.500           199,048
                                                                                                     -------------
Total Government National Mortgage Association Certificates
  (cost--$2,905,263)...........................................                                         2,918,138
                                                                                                     -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.24%
       1    FHLMC..............................................        12/01/99           5.500             1,311
     152    FHLMC..............................................        03/01/00           7.000           152,909
     176    FHLMC..............................................        06/01/02           8.000           179,382
                                                                                                     -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$331,860).............................................                                           333,602
                                                                                                     -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.60%
   7,944    FNMA...............................................  09/01/28 to 11/01/28     6.500         7,568,931
   1,573    FNMA...............................................        09/01/25           7.000         1,540,791
     602    FNMA...............................................  06/01/10 to 09/01/10     7.500           611,202
     640    FNMA...............................................        03/01/04           8.000           650,851
     175    FNMA...............................................        09/01/07          13.000           195,775
                                                                                                     -------------
Total Federal National Mortgage Association Certificates
  (cost--$11,044,619)..........................................                                        10,567,550
                                                                                                     -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--9.77%
     148    FHLMC Series 1497, Class O.........................        10/15/22           7.000           148,309
      91    FHLMC Series 1588, Class TB........................        06/15/23           6.500            90,314
      55    FNMA REMIC Trust 1989-101, Class G.................        03/25/19           8.000            55,221
      22    FNMA REMIC Trust 1990-114, Class D.................        05/25/16           9.000            21,833
      23    FNMA REMIC Trust 1991-04, Class E..................        09/25/05           8.250            23,557
     575    FNMA REMIC Trust 1993-70, Class C..................        03/25/18           6.900           577,914
      95    Aetna Commercial Mortgage Corp. Series 1995-C5,
              Class A2.........................................        12/26/30           6.590            95,091
      36    American Southwest Financial Co. Series 60, Class
              C................................................        03/01/18           9.000            35,692
   1,195    BA Mortgage Securities Inc. Series 1997-2, Class
              1A5..............................................        10/25/27           7.250         1,175,269
     807    Countrywide Home Loans Series 1997-10, Class A4....        02/25/28           6.612           798,554
   1,403    DLJ Mortgage Acceptance Corporation Series
              1997-CF1, Class A1A..............................        05/15/06           7.400         1,419,369
     119    FDIC REMIC Trust Series 1994-C1, Class 2A2.........        09/25/25           7.850           118,926
   1,336    FDIC REMIC Trust Series 1996-C1, Class 1A..........        05/25/26           6.750         1,331,809
   1,757    GMAC Commercial Mortgage Security Inc. Series
              1997-C2, Class A1 ...............................        12/15/04           6.451         1,729,977
   1,322    LB Commercial Conduit Mortgage Trust...............        08/25/04           7.204         1,340,180
     298    Norwest Asset Securities Corp. Series 1997-5, Class
              A2...............................................        04/25/12           7.000           298,522
     237    Residential Asset Securitization Series 1997, Class
              A1...............................................        03/25/27           7.000           237,340
     208    Resolution Trust Corp. Series 1995-C1, Class A2C...        02/25/27           6.900           209,117
   1,417    Resolution Trust Corp. Series 1995-C2, Class D.....        05/25/27           7.000         1,412,330
   1,463    Structured Asset Securities Corp. Series 1997-C1,
              Class D..........................................        08/25/00           5.513         1,461,078
   1,000    Structured Asset Securities Corp. Series 1995-C4,
              Class D..........................................        06/25/26           7.000           996,250
                                                                                                     -------------
Total Collateralized Mortgage Obligations
  (cost--$13,665,399)..........................................                                        13,576,652
                                                                                                     -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                 DATES             RATES          VALUE
---------                                                        --------------------  -----------   -------------
CORPORATE DEBT--38.61%
AEROSPACE--0.64%
 $   900    Lockheed Martin Corp...............................        05/15/06          7.250%      $    893,593
                                                                                                     -------------
AIRLINES--0.12%
     177    Continental Airlines Trust Series 1997-4, Class
              4C...............................................        07/02/07           6.800           172,693
                                                                                                     -------------
AUTOMOTIVE--1.78%
                                                                                        6.500 to
   1,150    Ford Motor Credit Corp.(1).........................  11/19/99 to 02/28/02     7.500         1,150,008
   1,225    Ford Motor Credit MTN..............................        12/30/14           9.140         1,322,525
                                                                                                     -------------
                                                                                                        2,472,533
                                                                                                     -------------
BANKS--8.15%
     895    ABN Amro Bank NV...................................        05/31/05           7.250           894,691
     950    Ahmanson (H.F.) & Companies Inc....................        10/01/02           8.250           986,956
   1,155    BankAmerica Corp...................................        11/15/04           8.950         1,161,935
     910    BankBoston NA MTN..................................        03/25/08           6.375           850,885
     258    Continental Bank NA................................        04/01/01          12.500           282,172
     740    First Bank Systems Inc.............................        05/01/05           7.625           765,434
   1,000    First Union Corp...................................        11/15/04           8.770         1,005,121
     735    First USA Bank MTN.................................        12/03/01           6.625           736,169
     490    Mellon Bank NA.....................................        06/01/03           6.750           488,791
   1,125    PNC Bank, NA.......................................        04/15/05           7.875         1,169,376
     500    Sovran Financial Corp..............................        06/15/06           9.250           546,297
     375    Toronto Dominion Bank Ontario......................        08/15/04           7.875           375,604
     600    United States Bancorp MTN..........................        05/15/04           6.000           578,529
   1,510    Wells Fargo & Co...................................        07/15/04           6.625         1,491,456
                                                                                                     -------------
                                                                                                       11,333,416
                                                                                                     -------------
CHEMICALS--0.75%
     111    Dexter Corp........................................        12/15/16           9.250           115,304
     960    Eastman Chemical Co................................        01/15/04           6.375           932,585
                                                                                                     -------------
                                                                                                        1,047,889
                                                                                                     -------------
COMPUTER HARDWARE--1.47%
   1,000    Sun Microsystems Inc...............................        08/15/04           7.350           999,880
   1,100    Xerox Corp. MTN....................................        12/15/03           5.250         1,047,928
                                                                                                     -------------
                                                                                                        2,047,808
                                                                                                     -------------
COMPUTER SOFTWARE & SERVICES--1.18%
     900    Computer Associates International Inc..............        04/15/03           6.250           869,181
     780    Oracle Corp........................................        02/15/04           6.720           770,962
                                                                                                     -------------
                                                                                                        1,640,143
                                                                                                     -------------
ENERGY--0.76%
   1,090    Noram Energy Corp..................................        11/01/03           6.375         1,057,666
                                                                                                     -------------
FINANCIAL SERVICES--5.88%
   1,240    American Express Credit Corp.......................        08/10/05           6.250         1,229,656
     625    Associates Corp. NA................................        11/01/03           5.750           599,214
     870    Beneficial Corp....................................        12/15/04           6.810           856,867
     635    Countrywide Funding Corp. MTN......................        09/16/03           7.450           641,750
     225    GATX Capital Corp..................................        11/01/00           6.500           225,261
   1,420    Heller Financial Inc. MTN..........................        07/22/02           6.500         1,406,178
   1,200    Household Finance Corp.............................        06/30/00           6.375         1,203,632
     650    Mellon Financial Co................................        11/15/03           5.750           624,997
     780    Southern Investments PLC...........................        12/01/06           6.800           744,863
     660    U.S. West Capital Funding Inc......................        07/15/02           6.125           646,020
                                                                                                     -------------
                                                                                                        8,178,438
                                                                                                     -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                 DATES             RATES          VALUE
---------                                                        --------------------  -----------   -------------

CORPORATE DEBT--(CONTINUED)

HOTELS & LODGING--0.70%
 $ 1,000    Marriott International Inc.........................        11/15/03          6.625%      $    974,076
                                                                                                     -------------
INSURANCE--3.14%
     955    Aetna Services Inc.................................        08/15/06           7.125           945,940
     435    AON Corp...........................................        10/01/99           6.875           435,827
     135    Chubb Corp.........................................        11/15/99           8.750           135,000
     910    CNA Financial Corp.................................        04/15/05           6.500           879,808
   1,010    Conseco Inc. MTN...................................        06/15/01           6.400           986,818
   1,000    Freemont General Corp..............................        03/17/04           7.700           978,817
                                                                                                     -------------
                                                                                                        4,362,210
                                                                                                     -------------
INFORMATION & COMPUTER SERVICES--1.40%
   1,400    Comdisco Inc.......................................        04/30/02           5.950         1,371,091
     371    First Data Corp....................................        04/01/03           6.625           369,055
     200    ITT Corp...........................................        03/01/06           8.750           202,446
                                                                                                     -------------
                                                                                                        1,942,592
                                                                                                     -------------
LEISURE--0.96%
     965    Carnival Corp......................................        04/15/08           6.150           906,408
     430    Time Warner Entertainment Co. LP...................        09/01/08           7.250           428,949
                                                                                                     -------------
                                                                                                        1,335,357
                                                                                                     -------------
OIL & GAS--0.06%
      83    Mobil Oil Corp.....................................        02/29/00           9.170            83,143
                                                                                                     -------------
RAILROADS--0.53%
     297    Consolidated Rail Corp.............................        04/01/05           7.070           296,875
     188    CSX Transportation Inc.............................        03/01/06           8.410           195,621
     250    TTX Co. MTN........................................        07/15/27           5.980           250,523
                                                                                                     -------------
                                                                                                          743,019
                                                                                                     -------------
REAL PROPERTY--4.91%
     605    Archstone Communities Trust MTN....................        10/13/00           6.170           597,284
     750    Corporate Property Investment Trust................        08/15/04           7.750           762,994
     950    Federal Realty Investment Trust....................        01/15/00           8.875           961,594
     410    Health Care Property Investments Inc...............        02/15/06           6.500           362,802
                                                                                        6.500 to
   1,645    Kimco Realty Corp..................................  10/01/03 to 11/14/05     6.830         1,590,943
   1,000    Nationwide Health Property Inc.....................        09/18/01           7.000           982,835
     950    New Plan Realty Trust Corp.........................        04/06/05           7.750           956,828
     135    Post Apartment Homes LP............................        12/31/99           6.220           135,045
     480    Summit Properties Partnership LP...................        10/05/00           6.710           473,610
                                                                                                     -------------
                                                                                                        6,823,935
                                                                                                     -------------
RETAIL--2.39%
   1,325    Dayton Hudson Corp.................................        03/01/06           9.250         1,376,574
     885    JC Penney Inc......................................        04/01/07           7.600           886,648
     980    Sears Roebuck Acceptance Corp......................        03/20/03           6.000           955,882
     100    Wal-Mart Stores Inc................................        06/29/11           8.875           103,442
                                                                                                     -------------
                                                                                                        3,322,546
                                                                                                     -------------
TELECOMMUNICATIONS--2.04%
   1,180    AT&T Corp..........................................        03/15/04           5.625         1,132,700
     450    Carolina Telephone & Telegraph Co..................        05/01/03           6.125           439,565
     305    Lucent Technologies Inc............................        07/15/06           7.250           311,810
     920    MCI Worldcom Inc...................................        04/01/04           7.550           947,305
                                                                                                     -------------
                                                                                                        2,831,380
                                                                                                     -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                 DATES             RATES          VALUE
---------                                                        --------------------  -----------   -------------

CORPORATE DEBT--(CONCLUDED)

UTILITIES--1.75%
 $   700    New York State Electric & Gas Corp.................        05/01/20          9.875%      $    743,998
   1,075    TXU Eastern Funding Co.............................        05/15/05           6.450         1,022,093
                                                                                        8.250 to
     650    Virginia Electric & Power Co.......................  04/01/21 to 03/01/25     8.750           660,881
                                                                                                     -------------
                                                                                                        2,426,972
                                                                                                     -------------
Total Corporate Debt (cost--$55,006,168).......................                                        53,689,409
                                                                                                     -------------

ASSET BACKED SECURITIES--6.36%
     720    Aames Mortgage Trust Series 1996-D, Class A1G......        03/15/29           7.320           723,701
     525    Green Tree Financial Corp. Series 1996-3, Class
              A4...............................................        05/15/27           7.100           530,806
   1,000    Ikon Receivables LLC...............................        05/15/05           5.990           997,969
   1,970    California Infrastructure, Series 1997-1 Class
              A5...............................................        06/25/04           6.250         1,963,716
   1,444    EMAC Trust Series 1998-1, Class 1A.................        07/15/03           6.110         1,424,872
     317    EQCC Home Equity Loan Trust Series 1996, Class A...        01/15/12           6.950           317,624
     270    Money Store Home Equity Trust, Series 1997-A, Class
              A6...............................................        10/15/21           7.210           272,462
     260    Money Store Trust Series 1997-C, Class AH5.........        02/15/15           6.590           259,342
     529    NYCTL Trust Series 1998-2, Class A.................        07/25/06           7.980           526,560
     102    Residential Asset Security Mortgage Pass Through
              Series 1997, Class A.............................        04/25/28           7.070           102,239
     167    Sears Credit Account Master Trust II...............        10/15/03           6.500           166,893
     955    Team Fleet Financing Corp. Series 1998-2, Class
              A................................................        07/25/02           6.070           942,466
     600    UCFC Loan Trust Series 1996-B1, Class A7...........        11/15/27           8.200           610,688
                                                                                                     -------------
Total Asset Backed Securities (cost--$8,885,753)...............                                         8,839,338
                                                                                                     -------------

REPURCHASE AGREEMENT--0.28%
     395    Repurchase Agreement dated 7/30/99 with State
              Street Bank & Trust Co., collateralized by
              $234,044 U.S. Treasury Notes, 5.75% due 08/15/03
              (value $238,431); and by $158,395 U.S. Treasury
              Notes, 6.25% due 02/15/03 (value $164,533);
              proceeds: $395,140 (cost--$395,000)..............        08/02/99           4.250           395,000
                                                                                                     -------------
Total Investments (cost--$140,267,949)--98.73%.................                                       137,273,800
Other assets in excess of liabilities--1.27%...................                                         1,769,102
                                                                                                     -------------
Net Assets--100.00%............................................                                      $139,042,902
                                                                                                     -------------
                                                                                                     -------------

-----------------

FDIC   Federal Deposit Insurance Corporation.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
(1)    Security, or portion thereof, was on loan at July 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES              VALUE
---------                                                       --------------------  --------------------  -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--12.01%
 $ 8,350    Federal Farm Credit Banks Consolidated Systems
              MTN.............................................        11/27/06               6.380%         $  8,134,653
   1,400    U.S. Treasury Bonds...............................        08/15/13               12.000            1,945,563
  17,003    U.S. Treasury Inflation Index Notes...............  07/15/02 to 01/15/09     3.625 to 3.875       16,616,196
                                                                                                            -------------
Total U.S. Government and Agency Obligations
  (cost--$27,498,500).........................................                                                26,696,412
                                                                                                            -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.08%
     211    GNMA ARM..........................................        11/20/23               6.125               214,403
     624    GNMA ARM..........................................        01/20/26               6.375               634,345
   2,000    GNMA TBA..........................................          TBA                  6.500             1,895,000
   7,908    GNMA..............................................        10/15/23               6.610             7,599,576
     941    GNMA ARM..........................................        05/20/26               6.375               953,401
                                                                                                            -------------
Total Government National Mortgage Association Certificates
  (cost--$11,724,300).........................................                                                11,296,725
                                                                                                            -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--3.27%
   3,300    FHLMC.............................................        07/15/04               6.250             3,271,003
   4,562    FHLMC.............................................  01/15/24 to 06/15/28         6.500             3,989,736
                                                                                                            -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$7,638,418)..........................................                                                 7,260,739
                                                                                                            -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--1.98%
   2,243    FHA Project Notes.................................  08/01/20 to 07/01/25         7.430             2,179,747
   2,226    FHA Project Notes.................................  10/01/20 to 06/01/21         7.430             2,210,848
                                                                                                            -------------
Total Federal Housing Administration Certificates
  (cost--$4,569,253)..........................................                                                 4,390,595
                                                                                                            -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.43%
   1,361    FNMA COFI ARM.....................................        11/01/26               5.740             1,242,140
      36    FNMA ARM..........................................        12/01/17               5.875                36,119
   1,076    FNMA ARM..........................................        05/01/27               6.793             1,087,650
     791    FNMA ARM..........................................        04/01/27               7.088               800,229
                                                                                                            -------------
Total Federal National Mortgage Association Certificates
  (cost--$3,309,923)..........................................                                                 3,166,138
                                                                                                            -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--38.52%
   1,000    FHLMC REMIC, Series 1278, Class K.................        05/15/22               7.000               969,878
     100    FHLMC REMIC, Series 1366, Class H.................        08/15/07               6.000                98,375
      29    FHLMC REMIC, Series 1367, Class KA................        09/15/22               6.500                27,613
   1,148    FHLMC REMIC, Series 1502, Class PX-Z..............        04/15/23               7.000             1,090,596
     817    FHLMC REMIC, Series 1503, Class PZ................        05/15/23               7.000               771,092
     461    FHLMC REMIC, Series 1534, Class Z.................        06/15/23               5.000               342,697
     731    FHLMC REMIC, Series 1548, Class Z.................        07/15/23               7.000               687,754
   1,066    FHLMC REMIC, Series 1562, Class Z.................        07/15/23               7.000             1,042,197
     175    FHLMC REMIC, Series 1601, Class PB................        11/15/23               6.500               156,551
     136    FHLMC REMIC, Series 1611, Class I.................        02/15/23               6.000               130,954
     745    FHLMC REMIC, Series 1628, Class KZ................        12/15/23               6.250               661,151
     285    FHLMC REMIC, Series 1694, Class Z.................        03/15/24               6.500               257,488
   2,000    FHLMC REMIC, Series 2080, Class PJ................        08/15/28               6.500             1,914,305
   1,061    FHLMC REMIC, Series 2080, Class Z.................        08/15/28               6.500               933,175
     293    FHLMC REMIC, Series G15, Class PZ.................        07/25/23               7.000               262,556
     289    FHLMC REMIC, Series G23, Class KZ.................        11/25/23               6.500               254,754
   1,444    FHLMC REMIC, Series G24, Class Z..................        11/25/23               6.500             1,273,720
     193    FNMA REMIC Trust, Series 1991-65, Class Z.........        06/25/21               6.500               187,826

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES              VALUE
---------                                                       --------------------  --------------------  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)

 $    75    FNMA REMIC Trust, Series 1992-118, Class K........        09/25/08               7.500%         $     75,995
     160    FNMA REMIC Trust, Series 1992-129, Class L........        07/25/22               6.000               145,504
     561    FNMA REMIC Trust, Series 1992-G36, Class Z........        07/25/22               7.000               556,513
      81    FNMA REMIC Trust, Series 1993-37, Class PX........        03/25/23               7.000                75,874
     172    FNMA REMIC Trust, Series 1993-56, Class PZ........        05/25/23               7.000               164,303
     305    FNMA REMIC Trust, Series 1993-60, Class Z.........        05/25/23               7.000               285,566
     711    FNMA REMIC Trust, Series 1993-65, Class ZZ........        06/25/13               7.000               681,645
     130    FNMA REMIC Trust, Series 1993-70, Class Z.........        05/25/23               6.900               121,664
     375    FNMA REMIC Trust, Series 1993-96, Class Z.........        06/25/23               7.000               359,833
     279    FNMA REMIC Trust, Series 1993-122, Class L........        01/25/23               6.500               263,353
      76    FNMA REMIC Trust, Series 1993-149, Class L........        08/25/23               6.000                70,975
     142    FNMA REMIC Trust, Series 1993-160, Class ZB.......        09/25/23               6.500               129,086
     137    FNMA REMIC Trust, Series 1993-163, Class ZA.......        09/25/23               7.000               129,880
      97    FNMA REMIC Trust, Series 1993-199, Class Z........        10/25/23               7.000                89,118
     411    FNMA REMIC Trust, Series 1993-G10, Class G........        05/25/22               5.000               398,258
     144    FNMA REMIC Trust, Series 1993-G40, Class Z........        12/25/23               6.500               127,843
     283    FNMA REMIC Trust, Series 1994-23, Class PX........        08/25/23               6.000               245,755
   1,990    FNMA REMIC, Series 1998-50, Class PE..............        09/25/28               6.500             1,892,084
   4,000    FNMA REMIC, Series 1998-M5, Class B...............        09/25/07               6.270             3,854,600
   1,590    FNMA REMIC, Series 1998-M7, Class Z...............        05/25/36               6.390             1,341,224
   5,137    FNMA REMIC, Series 1999-10, Class MZ..............        09/17/38               6.500             4,428,161
   3,800    ABN AMRO Mortgage Corp. REMIC, Series 1998-3,
              Class A3........................................        09/25/28               6.750             3,573,900
   1,733    American Residential Mortgage Loan Trust, Series
              1998-1, Class 1.................................        05/25/29              5.273++            1,726,803
     271    Bear Stearns Mortgage Securities Inc. REMIC,
              Series 1994-1 Class 3A, ARM.....................        05/25/23               7.093               266,283
     249    California Federal Bank REMIC, Series 1990-BN1,
              Class A, ARM....................................        08/25/30               6.258               244,060
   1,006    Capital Asset Research Funding, Series 1998-A,
              Class A.........................................        12/15/05               5.905             1,000,993
   6,941    Citicorp Mortgage Securities Inc. REMIC, Series
              1998-8, Class A3................................        09/25/28               6.750             6,537,624
   5,000    Citicorp Mortgage Securities Inc. REMIC, Series
              1998-9, Class A5................................        10/25/28               6.500             4,598,850
   4,128    Community Program Loan Trust, Series 1987-A, Class
              A4..............................................        10/01/18               4.500             3,814,312
     171    Contimortgage Home Equity Loan Trust, Series
              1998-1, Class A2................................        07/15/12               6.180               170,560
   5,507    GMAC Commercial Mortgage Security Inc., Series
              1998-C1, Class A1...............................        11/15/07               6.411             5,389,684
   4,827    Housing Security Inc., Series 1992-8, Class B.....        06/25/24               6.422             4,902,486
   1,951    LTC Commercial Mortgage Certificates, Series
              1998-1, Class A.................................        05/28/30               6.029             1,867,965
   1,815    Mid-State Trust, Series 4, Class A................        04/01/30               8.330             1,873,764
   1,314    The Money Store Home Equity Trust, Series 1997-D,
              Class AF3.......................................        11/15/21               6.345             1,312,520
     620    The Money Store Home Equity Trust, Series 1998-A,
              Class AV........................................        06/15/29              5.355++              622,523
   5,000    Norwest Asset Securities Corp. REMIC, Series
              1998-30, Class A17..............................        12/25/28               6.250             4,492,900
   7,688    PNC Mortgage Securities Corp., Series 1999-3,
              Class 4A1.......................................        04/25/29               6.750             7,368,777
     150    Residential Funding Mortgage, Series 1993-S30,
              Class A9........................................        08/25/23              7.500++              148,077
   2,349    Residential Funding Mortgage Securities I Inc.,
              Series 1997-S7, Class A5........................        05/25/27               7.500             2,208,035
   1,000    Residential Funding Mortgage Securities I Inc.,
              Series 1997-S14, Class A6.......................        10/25/27               7.250               994,565
     686    Resolution Trust Corp. Mortgage, Series 1992-C1,
              Class B, ARM....................................        08/25/23               7.375               707,729
   2,831    Salomon Brothers Mortgage Securities Inc. VII
              REMIC, Series 1993-3, Class A7MZ................        08/25/23               7.200             2,703,468
   2,218    SLMA Student Loan Trust, Series 1998-1, Class
              A1..............................................        01/25/07              5.443++            2,212,054

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES              VALUE
---------                                                       --------------------  --------------------  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $   365    U.S. Department of Veteran Affairs Vendee Mortgage
              Trust, Series 1993-3, Class 2ZA.................        06/15/20               6.500%         $    347,332
                                                                                                            -------------
Total Collateralized Mortgage Obligations
  (cost--$88,480,315).........................................                                                85,585,180
                                                                                                            -------------

STRIPPED MORTGAGE-BACKED SECURITIES+--0.24%
     218    FHLMC Series 1625, Class GA+++....................        01/15/08              7.700(1)              13,745
       2    FNMA REMIC Trust 1993-134, Class EA+++............        11/25/05             10.480(1)              12,911
     598    FNMA REMIC Trust 1993-201, Class JA+++............        09/25/21              8.310(1)              76,988
   3,227    FNMA REMIC Trust 1993-201, Class JC+++............        05/25/19              6.000(1)             422,713
                                                                                                            -------------
Total Stripped Mortgage-Backed Securities (cost--$508,360)....                                                   526,357
                                                                                                            -------------

CORPORATE BONDS--29.74%
     500    AMR Corp..........................................        02/01/01               10.000              522,261
   3,700    AT&T Capital Corp.................................        04/23/02              5.561++            3,693,788
   1,700    Columbia HCA Health Care Corp.....................        07/15/45               6.630             1,624,132
   2,000    Connecticut Light & Power Co......................        07/01/00               5.750             1,993,214
   6,800    General Motors Acceptance Corp....................  08/06/01 to 04/05/04    5.560 to 5.573++       6,794,913
   3,250    Goldman Sachs Group...............................        03/19/01              5.294++            3,251,521
   4,000    Infrastructure Finance............................        03/26/09              5.030++            3,997,500
   1,500    MBNA American Bank................................        12/10/02              5.471++            1,469,889
   1,000    Mexico Credit Certificate of Deposit..............        02/25/02              10.510++           1,018,149
     336    Midland Funding Corp..............................        07/23/02              10.330++             352,096
   4,500    Morgan Stanley Dean Witter........................        04/22/04              5.559++            4,488,476
   2,900    Nacional Financiera...............................        05/08/03              7.245++            2,568,475
   1,000    National Power Corp...............................        05/15/28               9.625               847,724
   2,200    Niagara Mohawk Power Co...........................        10/01/02               7.250             2,200,352
   2,400    Petroleos Mexicanos...............................  10/29/99 to 09/15/27     7.750 to 9.500        2,330,063
   4,000    Philip Morris Companies Inc.(2)...................  04/01/04 to 07/15/05     7.000 to 7.500        4,027,780
   1,500    Qatar.............................................        02/18/04              6.200++            1,520,625
   2,900    Sakura Capital Funding Cayman LTD.................        08/29/49              5.997++            2,312,750
   4,605    Sprint Capital Corp...............................        05/01/04               5.875             4,408,136
   2,000    Telewest PLC......................................        10/01/07               11.000            1,780,000
     475    Terra Industries..................................        06/15/05               10.500              380,000
   2,000    Texas Utilities Co.+..............................        06/25/01              5.729++            2,000,000
   2,000    Textron Financial Corp.+..........................        05/28/02              5.392++            1,994,102
     500    United Air Lines Inc..............................        11/27/12               10.360              571,740
   6,000    US West Capital Funding Inc.+.....................        06/15/00              5.546++            5,995,950
   2,000    Westpoint Stevens Inc.............................        06/15/05               7.875             1,945,000
   2,000    Williams Cos Inc..................................        01/30/00              5.593++            2,001,620
                                                                                                            -------------
Total Corporate Bonds (cost--$66,770,607).....................                                                66,090,256
                                                                                                            -------------

COMMERCIAL PAPER@--5.75%
     600    American Express Credit Corp......................        08/04/99               5.030               599,747
   4,400    Campbell Soup Co..................................        08/10/99               5.010             4,394,478
     200    Emerson Electric Co...............................        08/06/99               5.050               199,859
     200    Hewlett Packard Co................................        08/20/99               5.080               199,468
   6,800    Shell Oil Co......................................        08/16/99               5.080             6,785,692
     600    Southwestern Public Service Co....................        08/06/99               5.050               599,579
                                                                                                            -------------
Total Commercial Paper (cost--$12,778,823)....................                                                12,778,823
                                                                                                            -------------

FOREIGN GOVERNMENT OBLIGATIONS--1.62%
     956    Republic of Argentina.............................        05/24/01               9.500               889,361
   1,000    Republic of Korea.................................        04/08/00               7.594             1,000,000

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES              VALUE
---------                                                       --------------------  --------------------  -------------

FOREIGN GOVERNMENT OBLIGATIONS--(CONCLUDED)

 $ 2,000    United Mexican States.............................  04/07/04 to 12/31/19    6.250 to 9.060%     $  1,711,250
                                                                                                            -------------
Total Foreign Government Obligations (cost--$3,748,674).......                                                 3,600,611
                                                                                                            -------------

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@--1.02%
   1,000    Federal Home Loan Mortgage Corp. Discount Notes...        08/19/99               4.980               990,112
   1,290    U.S. Treasury Bills++++++.........................        09/16/99           4.550 to 4.600        1,282,511
                                                                                                            -------------
Total Short-Term U.S. Government and Agency Obligations
  (cost--$2,272,623)..........................................                                                 2,272,623
                                                                                                            -------------

REPURCHASE AGREEMENT--0.87%
   1,943    Repurchase Agreement dated 07/30/99 with State
              Street Bank & Trust Company, collateralized by
              $1,800,000 U.S. Treasury Notes, 7.500% due
              02/15/05 (value--$1,982,250); proceeds:
              $1,943,688 (cost--$1,943,000)...................        08/02/99               4.250             1,943,000
                                                                                                            -------------
Total Investments (cost--$231,242,796)--101.53%...............                                               225,607,459
Liabilities in excess of other assets--(1.53)%................                                                (3,393,135)
                                                                                                            -------------
Net Assets--100.00%...........................................                                              $222,214,324
                                                                                                            -------------
                                                                                                            -------------

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of July 31, 1999.
+      Illiquid securities represent 4.73% of net assets.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool or mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures transactions.
@      Interest rates shown are discount rates at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of July 31, 1999.
COFI   Cost of Funds Index
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)    Annualized yield at date of purchase.
(2)    Security, or a portion thereof, was on loan at July 31, 1999.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

NUMBER OF                                                                       EXPIRATION
CONTRACTS                                                      STRIKE PRICE        DATES        VALUE
---------                                                      ------------   ---------------  -------
WRITTEN OPTIONS
     71    U.S. Treasury Bonds Futures Calls.................      $124        September 1999  $ 1,109
    101    U.S. Treasury Bonds Futures Calls.................       118        September 1999   12,625
     71    U.S. Treasury Bonds Futures Puts..................       114        September 1999   41,047
    101    U.S. Treasury Bonds Futures Puts..................       108        September 1999    1,578
                                                                                               -------
                                                                                               $56,359
                                                                                               -------
                                                                                               -------

                                                                                                          UNREALIZED
                                                                              IN           EXPIRATION     APPRECIATION
                              CONTRACTS TO RECEIVE                       EXCHANGE FOR         DATES       (DEPRECIATION)
          ------------------------------------------------------------  --------------   ---------------  -----------
FUTURES CONTRACTS
    82    U.S. 2 Year Treasury Notes..................................  $  16,993,219     September 1999  $   23,832
    52    U.S. 5 Year Treasury Notes..................................      5,642,000     September 1999      (6,500)
   436    U.S. 10 Year Treasury Notes.................................     48,363,782     September 1999    (265,887)
    10    U.S. 10 Year Treasury Notes.................................      1,002,500         March 2000     (18,438)
   158    U.S. 30 Year Treasury Bonds.................................     18,329,234     September 1999    (164,891)
    52    90 Day Eurodollar...........................................     12,242,100         March 2000     (18,717)
    44    90 Day Eurodollar...........................................     10,335,050          June 2000     (23,650)
                                                                                                          -----------
                                                                                                          $ (474,251)
                                                                                                          -----------
                                                                                                          -----------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                             CONTRACT
                                                                                TO            IN        MATURITY    UNREALIZED
                                                                             DELIVER     EXCHANGE FOR     DATE     (DEPRECIATION)
                                                                            ----------  --------------  ---------  -------------
Japanese Yen..............................................................  70,000,000  US$  577,772    09/13/99     $ (32,808)
                                                                                                                   -------------
                                                                                                                   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--97.09%
ALABAMA--0.41%
$        70   Birmingham Medical Clinic Board Revenue Bapist
                Medical Centers (Escrow to Maturity)............        07/01/05             7.300%       $    76,259
        155   Pell City Industrial Development Board Revenue
                Shelby Steel Fabricators (Letter of Credit)*....        09/01/01             7.700            155,451
                                                                                                          ------------
                                                                                                              231,710
                                                                                                          ------------
ARIZONA--2.89%
         70   Pima County Hospital Revenue St. Joseph Hospital
                Project (Escrow to Maturity)....................        01/01/09             7.500             78,630
      1,000   Santa Cruz County Industrial Development Authority
                Industrial Development Revenue (Optional Put
                08/01/07 @ 100).................................        08/01/20             4.750            979,800
        570   Show Low Industrial Development Authority Revenue
                Navapache Regional Medical Center Series A (ACA
                Insured)........................................        12/01/06             5.125            577,085
                                                                                                          ------------
                                                                                                            1,635,515
                                                                                                          ------------
ARKANSAS--0.37%
         60   Arkansas State Development Finance Authority (MBIA
                Insured)........................................        10/01/16             5.100             60,185
         30   Pulaski County Residential Housing Single Family
                (Escrow to Maturity)............................        06/01/10             7.250             33,794
        104   Springdale Residential Housing Mortgage Series A
                (FNMA Collateralized)...........................        09/01/11             7.650            112,936
                                                                                                          ------------
                                                                                                              206,915
                                                                                                          ------------
CALIFORNIA--11.59%
        880   Abag Finance Authority For Nonprofit Refunding
                Housing Sundale Arms Apts Project A (FNMA
                Collateralized)*................................        03/01/19             5.100            842,134
        140   California Pollution Control Financing Kaiser
                Steel Corporation Project (Escrow to
                Maturity).......................................        10/01/08             7.250            154,791
        970   California Statewide Community Development Housing
                Riverside Gardens Project Series J (Letter of
                Credit)*........................................        10/01/12             5.100            966,246
         85   California Statewide Community Housing Senior Lien
                (FHA Insured)...................................        09/01/00             5.000             85,711
        125   Inglewood Residential Rehabilitation (Escrow to
                Maturity).......................................        08/01/10             7.500            141,411
        410   Lancaster Redevelopment Agency Multi-Family
                Housing Refunding FHA High Valley Apartments
                Project Series A (FHA Insured)..................        12/01/05             5.250            414,371
        695   Los Angeles Community Redevelopment Agency
                Refunding Monterey Hills Redevelopment Project
                B...............................................        12/01/22             8.650            783,835
        300   Los Angeles Multi-Family Revenue Housing
                Earthquake Rehabilitation Project Series C (FNMA
                Collateralized)*................................        07/01/07             5.150            304,467
        110   Palmdale Residential Mortgage (Escrow to
                Maturity).......................................        11/01/12             9.250            140,578
        500   Riverside County California Housing Authority
                Revenue Refunding Breezewood Apts Project Series
                B (MBIA Insured)................................        06/01/19             5.000            478,140
      1,085   Sacramento Utility District Electric (Escrow to
                Maturity).......................................  03/01/10 to 02/01/11   5.500 to 6.800     1,198,851
      1,015   Vista California Multi-Family Housing Pepperwood
                Apartments (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25             5.700          1,055,184
                                                                                                          ------------
                                                                                                            6,565,719
                                                                                                          ------------
COLORADO--2.21%
        300   Colorado Housing Finance Authority Multi-Family
                Insured Mortgage C3 (FHA Insured)...............        10/01/21             5.700            303,255
        505   Colorado Housing Finance Authority Single Family
                Progam Subordinated*............................        11/01/04             5.750            510,641

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
COLORADO--(CONCLUDED)

$       410   Lakewood Company Multi-Family Housing Mortgage FHA
                Mortgage Loan...................................        10/01/15             6.550%       $   436,597
                                                                                                          ------------
                                                                                                            1,250,493
                                                                                                          ------------
CONNECTICUT--2.55%
      1,500   Connecticut State Development Authority Revenue
                Life Care Facility Seabury Project (Asset
                Guaranty Insured)...............................        09/01/15             5.000          1,445,340
                                                                                                          ------------
DISTRICT OF COLUMBIA--3.66%
        555   District of Columbia Housing Finance Authority
                Certificate of Participation (Asset Guaranty
                Insured)........................................        06/01/08             4.850            546,120
      1,500   District of Columbia Series A (MBIA Insured)......        06/01/08             5.250          1,527,495
                                                                                                          ------------
                                                                                                            2,073,615
                                                                                                          ------------
FLORIDA--2.25%
        250   Alachua County Health Facilities Authority Shands
                Hospital At The University of Florida (MBIA
                Insured)........................................        12/01/05             6.100            263,590
        100   Clearwater Housing Development Corporation Revenue
                Refunding Clearwater Apartments Series A (FHA
                Insured)........................................        07/01/01             6.200            102,257
        100   Dade County Educational Facilities Authority
                Revenue (Letter of Credit)......................        01/01/02             5.150            101,999
        155   Palm Beach County Solid Waste Authority Revenue
                (Escrow to Maturity) (MBIA Insured).............        12/01/04             10.000           180,056
        240   Pasco County Housing Finance Authority Refunding
                Oak Trail Apartments Project Series B (Mandatory
                Put 06/01/08@100) (ACA Insured).................        06/01/27             5.500            248,990
        355   Pasco County MBIA West Pasco Water and Sewer Unit
                (Escrow to Maturity) (MBIA Insured).............        08/01/08             6.375            379,641
                                                                                                          ------------
                                                                                                            1,276,533
                                                                                                          ------------
GEORGIA--1.98%
        350   Canton Housing Authority Multi-Housing Canterbury
                Ridge Apartments Project (FNMA
                Collateralized)*................................        03/01/08             4.900            348,530
        130   Gwinnett County Water & Sewer Authority (Escrow to
                Maturity).......................................        10/01/04             9.600            152,305
        600   Marietta Housing Authority Multi-Family Housing
                Refunding Ridge Part Apartments Project A
                (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25             5.700            622,524
                                                                                                          ------------
                                                                                                            1,123,359
                                                                                                          ------------
ILLINOIS--4.79%
        230   Belleville St. Clair County (Escrow to
                Maturity).......................................        11/01/09             7.250            258,762
        350   Greater Peoria Airport Authority (AMBAC
                Insured)*.......................................        12/01/07             6.700            383,187
        500   Illinois Educational Facilities Authority Revenues
                Refunding Northwestern Medical Facility
                Foundation (MBIA Insured).......................        11/15/28             5.125            459,240
        780   Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity)........        08/01/06             7.250            849,560
        250   Palatine Village Housing Revenue Clover Ridge
                (Mandatory Put 12/15/02 @ 100) (Letter of
                Credit).........................................        12/15/07             4.750            250,915
        510   St. Clair County Certificates Participation Series
                A (FSA Insured).................................  10/01/07 to 10/01/08   4.900 to 5.000       510,025
                                                                                                          ------------
                                                                                                            2,711,689
                                                                                                          ------------
INDIANA--6.67%
        620   Fort Wayne Hospital Authority Revenue Parkview
                Memorial Hospital (Escrow to Maturity)..........  01/01/02 to 01/01/07   6.500 to 6.875       652,556
        200   Gary Mortgage Revenue Willow On Clark Apts A (GNMA
                Collateralized)*................................        08/20/38             5.400            186,226

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
INDIANA--(CONCLUDED)

$       915   Indiana Health Facility Hospital Revenue Kings
                Daughters Hospital (Asset Guaranty Insured).....  02/15/04 to 02/15/05       5.000%       $   925,825
        420   Indianapolis Economic Development Revenue Knob In
                The Woods Project (Mandatory Put 12/01/04 @ 100)
                (FNMA Collateralized)...........................        12/01/24             6.375            456,128
        600   Indianapolis Economic Development Revenue
                Refunding Bethany Independent Series A (GNMA
                Collateralized)*................................        04/20/17             5.350            579,954
      1,000   New Castle Economic Development Revenue Refunding
                FHA Raintree Square Project A...................        04/01/19             5.550            978,840
                                                                                                          ------------
                                                                                                            3,779,529
                                                                                                          ------------
IOWA--0.37%
        140   Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Forest Glen Apartments Project
                A (FNMA Collateralized).........................        11/01/03             4.700            140,172
         70   Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Hillcrest Series C (FNMA
                Collateralized).................................        11/01/02             4.600             70,189
                                                                                                          ------------
                                                                                                              210,361
                                                                                                          ------------
KANSAS--0.06%
         35   Wichita Hospital Revenue St. Francis Hospital &
                Nursing Senior A................................        10/01/07             6.750             35,003
                                                                                                          ------------
KENTUCKY--0.31%
         60   Kentucky State Revenue Turnpike Authority
                Resources Recovery Road Revenue (Escrow to
                Maturity).......................................        07/01/09             7.200             67,930
        105   Kentucky State Revenue Turnpike Authority Toll
                Road (Escrow to Maturity).......................        07/01/08             5.875            109,860
                                                                                                          ------------
                                                                                                              177,790
                                                                                                          ------------
LOUISIANA--3.56%
        345   East Baton Rouge Parish Womans Hospital Foundation
                (Escrow to Maturity)............................        10/01/08             7.200            382,902
         95   East Baton Rouge Single Family Mortgage Series C
                (GNMA/FNMA Collateralized)......................        04/01/32             7.000             98,925
        800   Louisiana Public Facilities Authority Revenue and
                Education A1 (Mandatory Put 06/01/02 @ 100)
                (AMBAC Insured).................................        12/01/15             5.000            809,856
        650   Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity).......................................        05/01/05             8.750            728,052
                                                                                                          ------------
                                                                                                            2,019,735
                                                                                                          ------------
MASSACHUSETTS--2.58%
        520   Massachusetts Bay Transport Authority General
                Transportation Systems Series B (FSA Insured)...        03/01/26             5.250            495,648
      1,005   Massachusetts State Development Finance Agency
                Curry College Series A (ACA Insured)............        03/01/19             5.375            966,700
                                                                                                          ------------
                                                                                                            1,462,348
                                                                                                          ------------
MICHIGAN--1.03%
        130   Michigan State Hospital Finance Authority Revenue
                St. Joseph's Mercy Hospital (Escrow to
                Maturity).......................................        07/01/03             9.250            143,158
        200   Michigan State Housing Development Authority
                Series B........................................        12/01/12             7.650            204,910
        220   Michigan State Strategic Limited Obligation.......        08/15/05             7.875            234,078
                                                                                                          ------------
                                                                                                              582,146
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

MINNESOTA--1.04%
$       335   Coon Rapids Hospital Revenue Health Central
                Incorporated (Escrow to Maturity)...............        08/01/08             7.625%       $   377,361
        142   Eden Prairie Multi-Family Housing (GNMA
                Collateralized).................................        01/20/06             5.500            147,152
         55   Moorhead Residential Mortgage (Escrow to
                Maturity).......................................        08/01/11             7.100             61,935
                                                                                                          ------------
                                                                                                              586,448
                                                                                                          ------------
MISSISSIPPI--0.76%
        450   Corinth Alcorn County Mississippi Hospital
                Refunding Magnolia Registered Health Center A...        10/01/08             5.000            432,990
                                                                                                          ------------
MISSOURI--3.59%
      1,500   Missouri State Development Finance Board
                Recreation YMCA Greater St. Louis Project Series
                A (Letter of Credit)............................  09/01/06 to 09/01/08   4.600 to 4.800     1,467,419
        450   St. Charles County Industrial Development
                Refunding Garden View Care Center Project
                (Letter of Credit)..............................        11/15/16             5.400            421,146
        140   St. Louis County Single Family Housing (AMBAC
                Insured)........................................        10/01/16             9.250            145,775
                                                                                                          ------------
                                                                                                            2,034,340
                                                                                                          ------------
NEBRASKA--0.46%
        250   Nebraska Investment Finance Authority Multi-Family
                Housing Series A (FNMA Collateralized)*.........        12/01/15             6.000            258,923
                                                                                                          ------------
NEW JERSEY--0.26%
        135   New Jersey Health Care Facilities Financing St.
                Barnabas Medical Center (Escrow to Maturity)....        07/01/11             7.000            149,383
                                                                                                          ------------
NEW MEXICO--1.64%
        945   Sandoval County Multi-Family Housing Arrowhead
                Ridge Apts Series A (FSA Insured)*..............        11/01/09             4.750            930,627
                                                                                                          ------------
NEW YORK--1.38%
        200   New York City Housing Authority Refunding Security
                Assisted Series A...............................        07/01/05             5.250            203,038
        300   New York City Housing Authority Refunding Security
                Assisted Series A (AMBAC Insured)...............        07/01/08             5.450            312,453
        195   Onondaga County Industrial Development Civic
                Lemoyne College Project Series A................        03/01/04             5.000            194,203
         75   Onondaga County Industrial Development Civic
                Refunding Syracuse Home Association Project.....        12/01/07             4.500             71,285
                                                                                                          ------------
                                                                                                              780,979
                                                                                                          ------------
NORTH CAROLINA--0.67%
        375   Asheville Housing Authority Multi-Family Housing
                Woodridge Apartments (GNMA Collateralized)*.....        11/20/19             5.700            381,398
                                                                                                          ------------
NORTH DAKOTA--1.00%
        140   North Dakota Housing Finance Agency Housing
                Finance Home Series A *.........................        01/01/10             4.750            136,182
        440   North Dakota Housing Finance Agency Housing
                Finance Series D*...............................        01/01/10             4.750            431,169
                                                                                                          ------------
                                                                                                              567,351
                                                                                                          ------------
OHIO--0.41%
        160   Dayton Hospital Revenue Good Samaritan First
                Mortgage Revenue (Escrow to Maturity)...........        12/01/05             6.000            167,392

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
OHIO--(CONCLUDED)

$        65   Ohio Housing Finance Agency Single Family Mortgage
                Series C (GNMA Collateralized)*.................        09/01/21             7.850%       $    67,743
                                                                                                          ------------
                                                                                                              235,135
                                                                                                          ------------
OKLAHOMA--2.29%
        335   Comanche County Hospital Authority Revenue Series
                A (Connie Lee Insured)..........................        07/01/06             5.100            339,767
        425   McAlester Public Works Authority Revenue (FSA
                Insured)........................................        12/01/04             8.250            501,653
        490   Oklahoma City Public Property Authority Refunding
                and Improvement Oklahoma City Golf Systems
                (Asset Guaranty Insured)........................        10/01/12             4.750            453,681
                                                                                                          ------------
                                                                                                            1,295,101
                                                                                                          ------------
PENNSYLVANIA--10.61%
        110   Allegheny County Industrial Commercial Development
                MPB Association.................................        12/01/04             6.750            111,655
        140   Allegheny County Residential Mortgage Revenue
                Single Family Mortgage Series D2 (GNMA
                Insured)*.......................................        05/01/08             4.850            137,504
        400   Blair County Hospital Authority Revenue Hospital
                Altoona Hospital Project A (AMBAC Insured)......        07/01/06             5.375            414,340
         30   Caln Township Municipal Sewer Revenue (Escrow to
                Maturity).......................................        01/01/09             5.700             31,180
        535   Chester County Health & Education Jefferson Health
                Systems Series B (AMBAC Insured)................        05/15/12             5.000            520,667
         50   Chester County Hospital Authority Revenue (Escrow
                to Maturity)....................................        07/01/09             7.500             56,271
         65   Conneaut School District (Escrow to Maturity)
                (AMBAC Insured).................................        05/01/02             9.250             70,465
        145   Lancaster County Hospital Authority Lancaster
                General Hospital Project (AMBAC Insured)........        07/01/11             4.750            137,644
         55   Lancaster Sewer Authority (Escrow to Maturity)....        04/01/12             6.000             58,694
        400   Luzerne County Industrial Development Exempt
                Series B*.......................................        12/01/22             7.125            432,184
         35   Montgomery County Higher Education Beaver College
                (Escrow to Maturity)............................        10/01/00             6.750             35,593
      1,000   Pennsylvania Housing Finance Agency Single Family
                Mortgage Series 65A*............................        04/01/08             4.600            974,410
        600   Pennsylvania State Finance Authority Revenue
                (Investment Agreement - Sun America)............        11/01/09             6.600            648,198
        500   Pennsylvania State Higher Education Facilities
                Temple University First Series..................        04/01/29             5.000            461,540
        125   Philadelphia Hospital & Higher Education Health
                Systems Jefferson Health Systems A (MBIA
                Insured)........................................        05/15/07             5.250            128,040
        500   Philadelphia Hospitals & Higher Friends Hospital
                (ACA Insured)...................................        05/01/11             6.200            519,755
        125   Pittsburgh Urban Redevelopment Mortgage Series
                B...............................................  10/01/11 to 10/01/12   4.800 to 4.900       120,950
      1,180   Saucon Valley School District (AMBAC Insured).....        10/15/09             4.650          1,151,633
                                                                                                          ------------
                                                                                                            6,010,723
                                                                                                          ------------
RHODE ISLAND--1.72%
      1,000   Rhode Island State Turnpike & Bridge Refunding....        12/01/17             5.350            977,320
                                                                                                          ------------
SOUTH CAROLINA--1.53%
        230   Charleston County Hospital Facility Roper Hospital
                (Escrow to Maturity)............................        10/01/11             7.000            257,434
        325   South Carolina Jobs Economic Development
                Caterpillar Incorporated Project*...............        06/01/08             5.050            314,584
        290   South Carolina State Housing Multi-Family Housing
                (FHA Insured)...................................        07/01/27             6.050            296,284
                                                                                                          ------------
                                                                                                              868,302
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

SOUTH DAKOTA--0.89%
$       465   South Dakota State Health & Educational Revenue
                St. Lukes Hospital Project (Escrow to
                Maturity).......................................        10/01/07             6.800%       $   503,190
                                                                                                          ------------
TENNESSEE--4.16%
      1,000   Bristol Industrial Development Board Refunding
                Shelby Heights Apartments Project...............        03/01/22             6.200          1,039,020
        430   Knox County Health Educational & Hospital Facility
                St. Mary's Medical Center (Escrow to
                Maturity).......................................        08/01/03             7.250            455,185
        200   La Follette Housing Development Corporation
                (FHA/MBIA Insured)..............................        01/01/05             5.400            205,946
        200   Metropolitan Government Nashville Health &
                Education Southern Advantist Hospital Health
                Systems (Escrow to Maturity)....................        10/01/09             8.700            240,526
        420   Oak Ridge Industrial Development Board Refunding
                The Gardens Series A (GNMA Collateralized)......        08/20/13             5.125            415,430
                                                                                                          ------------
                                                                                                            2,356,107
                                                                                                          ------------
TEXAS--11.47%
        985   De Soto Housing Finance Corporation Multi
                Refunding The Colonies Apartments Project
                (Mandatory Put 10/01/07 @ 100) (FNMA
                Collateralized).................................        10/01/27             5.125          1,001,696
        335   Galveston County Housing Finance Corporation
                Single Family Mortgage Revenue..................        04/01/15             9.750            364,105
        370   Hidalgo County Health Services Corporation Mission
                Hospital Project (Pre-Refunded 08/01/00 @
                103)............................................        02/01/25             10.250           403,748
        255   Houston Texas Airport Systems Revenue (Escrow to
                Maturity).......................................        07/01/10             7.600            294,288
      1,000   Lewisville Housing Finance Corporation Housing
                Lewisville Limited Project (FSA Insured)........        12/01/08             5.000            995,510
        645   Odessa Junior College District Revenue Refunding &
                Imot Series A (MBIA Insured)....................        12/01/09             4.750            627,501
      1,500   Southeast Housing Finance Corporation Series B....        12/01/16             7.625#           418,890
        450   Tarrant County Health Facilities Development
                Mortgage South Central Nursing A (FHA/MBIA
                Insured)........................................        01/01/37             6.000            471,568
      1,100   Tarrant County Housing Finance Corporation
                Refunding Multi-Family Housing Summit Project
                (Mandatory Put 09/01/07 @ 100) (FNMA
                Collateralized).................................        09/01/27             5.080          1,113,002
        780   Texas State Department Housing and Community
                Housing Senior Dallas/Fort Worth Series A.......        07/01/06             6.000            808,501
                                                                                                          ------------
                                                                                                            6,498,809
                                                                                                          ------------
UTAH--2.89%
        270   Salt Lake City Hospital Revenue (Escrow to
                Maturity).......................................        06/01/09             7.350            299,805
        560   Salt Lake County Multi-Family Housing James Pointe
                Apartment Project B2 (Mandatory Put 10/01/05 @
                100) (Asset Guaranty Insured)...................        10/01/25             5.500            575,859
        135   Salt Lake County Water Conservation (Escrow to
                Maturity) (MBIA Insured)........................        10/01/02             10.875           150,475
        595   Utah State Housing Finance Agency (AMBAC
                Insured)........................................  07/01/07 to 07/01/08   5.650 to 5.900       611,737
                                                                                                          ------------
                                                                                                            1,637,876
                                                                                                          ------------
WEST VIRGINIA--0.53%
        300   Preston County Pollution Control Refunding County
                Commission Monongahhela C.......................        03/01/03             4.500            298,419
                                                                                                          ------------
WASHINGTON--0.47%
        270   Washington State Housing Finance Commission Single
                Family PG Series 3A (FNMA/GNMA
                Collateralized)*................................        12/01/10             5.200            264,327
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)

WEST VIRGINIA--0.08%
$        40   Kanawha County Residential Mortgage Revenue
                (Escrow to Maturity)............................        09/01/10             7.375%       $    45,672
                                                                                                          ------------
WISCONSIN--1.45%
        735   Wisconsin Housing & Economic Development Series
                B*..............................................        09/01/08             4.850            719,124
        100   Wisconsin Housing & Economic Development Series
                G*..............................................        03/01/04             5.250            101,459
                                                                                                          ------------
                                                                                                              820,583
                                                                                                          ------------
WYOMING--0.51%
        295   Teton County Wyoming Hospital District Refunding
                Improvement (ACA Insured).......................        12/01/09             5.100            289,870
                                                                                                          ------------
Total Municipal Bonds and Notes (cost--$55,148,404).............                                           55,011,673
                                                                                                          ------------

TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--0.65%
        364   FHA Insured Trust 1996-01, Class A1++
                (cost--$363,646)................................        07/01/14             6.100            365,464
                                                                                                          ------------
 NUMBER OF
   SHARES
------------
TAX FREE MONEY MARKET FUND--0.76%
        431   MuniCash Portfolio (cost--$431,357)...............                            3.030(1)          431,357
                                                                                                          ------------
Total Investments (cost--$55,943,407)--98.50%...................                                           55,808,494
Other assets in excess of liabilities--1.50%....................                                              850,414
                                                                                                          ------------
Net Assets--100.00%.............................................                                          $56,658,908
                                                                                                          ------------
                                                                                                          ------------

-----------------

*      Security subject to Alternative Minimum Tax.
#      Zero coupon bond, rate represents annualized yield at date of purchase.
++     Illiquid security, representing 0.65% of net assets.
(1)    Represents current yield at July 31, 1999.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES           VALUE
-------------                                                      ------------------------  --------------  -------------
LONG-TERM GLOBAL DEBT SECURITIES--85.59%
AUSTRALIA--2.92%
        4,200  Australia Commonwealth............................          07/15/05              7.500%      $  2,952,306
                                                                                                             -------------
CANADA--17.08%
       23,227  Government of Canada..............................    12/01/00 to 06/01/08    2.500 to 6.000    15,322,278
  USD   2,000  Government of Canada..............................          01/22/02              5.125          1,956,395
                                                                                                             -------------
                                                                                                               17,278,673
                                                                                                             -------------
CHILE--0.55%
   USD    400  Celulosa Arauco Constitucion......................          12/15/03              6.750            367,033
   USD    200  Republic of Chile.................................          04/28/09              6.875            187,000
                                                                                                             -------------
                                                                                                                  554,033
                                                                                                             -------------
DENMARK--4.80%
       31,334  Kingdom of Denmark................................    11/15/07 to 11/15/09    6.000 to 7.000     4,851,826
                                                                                                             -------------
GERMANY--13.63%
  EUR  12,854  Federal Republic of Germany.......................    07/15/03 to 01/04/09    3.250 to 6.750    13,781,001
                                                                                                             -------------
ITALY--1.10%
  JPY 120,000  Republic of Italy.................................          06/20/01              3.500          1,109,303
                                                                                                             -------------
JAPAN--1.97%
  USD   1,000  Export Import Bank of Japan.......................          03/01/04              4.989+           995,500
  USD   1,000  Tokyo Electric Power..............................          02/13/07              7.000            999,059
                                                                                                             -------------
                                                                                                                1,994,559
                                                                                                             -------------
MALAYSIA--1.43%
  USD   1,100  Petroliam Nasional Berhad.........................    10/18/06 to 10/15/26    7.125 to 7.625     1,019,562
   USD    450  Tenaga Nasional Berhad............................          04/29/07              7.200            427,865
                                                                                                             -------------
                                                                                                                1,447,427
                                                                                                             -------------
MEXICO--0.86%
  USD   1,163  United Mexican States#............................    01/15/07 to 12/31/19    6.250 to 9.875       873,911
                                                                                                             -------------
NETHERLANDS--5.15%
  EUR   4,748  Government of the Netherlands.....................          07/15/08              5.250          5,208,829
                                                                                                             -------------
NORWAY--2.93%
       22,800  Kingdom of Norway.................................    01/15/07 to 05/15/09    5.500 to 6.750     2,965,554
                                                                                                             -------------
PHILIPPINES--1.17%
  USD   1,390  Republic of Philippines...........................          12/01/17              6.500          1,180,805
                                                                                                             -------------
SOUTH KOREA--2.65%
  USD   2,530  Republic of Korea.................................          04/15/08              8.875          2,678,637
                                                                                                             -------------
SWEDEN--8.10%
       61,100  Kingdom of Sweden.................................    10/25/06 to 04/20/09    5.000 to 9.000     8,193,203
                                                                                                             -------------
UNITED KINGDOM--7.10%
  USD   2,600  Diageo PLC........................................          06/24/04              6.625          2,580,016
          600  LCR Finance PLC...................................          12/31/10              4.750            970,573
          650  Tesco PLC.........................................          12/18/09              5.125            952,064
        1,607  United Kingdom Gilt...............................          12/07/03              6.500          2,683,903
                                                                                                             -------------
                                                                                                                7,186,556
                                                                                                             -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES           VALUE
-------------                                                      ------------------------  --------------  -------------

LONG-TERM GLOBAL DEBT SECURITIES--(CONCLUDED)

UNITED STATES--14.15%
         $550  Ameritech Capital Funding Co......................          05/18/09              6.250%      $    515,749
        1,100  Amoco Corp........................................          06/09/08              6.000          1,040,527
        1,950  Conoco Inc........................................          04/15/04              5.900          1,882,109
        1,000  Ford Motor Credit Co..............................          07/16/01              5.480            998,740
  JPY 121,000  General Motors Acceptance Corp....................          07/26/02              0.206+         1,055,432
   GBP    600  KFW International Finance Inc.....................          10/27/03              6.000            956,356
          500  Lucent Technologies Inc...........................          03/15/29              6.450            448,747
        5,688  U.S. Treasury Notes...............................    02/15/03 to 05/15/06    5.250 to 6.875     5,702,176
        1,310  U.S. Treasury Bonds...............................          02/15/29              5.250          1,156,894
          550  Xerox Corp. MTN...................................          06/15/37              5.875            555,176
                                                                                                             -------------
                                                                                                               14,311,906
                                                                                                             -------------
Total Long-Term Global Debt Securities (cost--$90,476,527).......                                              86,568,529
                                                                                                             -------------

SHORT-TERM GLOBAL DEBT SECURITIES--11.30%
BELGIUM--1.58%
  JPY 180,000  Kingdom of Belgium................................          12/17/99              5.000          1,598,495
                                                                                                             -------------
JAPAN--1.61%
      185,000  Japan Development Bank............................          10/01/99              5.000          1,626,331
                                                                                                             -------------
UNITED KINGDOM--2.35%
        1,464  United Kingdom Gilt...............................          08/10/99              6.000          2,373,418
                                                                                                             -------------
UNITED STATES--5.76%
       $4,000  Federal National Mortgage Association Discount
                 Notes...........................................    08/18/99 to 09/16/99    4.930 to 4.950     3,986,688
  JPY 210,000  Federal National Mortgage Association.............          12/20/99              2.000          1,844,762
                                                                                                             -------------
                                                                                                                5,831,450
                                                                                                             -------------
Total Short-Term Global Debt Securities (cost--$11,668,619)......                                              11,429,694
                                                                                                             -------------

REPURCHASE AGREEMENT--2.85%
      $ 2,881  Repurchase Agreement dated 7/30/99 with SG Cowen
                 Securities Corp. collateralized by $1,913,000
                 U.S. Treasury Bonds, 11.250% due 02/15/15
                 (value-- $2,938,846); proceeds: $2,882,616
                 (cost-- $2,881,000).............................          08/02/99              5.050          2,881,000
                                                                                                             -------------
Total Investments (cost--$105,026,146)--99.74%...................                                             100,879,223
Other assets in excess of liabilities--0.26%.....................                                                 263,888
                                                                                                             -------------
Net Assets--100.00%..............................................                                            $101,143,111
                                                                                                             -------------
                                                                                                             -------------

-----------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
**     In local currency unless otherwise indicated.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
+ Floating rate securities. The interest rates shown are the current rates as of 7/31/99.
GBP    British Pounds.
EUR    Euro Dollars.
JPY    Japanese Yen.
MTN    Medium Term Notes.
USD    U.S. Dollars.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                  UNREALIZED
                                                                        CONTRACT TO          IN        MATURITY  APPRECIATION
                                                                          DELIVER       EXCHANGE FOR    DATES    (DEPRECIATION)
                                                                       --------------  --------------  --------  ------------
British Pounds.......................................................       1,402,478  USD  2,200,488  08/20/99  $    72,564
British Pounds.......................................................       2,056,222  USD  3,267,501  08/20/99       65,101
British Pounds.......................................................       5,203,569  USD  8,333,236  08/20/99     (100,398)
Euro Dollars.........................................................       8,093,272  GBP  5,203,569  08/20/99      338,260
Euro Dollars.........................................................       5,799,165  USD  6,110,000  08/20/99      103,486
Euro Dollars.........................................................       5,617,237  USD  5,970,000  08/20/99       48,561
Euro Dollars.........................................................       3,451,189  USD  3,578,539  08/20/99      119,222
Euro Dollars.........................................................       3,005,648  USD  3,111,747  08/20/99      108,639
Euro Dollars.........................................................       2,452,101  USD  2,538,612  08/20/99       88,680
Euro Dollars.........................................................         900,419  USD    923,056  08/20/99       41,694
Euro Dollars.........................................................         537,568  USD    549,583  08/20/99       26,392
Japanese Yen.........................................................   1,169,159,510  USD  9,759,261  08/20/99      470,397
Japanese Yen.........................................................     732,065,966  USD  6,206,000  08/20/99      199,272
U.S. Dollars.........................................................      36,387,000  DKK  5,062,891  08/20/99     (173,745)
U.S. Dollars.........................................................       9,212,225  EUR   9,519,545 08/20/99     (350,848)
U.S. Dollars.........................................................       5,578,188  EUR   5,970,000 08/20/99       (6,722)
U.S. Dollars.........................................................       1,936,479  EUR   2,070,386 08/20/99       (4,444)
U.S. Dollars.........................................................       1,877,432  EUR   1,909,123 08/20/99     (102,442)
U.S. Dollars.........................................................       1,535,693  EUR   1,634,960 08/20/99      (10,450)
U.S. Dollars.........................................................           5,566  EUR      5,752  08/20/99         (211)
U.S. Dollars.........................................................         346,724  GBP    554,621  08/20/99       (7,328)
U.S. Dollars.........................................................     121,000,000  JPY   1,023,689 08/20/99      (35,011)
U.S. Dollars.........................................................      65,789,374  JPY    548,245  08/20/99      (27,385)
U.S. Dollars.........................................................      24,500,000  NOK  3,111,747  08/20/99      (38,456)
U.S. Dollars.........................................................      30,200,000  SEK   3,578,538 08/20/99     (104,476)
                                                                                                                 ------------
                                                                                                                 $   720,352
                                                                                                                 ------------
                                                                                                                 ------------

CURRENCY TYPE ABBREVIATIONS:

DKK Danish Kronas.
EUR Euro Dollars.
GBP British Pounds.
JPY Japanese Yen.
NOK Norwegian Krone.
SEK Swedish Krona.
USD U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF PORTFOLIO
                                                                     ASSETS
                                                              ---------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ---------
Government and other public issuers.........................   70.19%       9.72%
Repurchase agreements.......................................      --        2.86
Bank and other financial institutions.......................    2.89        1.61
Industrial..................................................   12.73          --
                                                              ---------   ---------
                                                               85.81%      14.19%
                                                              ---------   ---------
                                                              ---------   ---------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--96.08%
AGRICULTURE, FOOD & BEVERAGE--0.78%
 157,300   Tyson Foods Inc.(1)............................................................  $  2,939,544
                                                                                            ------------
BANKS--8.69%
  46,000   Bank of Boston Corp. ..........................................................     2,159,125
  73,300   The Chase Manhattan Corp. .....................................................     5,634,937
  22,200   First American Corp. of Tennessee..............................................       932,400
  41,925   First Security Corp. ..........................................................     1,061,227
  70,300   First Union Corp. .............................................................     3,233,800
 106,000   Fleet Financial Group, Inc. ...................................................     4,293,000
 124,600   Hibernia Corp. ................................................................     1,775,550
  68,900   PNC Bank Corp.(1)..............................................................     3,643,088
  21,700   Regions Financial Corp. .......................................................       771,706
 108,558   US Bancorp.....................................................................     3,378,868
 147,700   Wells Fargo and Co.............................................................     5,760,300
                                                                                            ------------
                                                                                              32,644,001
                                                                                            ------------
CHEMICALS--2.83%
  46,600   Eastman Chemical Co.(1)........................................................     2,408,637
   2,900   Geon Co. ......................................................................        88,813
 153,300   IMC Global Inc.(1).............................................................     2,797,725
 121,700   Lyondell Chemical Co. .........................................................     2,221,025
  36,900   Praxair Inc. ..................................................................     1,702,012
  47,300   Westvaco Corp. ................................................................     1,392,394
                                                                                            ------------
                                                                                              10,610,606
                                                                                            ------------
COMPUTER HARDWARE--5.54%
 156,800   Compaq Computer Corp. .........................................................     3,763,200
 349,400   Xerox Corp. ...................................................................    17,033,250
                                                                                            ------------
                                                                                              20,796,450
                                                                                            ------------
COMPUTER SOFTWARE--0.84%
 114,300   Compuware Corp.*...............................................................     3,171,825
                                                                                            ------------
CONSTRUCTION--4.67%
  22,800   Armstrong World Industries, Inc.(1)............................................     1,254,000
  74,300   Champion Enterprises Inc.*(1)..................................................     1,016,981
  54,700   Fleetwood Enterprises Inc. ....................................................     1,261,519
  45,800   Lafarge Corp. .................................................................     1,416,937
 264,000   Masco Corp. ...................................................................     7,854,000
  48,664   Southdown, Inc. ...............................................................     2,871,176
  34,400   USG Corp.(1)...................................................................     1,846,850
                                                                                            ------------
                                                                                              17,521,463
                                                                                            ------------
DEFENSE/AEROSPACE--5.72%
 270,532   Lockheed Martin Corp. .........................................................     9,417,895
 171,400   Raytheon Co.(1)................................................................    12,051,563
                                                                                            ------------
                                                                                              21,469,458
                                                                                            ------------
DRUGS & MEDICINE--5.24%
  72,000   Allergan, Inc. ................................................................     6,804,000
 135,800   Alza Corp.*(1).................................................................     6,603,275
  65,875   Covance Inc.*(1)...............................................................     1,292,797
  45,900   Eli Lilly & Co. ...............................................................     3,012,188
  34,100   Genzyme Corp.*(1)..............................................................     1,928,781
   6,103   Genzyme Surgical Products(1)...................................................        32,231
                                                                                            ------------
                                                                                              19,673,272
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

ELECTRIC UTILITIES--4.23%
  78,100   CMS Energy Corp. ..............................................................  $  2,918,988
  62,400   Dominion Resources, Inc. ......................................................     2,749,500
 221,600   Entergy Corp. .................................................................     6,717,250
  82,900   PECO Energy Co. ...............................................................     3,512,887
                                                                                            ------------
                                                                                              15,898,625
                                                                                            ------------
ELECTRICAL EQUIPMENT--4.19%
  18,130   Comverse Technology Inc.*(1)...................................................     1,369,948
 165,800   Corning, Inc. .................................................................    11,606,000
  40,000   Johnson Controls, Inc. ........................................................     2,742,500
                                                                                            ------------
                                                                                              15,718,448
                                                                                            ------------
ELECTRICAL POWER--0.32%
  25,100   Grainger (W.W.) Inc. ..........................................................     1,185,975
                                                                                            ------------
ELECTRONIC COMPONENTS--0.42%
  46,400   Commscope Inc.*................................................................     1,586,300
                                                                                            ------------
FINANCIAL SERVICES--3.70%
 213,975   AON Corp. .....................................................................     8,010,689
 136,900   Household International, Inc. .................................................     5,878,144
                                                                                            ------------
                                                                                              13,888,833
                                                                                            ------------
FOOD RETAIL--0.78%
 244,700   Food Lion Inc. ................................................................     2,921,106
                                                                                            ------------
FOREST PRODUCTS, PAPER--3.31%
  26,200   Champion International Corp.(1)................................................     1,355,850
 145,400   Fort James Corp. ..............................................................     5,307,100
  94,400   Kimberly Clark Corp. ..........................................................     5,758,400
                                                                                            ------------
                                                                                              12,421,350
                                                                                            ------------
FREIGHT, AIR, SEA & LAND--3.08%
 258,400   FDX Corp.*(1)..................................................................    11,579,550
                                                                                            ------------
GAS UTILITY--0.23%
  40,900   MCN Energy Group Inc. .........................................................       871,681
                                                                                            ------------
HOUSEHOLD PRODUCTS--1.75%
  43,700   Dial Corp. ....................................................................     1,351,969
  41,600   National Service Industries, Inc. .............................................     1,469,000
  86,700   Newell Rubbermaid Inc.(1)......................................................     3,749,775
                                                                                            ------------
                                                                                               6,570,744
                                                                                            ------------
INDUSTRIAL PARTS--0.52%
  44,800   Pentair Inc. ..................................................................     1,946,000
                                                                                            ------------
INDUSTRIAL SERVICES/SUPPLIES--1.10%
  34,200   Gatx Corp. ....................................................................     1,363,725
  83,200   Viad Corp. ....................................................................     2,750,800
                                                                                            ------------
                                                                                               4,114,525
                                                                                            ------------
INFORMATION & COMPUTER SERVICES--5.98%
  44,400   Computer Sciences Corp.*.......................................................     2,858,250
 210,000   Electronic Data Systems Corp...................................................    12,665,625
 140,020   First Data Corp. ..............................................................     6,939,741
                                                                                            ------------
                                                                                              22,463,616
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

COMMON STOCKS--(CONCLUDED)

LEISURE--1.18%
 188,400   Mattel, Inc.(1)................................................................  $  4,427,400
                                                                                            ------------
LIFE INSURANCE--5.16%
 125,900   Aetna Life & Casualty Co. .....................................................    10,323,800
 102,700   CIGNA Corp. ...................................................................     9,056,856
                                                                                            ------------
                                                                                              19,380,656
                                                                                            ------------
MANUFACTURING-GENERAL--2.16%
  87,000   American Standard Companies Inc.*..............................................     3,833,438
  25,700   Illinois Tool Works, Inc. .....................................................     1,909,831
  52,700   York International Corp. ......................................................     2,355,031
                                                                                            ------------
                                                                                               8,098,300
                                                                                            ------------
MEDICAL PRODUCTS--2.89%
  92,400   Baxter International Inc. .....................................................     6,346,725
 120,800   St. Jude Medical, Inc.*........................................................     4,492,250
                                                                                            ------------
                                                                                              10,838,975
                                                                                            ------------
MEDICAL PROVIDERS--1.37%
  84,600   United Healthcare Corp.(1).....................................................     5,160,600
  58,700   Vencor Inc.* ..................................................................         4,402
                                                                                            ------------
                                                                                               5,165,002
                                                                                            ------------
MINING & METALS--0.36%
  24,760   Martin Marietta, Inc. .........................................................     1,347,873
                                                                                            ------------
MOTOR VEHICLES--3.01%
 154,500   Delphi Automotive Systems Corp.(1).............................................     2,781,000
  76,000   Federal Mogul Corp.(1).........................................................     3,686,000
 101,400   Lear Corp.*(1).................................................................     4,841,850
                                                                                            ------------
                                                                                              11,308,850
                                                                                            ------------
NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

OIL REFINING--0.55%
  87,216   Ultramar Diamond Shamrock Corp. ...............................................  $  2,060,478
                                                                                            ------------
PUBLISHING--0.78%
  74,600   New York Times Co.(1)..........................................................     2,932,713
                                                                                            ------------
RAILROADS--4.72%
 423,300   Burlington Northern Santa Fe Inc. .............................................    13,545,600
 143,000   Norfolk Southern Corp.(1)......................................................     4,182,750
                                                                                            ------------
                                                                                              17,728,350
                                                                                            ------------
SEMICONDUCTOR--0.88%
 191,800   Advanced Micro Devices, Inc.*(1)...............................................     3,296,563
                                                                                            ------------
SPECIALTY RETAIL--2.25%
 144,000   Circuit City Stores, Inc. .....................................................     6,804,000
 105,400   Consolidated Stores Corp.*.....................................................     1,646,875
                                                                                            ------------
                                                                                               8,450,875
                                                                                            ------------
THRIFT--1.20%
 139,000   Greenpoint Financial Corp. ....................................................     4,500,125
                                                                                            ------------
TOBACCO--1.35%
 135,800   Philip Morris Co., Inc. .......................................................     5,058,550
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--4.30%
 216,400   General Instrument Corp.*......................................................     9,819,150
 118,200   Nextel Communications, Inc.*(1)................................................     6,331,087
                                                                                            ------------
                                                                                              16,150,237
                                                                                            ------------
Total Common Stocks (cost--$313,042,142)..................................................   360,738,319
                                                                                            ------------

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                     DATES              RATES
---------                                            --------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--0.31%
$  1,175   U.S. Treasury Bills+
             (cost--$1,174,422)....................        08/05/99             4.740%@        1,174,422
                                                                                            ------------
REPURCHASE AGREEMENT--3.90%
  14,629   Repurchase Agreement dated 07/30/99 with
             State Street
             Bank & Trust Co., collateralized by
             $8,667,914 U.S. Treasury Notes, 5.75%
             due 08/15/03 (value--$8,830,436); and
             by $5,866,224 U.S. Treasury Notes,
             6.25% due 02/15/03 (value--
             $6,093,540); proceeds: $14,634,181
             (cost--$14,629,000)...................        08/02/99             4.250         14,629,000
                                                                                            ------------
Total Investments (cost--$328,845,564)--100.29%....                                          376,541,741
Liabilities in excess of other assets--(0.29)%.....                                           (1,076,742)
                                                                                            ------------
Net Assets--100.00%................................                                         $375,464,999
                                                                                            ------------
                                                                                            ------------

-----------------

*      Non-Income producing security.
+      Entire or partial amount pledged as collateral for futures transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Security, or portion thereof, was on loan at July 31, 1999.

FUTURES CONTRACTS

NUMBER OF                                            UNREALIZED
CONTRACTS   CONTRACTS TO RECEIVE  EXPIRATION DATE   APPRECIATION
----------  --------------------  ----------------  -------------
     42     S&P 500.............   September 1999   $    102,667
                                                    -------------
                                                    -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------
COMMON STOCKS--97.01%
AGRICULTURE, FOOD & BEVERAGE--0.49%
  31,000   The Coca-Cola Co. ..................................................................................  $  1,869,688
                                                                                                                 ------------
APPAREL, RETAIL--0.55%
  45,000   Gap, Inc.(1)........................................................................................     2,103,750
                                                                                                                 ------------
BANKS--7.82%
 161,400   BankAmerica Corp. ..................................................................................    10,712,925
  75,200   The Chase Manhattan Corp. ..........................................................................     5,781,000
 296,323   Citigroup, Inc. ....................................................................................    13,204,894
                                                                                                                 ------------
                                                                                                                   29,698,819
                                                                                                                 ------------
COMPUTER HARDWARE--10.49%
 282,550   Cisco Systems, Inc.*................................................................................    17,553,419
 352,000   Dell Computer Corp.*................................................................................    14,388,000
  63,000   International Business Machines.....................................................................     7,918,312
                                                                                                                 ------------
                                                                                                                   39,859,731
                                                                                                                 ------------
COMPUTER SOFTWARE--3.49%
 154,400   Microsoft Corp.*....................................................................................    13,249,450
                                                                                                                 ------------
CONSTRUCTION--1.07%
 136,700   Masco Corp. ........................................................................................     4,066,825
                                                                                                                 ------------
DEFENSE/AEROSPACE--2.09%
 122,600   Allied Signal, Inc. ................................................................................     7,930,688
                                                                                                                 ------------
DIVERSIFIED RETAIL--5.35%
 128,800   Kohls Corp.*........................................................................................     9,796,850
 249,200   Wal Mart Stores, Inc. ..............................................................................    10,528,700
                                                                                                                 ------------
                                                                                                                   20,325,550
                                                                                                                 ------------
DRUGS & MEDICINE--10.52%
  27,700   Amgen, Inc.*........................................................................................     2,129,438
 245,900   Bristol-Myers Squibb Co. ...........................................................................    16,352,350
 253,100   Pfizer, Inc. .......................................................................................     8,589,581
 263,100   Schering-Plough Corp. ..............................................................................    12,891,900
                                                                                                                 ------------
                                                                                                                   39,963,269
                                                                                                                 ------------
ELECTRIC UTILITIES--1.15%
  72,600   AES Corp.(1)........................................................................................     4,356,000
                                                                                                                 ------------
ELECTRICAL EQUIPMENT--6.79%
  57,200   Lucent Technologies, Inc. ..........................................................................     3,721,575
  74,200   Nokia Corp. ADR(1)..................................................................................     6,311,638
 245,000   Solectron Corp.*(1).................................................................................    15,787,187
                                                                                                                 ------------
                                                                                                                   25,820,400
                                                                                                                 ------------
ENTERTAINMENT--1.00%
  81,500   Carnival Corp. .....................................................................................     3,784,656
                                                                                                                 ------------
FINANCIAL SERVICES--4.39%
 200,500   Associates First Capital Corp. .....................................................................     7,681,656
 315,850   MBNA Corp. .........................................................................................     9,001,725
                                                                                                                 ------------
                                                                                                                   16,683,381
                                                                                                                 ------------
FOOD RETAIL--2.27%
 328,600   Kroger Co.*.........................................................................................     8,646,287
                                                                                                                 ------------

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------

HOUSEHOLD PRODUCTS--5.06%
 152,900   Avon Products, Inc. ................................................................................  $  6,956,950
 171,000   Colgate-Palmolive Co. ..............................................................................     8,443,125
  42,300   Procter & Gamble Co. ...............................................................................     3,828,150
                                                                                                                 ------------
                                                                                                                   19,228,225
                                                                                                                 ------------
INDUSTRIAL PARTS--1.42%
  80,800   United Technologies Corp. ..........................................................................     5,388,350
                                                                                                                 ------------
INFORMATION & COMPUTER SERVICES--2.11%
  26,200   America Online Inc.*................................................................................     2,492,275
  85,700   Computer Sciences Corp.*............................................................................     5,516,937
                                                                                                                 ------------
                                                                                                                    8,009,212
                                                                                                                 ------------
LEISURE--1.89%
 130,000   Harley Davidson Inc. ...............................................................................     7,198,750
                                                                                                                 ------------
LIFE INSURANCE--0.54%
  40,000   Unumprovident Corp. ................................................................................     2,070,000
                                                                                                                 ------------
LONG DISTANCE & PHONE COMPANIES--7.13%
 391,900   AT&T Liberty Media Corp.............................................................................    14,500,300
 152,500   MCI WorldCom, Inc.*.................................................................................    12,581,250
                                                                                                                 ------------
                                                                                                                   27,081,550
                                                                                                                 ------------
MEDIA--2.37%
  35,000   Amfm Inc. ..........................................................................................     1,837,500
  44,000   Mediaone Group, Inc.*...............................................................................     3,184,500
  55,500   Time Warner, Inc....................................................................................     3,996,000
                                                                                                                 ------------
                                                                                                                    9,018,000
                                                                                                                 ------------
MEDICAL PRODUCTS--6.20%
 101,400   Medtronic, Inc. ....................................................................................     7,307,138
 166,200   Tyco International Ltd. ............................................................................    16,235,662
                                                                                                                 ------------
                                                                                                                   23,542,800
                                                                                                                 ------------
OTHER INSURANCE--2.32%
  76,000   American International Group, Inc. .................................................................     8,825,500
                                                                                                                 ------------
SECURITIES & ASSET MANAGEMENT--2.10%
  88,600   Morgan Stanley Dean Witter Discover & Co. ..........................................................     7,985,075
                                                                                                                 ------------
SEMICONDUCTOR--4.86%
 111,200   Altera Corp.*.......................................................................................     4,031,000
 209,200   Intel Corp. ........................................................................................    14,434,800
                                                                                                                 ------------
                                                                                                                   18,465,800
                                                                                                                 ------------
SPECIALTY RETAIL--3.09%
 183,900   Home Depot, Inc. ...................................................................................    11,735,119
                                                                                                                 ------------
TOBACCO--0.45%
  46,400   Philip Morris Co., Inc. ............................................................................     1,728,400
                                                                                                                 ------------
Total Common Stocks (cost--$252,059,690).......................................................................   368,635,275
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                        MATURITY            INTEREST
  (000)                                                                          DATE                RATE           VALUE
---------                                                                --------------------  ----------------  ------------
REPURCHASE AGREEMENT--2.59%

$   9,814  Repurchase Agreement dated 07/30/99 with State Street Bank &
             Trust Co., collateralized by $5,814,950 U.S. Treasury
             Notes, 5.75% due 08/15/03 (value--$5,923,980); and by
             $3,935,410 U.S. Treasury Notes, 6.25% due 02/15/03
             (value--$4,087,908); proceeds: $9,817,476
             (cost--$9,814,000)........................................        08/02/99             4.250%       $  9,814,000
                                                                                                                 ------------
                                                                                                                  378,449,275
Total Investments (cost--$261,873,690)--99.60%.........................
                                                                                                                    1,538,308
Other assets in excess of liabilities--0.40%...........................
                                                                                                                 ------------
Net Assets--100.00%....................................................                                          $379,987,583
                                                                                                                 ------------
                                                                                                                 ------------

-----------------

*      Non-Income producing security.
ADR    American Depositary Receipt.
(1)    Security, or a portion thereof, was on loan at July 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--97.07%
AGRICULTURE, FOOD & BEVERAGE--1.21%
  14,700   Andersons Inc......................................................................................  $    167,212
  12,600   Michael Foods Inc..................................................................................       292,162
  19,500   Nash Finch Co......................................................................................       177,937
  63,200   Richfood Holdings Inc..............................................................................     1,149,450
   7,800   Sanderson Farms Inc................................................................................        99,450
   4,800   Sanfilippo John B & Son Inc.*......................................................................        18,000
   6,900   Suprema Specialties Inc.*..........................................................................        54,769
   9,300   Sylvan, Inc.*......................................................................................       103,463
   2,100   Vacu Dry Co.*......................................................................................        19,163
  38,600   Weider Nutrition International Inc.................................................................       183,350
  29,100   WLR Foods Inc.*....................................................................................       225,525
                                                                                                                ------------
                                                                                                                   2,490,481
                                                                                                                ------------
AIRLINES--0.76%
  73,400   America West Holding Corp.*........................................................................     1,454,237
  41,300   Hawaiian Airlines Inc..............................................................................       110,994
                                                                                                                ------------
                                                                                                                   1,565,231
                                                                                                                ------------
ALCOHOL--0.03%
   6,700   Todhunter International Inc.*......................................................................        67,000
                                                                                                                ------------
APPAREL, RETAIL--2.42%
  67,200   Burlington Coat Factory Warehouse..................................................................     1,218,000
   9,900   Catherines Stores Corp.*...........................................................................       129,938
   5,100   Concord Fabrics Inc.*..............................................................................        39,206
   5,100   Finish Line Inc.*..................................................................................        53,550
  36,000   Footstar Inc.*.....................................................................................     1,296,000
  44,900   Genesco Inc.*......................................................................................       541,606
  31,200   Goodys Family Clothing Inc.*.......................................................................       327,600
   8,200   Jos. A Bank Clothiers Inc.*........................................................................        43,050
  19,200   Paul Harris Stores Inc.*...........................................................................       118,800
  11,200   Perry Ellis International Inc.*....................................................................       141,750
   3,200   Premiumwear Inc.*..................................................................................        18,400
   9,000   S & K Famous Brands Inc.*..........................................................................        77,625
  33,800   Syms Corp.*........................................................................................       253,500
  45,200   The Dress Barn*....................................................................................       720,375
                                                                                                                ------------
                                                                                                                   4,979,400
                                                                                                                ------------
APPAREL, TEXTILES--3.43%
  13,200   Barry R G Corp. Ohio*..............................................................................        72,600
 109,900   Burlington Industries Inc.* (1)....................................................................       762,431
  12,725   Conso Products Co.*................................................................................        71,578
   4,832   Decorator Industries, Inc..........................................................................        33,824
  21,300   Dixie Group Inc....................................................................................       191,700
  23,700   Dyersburg Corp.*...................................................................................        20,738
  20,400   Galey & Lord Inc.*.................................................................................        86,700
   9,200   Garan Inc..........................................................................................       293,250
  45,600   Guilford Mills, Inc................................................................................       427,500
   1,200   Hallwood Group Inc.*...............................................................................        22,200
   4,600   Hampshire Group, Ltd.*.............................................................................        57,500
   6,163   Jones Apparel Group Inc.*..........................................................................       202,609
  40,400   Justin Industries Inc..............................................................................       563,075
     600   Lacrosse Footwear Inc..............................................................................         4,388
  17,500   Maxwell Shoe Inc.*.................................................................................       156,406
  15,700   Movie Star Inc.*...................................................................................        29,437
  37,400   Nautica Enterprises Inc.*..........................................................................       635,800

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

APPAREL, TEXTILES--(CONCLUDED)

  16,500   Oxford Industries Inc..............................................................................  $    411,469
  25,300   Pillowtex Corp.....................................................................................       396,894
  14,800   Quaker Fabric Corp.................................................................................        74,000
   8,400   Rocky Shoes & Boots*...............................................................................        58,800
   4,300   Span America Medical Systems Inc...................................................................        18,544
   5,200   Sport Haley Inc.*..................................................................................        25,350
   8,200   Synthetic Industries Inc.*.........................................................................       213,200
   5,400   Tandy Brands Accessories Inc.*.....................................................................        77,625
  17,700   Timberland Co.*....................................................................................     1,439,231
  19,800   Unifi Inc.*........................................................................................       318,037
   3,600   Weyco Group Inc....................................................................................        86,400
  27,700   Wolverine World Wide Inc...........................................................................       325,475
                                                                                                                ------------
                                                                                                                   7,076,761
                                                                                                                ------------
BANKS--1.56%
   3,500   American Bank Inc..................................................................................        80,063
  10,500   Barnett Inc.*......................................................................................        85,312
  11,600   Community Bank Systems Inc.........................................................................       301,600
  18,100   Corus Bank Shares Inc..............................................................................       561,100
   4,500   CPB Inc............................................................................................       100,687
  26,400   Delta Financial Corp.* (1).........................................................................       196,350
   4,100   First Citizens Bancshares, Inc.....................................................................       326,975
   9,200   First Republic Bank San Francisco California*......................................................       242,650
   3,100   Independent Bancshares Inc.........................................................................        38,169
   6,800   Merchants Bancshares Inc...........................................................................       161,500
  15,600   National City Bancorp..............................................................................       312,975
  19,019   Republic Bancorp Inc...............................................................................       267,455
  10,600   Sterling Financial Corp. Washington*...............................................................       165,625
  23,800   U.S. Bancorp Inc...................................................................................       371,875
                                                                                                                ------------
                                                                                                                   3,212,336
                                                                                                                ------------
BROADCASTING & PUBLISHING--0.04%
   9,300   VDI Media*.........................................................................................        78,469
                                                                                                                ------------
BUILDING AND CONSTRUCTION PRODUCTS--0.01%
     400   Kevco Inc.*........................................................................................         2,550
   3,400   Meadow Valley Corp.*...............................................................................        14,025
                                                                                                                ------------
                                                                                                                      16,575
                                                                                                                ------------
CHEMICALS--3.81%
  11,865   Aceto Corp.........................................................................................       140,897
   4,100   American Biltrite Inc..............................................................................        87,125
   3,300   American Vanguard Corp.............................................................................        19,181
   8,000   Ameron, Inc........................................................................................       340,500
   1,300   Atlantis Plastics Inc.*............................................................................        19,175
  14,500   Bairnco Corp.......................................................................................       113,281
   8,800   Balchem Corp.......................................................................................        57,200
  15,700   Congoleum Corp.*...................................................................................       112,844
  17,500   Dexter Corp........................................................................................       686,875
 148,900   Ethyl Corp.........................................................................................       846,869
  26,300   Foamex International Inc...........................................................................       208,756
  12,600   Furon Co...........................................................................................       212,625
  31,800   Gencorp Inc.*......................................................................................       836,737
  32,700   General Chemical Group Inc.........................................................................       128,756
  55,700   Georgia Gulf Corp..................................................................................       765,875

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
CHEMICALS--(CONCLUDED)

  23,000   Hanna M.A. Co......................................................................................  $    368,000
     200   International Specialty Products*..................................................................         1,788
   8,100   Lydall Inc.*.......................................................................................        95,175
  70,700   NL Industries Inc..................................................................................       901,425
  15,900   Quaker Chemical....................................................................................       256,388
   8,400   Raven Industries Inc...............................................................................       139,650
  40,600   Schulman A Inc.....................................................................................       784,087
  15,700   Stepan Chemical Co.................................................................................       391,519
   9,800   Sybron Chemicals Inc.*.............................................................................       150,675
  11,500   Wellman Inc........................................................................................       186,156
                                                                                                                ------------
                                                                                                                   7,851,559
                                                                                                                ------------
COMPUTER--BUSINESS SERVICES--0.05%
   2,700   Cotelligent, Inc.*.................................................................................        15,863
  17,300   Ontrack Data International Inc.*...................................................................        84,337
                                                                                                                ------------
                                                                                                                     100,200
                                                                                                                ------------
COMPUTER HARDWARE--1.07%
  10,800   Alphanet Solutions Inc.*...........................................................................        44,550
  20,300   Amplicon Inc.......................................................................................       268,975
   9,000   Dataram Corp.*.....................................................................................        92,250
     800   Equinox Systems Inc.*..............................................................................        10,100
  15,700   Gradco Systems Inc.*...............................................................................        32,381
  29,800   Inacom Corp.*......................................................................................       413,475
   8,400   Kentek Information Systems Inc.....................................................................        66,675
   4,300   McRae Industries Inc...............................................................................        24,188
   9,100   Printronix Corp.*..................................................................................       128,538
  23,500   PSC Inc.*..........................................................................................       232,062
  13,900   Savoir Technology Group Inc.*......................................................................       132,050
   9,400   Scan Optics Inc.*..................................................................................        32,900
  18,400   Splash Technology Holdings Inc.*...................................................................       125,350
  61,000   Systemax Inc.*.....................................................................................       606,187
                                                                                                                ------------
                                                                                                                   2,209,681
                                                                                                                ------------
COMPUTER SOFTWARE--1.08%
  26,600   Alternative Resources Corp.*.......................................................................       186,200
   3,000   Ansys Inc.*........................................................................................        27,938
  60,300   Avant Corp.*.......................................................................................       866,812
   2,300   Boundless Corp.*...................................................................................        12,363
   2,900   CFI Proservices Inc.*..............................................................................        35,162
  21,900   MSC Software Corp.*................................................................................       119,081
   6,300   Prophet 21 Inc.*...................................................................................        55,125
  20,600   Saga Systems Inc.*.................................................................................       236,900
   4,300   Software Spectrum, Inc.* (1).......................................................................        69,875
   2,260   3Dfx Interactive Inc.*.............................................................................        30,228
  33,200   Veritas DGC Inc.*..................................................................................       593,450
                                                                                                                ------------
                                                                                                                   2,233,134
                                                                                                                ------------
CONSTRUCTION--0.58%
  32,800   American Homestar Corp.*...........................................................................       237,800
   6,200   Dayton Superior Corp.*.............................................................................       125,550
  79,500   Oakwood Homes Corp.................................................................................       839,719
                                                                                                                ------------
                                                                                                                   1,203,069
                                                                                                                ------------
CONSUMER DURABLES--1.46%
  19,100   Chromcraft Revington Inc.*.........................................................................       259,044
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

CONSUMER DURABLES--(CONCLUDED)

  15,800   CHS Electronics, Inc.*.............................................................................  $     60,237
  12,200   Flexsteel Industries Inc...........................................................................       163,175
  13,500   Home Products International Inc.*..................................................................       111,375
  94,100   Interface, Inc.....................................................................................       841,019
     200   Ladd Furniture Inc.*...............................................................................         4,125
  29,600   Mikasa Inc.........................................................................................       386,650
  24,600   O'Sullivan Industries*.............................................................................       387,450
   2,100   Pulaski Furniture Corp.............................................................................        45,413
  21,900   Rowe Furniture Corp................................................................................       247,744
  10,200   Stanley Furniture Co., Inc.*.......................................................................       245,437
   6,171   Virco Manufacturing Corp...........................................................................       102,593
   4,800   Winsloew Furniture Inc.*...........................................................................       161,400
                                                                                                                ------------
                                                                                                                   3,015,662
                                                                                                                ------------
DEFENSE/AEROSPACE--1.33%
  10,200   AAR Corp...........................................................................................       214,837
  23,000   Alliant Techsystems Inc.*..........................................................................     1,901,812
   8,200   Allied Research Corp.*.............................................................................        44,588
   4,900   Curtiss Wright Corp................................................................................       180,687
  11,800   EDO Corp...........................................................................................        94,400
  15,900   GRC International Inc.*............................................................................       127,200
   6,200   Herley Industries Inc.*............................................................................        86,025
   1,900   International Airline Support Inc.*................................................................         8,788
   6,000   Sifco Industries Inc...............................................................................        54,375
   6,100   Spacehab Inc.*.....................................................................................        34,313
                                                                                                                ------------
                                                                                                                   2,747,025
                                                                                                                ------------
DIVERSIFIED INDUSTRIALS--0.19%
  12,300   Acx Technologies, Inc.*............................................................................       142,988
  18,700   Esco Electronics Corp..............................................................................       251,281
                                                                                                                ------------
                                                                                                                     394,269
                                                                                                                ------------
DIVERSIFIED RETAIL--0.58%
  27,200   Bon Ton Stores Inc.*...............................................................................       149,600
  51,700   Homebase Inc.* (1).................................................................................       268,194
  23,500   RDO Equipment Co.*.................................................................................       211,500
   8,700   Specialty Catalog Corp.*...........................................................................        32,625
  42,800   Value City Department Stores Inc.*.................................................................       526,975
                                                                                                                ------------
                                                                                                                   1,188,894
                                                                                                                ------------
DRUGS & MEDICINE--0.48%
  63,266   Herbalife International Inc., Class A (1)..........................................................       731,513
  19,533   Herbalife International Inc., Class B (1)..........................................................       183,732
   4,900   Moore Medical Corp.*...............................................................................        57,575
   6,400   Natural Alternatives International Inc.*...........................................................        21,600
                                                                                                                ------------
                                                                                                                     994,420
                                                                                                                ------------
ELECTRIC UTILITIES--2.64%
  10,000   Bangor Hydro Electric Co...........................................................................       166,250
  35,100   Cleco Corp.........................................................................................     1,127,587
   9,500   Cogeneration Corp. America*........................................................................       166,250
  19,300   Commonwealth Energy Systems........................................................................       841,963
  82,700   El Paso Electric Co.*..............................................................................       749,469
     400   Maine Public Service Co............................................................................         7,100
  73,600   Public Service Co..................................................................................     1,467,400
   2,800   Saint Joseph Light & Power Co......................................................................        58,800

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
ELECTRIC UTILITIES--(CONCLUDED)

  21,200   TNP Enterprises Inc................................................................................  $    809,575
     900   United Illuminating Co.............................................................................        40,106
                                                                                                                ------------
                                                                                                                   5,434,500
                                                                                                                ------------
ELECTRICAL EQUIPMENT--1.54%
   9,000   Acme Electric Corp.*...............................................................................        45,000
   1,500   American Technical Ceramics*.......................................................................        16,313
   7,100   Applied Signal Technology Inc......................................................................        73,219
   4,400   Bel Fuse Inc.......................................................................................       122,650
  42,400   Belden, Inc........................................................................................     1,054,700
  22,700   Brown & Sharpe Manufacturing Co.*..................................................................        85,125
  19,500   Cherry Corp.*......................................................................................       288,844
  10,700   Cobra Electronics Corp.*...........................................................................        42,800
   5,100   Cognitronics Corp.*................................................................................        86,381
   9,600   Comdial Corp.*.....................................................................................        67,200
   2,700   Davox Corp.*.......................................................................................        43,537
   3,000   Detection Systems Inc.*............................................................................        25,687
  21,100   Louisiana Barge Inc.*..............................................................................        44,837
   2,081   MTS Systems Corp...................................................................................        21,851
   1,300   Napco Security Systems Inc.*.......................................................................         5,038
   2,200   Nortech Systems Inc.*..............................................................................         6,325
   6,200   O. I. Corp.*.......................................................................................        28,675
  52,400   Pioneer Standard Electronics, Inc. (1).............................................................       671,375
  13,200   Reliability Inc.*..................................................................................        59,400
   7,700   RF Monolithics Inc.*...............................................................................        72,669
  10,700   Sparton Corp.*.....................................................................................        70,887
     100   Spectrum Control Inc.*.............................................................................           669
   9,000   T B Woods Corp.....................................................................................        91,687
   1,500   Technical Operations Sevcon Inc....................................................................        19,875
   9,000   Vertex Communications Corp.*.......................................................................       111,375
   4,800   Video Display Corp.*...............................................................................        21,750
                                                                                                                ------------
                                                                                                                   3,177,869
                                                                                                                ------------
ELECTRICAL POWER--2.73%
   8,500   Aztec Manufacturing Co.............................................................................        85,000
  43,000   Cable Design Technologies Corp.*...................................................................       779,375
  27,000   Calpine Corp.*.....................................................................................     2,030,062
  15,100   Carbide/Graphite Group Inc.*.......................................................................       210,456
  22,500   Encore Wire Corp.*.................................................................................       230,625
  33,000   Hughes Supply, Inc.................................................................................       940,500
  13,100   Lamson & Sessions Co.*.............................................................................        76,963
   4,500   SL Industries Inc..................................................................................        55,406
  42,700   UCAR International Inc.*...........................................................................     1,134,219
   6,400   Woodhead Industries................................................................................        76,000
                                                                                                                ------------
                                                                                                                   5,618,606
                                                                                                                ------------
ELECTRONIC COMPONENTS--0.68%
   7,100   Axsys Technologies Inc.*...........................................................................        78,100
  63,500   General Semiconductor Inc.*........................................................................       543,719
  20,900   Recoton Corp.*.....................................................................................       219,450
   1,200   Sensory Science Corp.*.............................................................................         3,900
  21,200   Triumph Group Inc.*................................................................................       547,225
                                                                                                                ------------
                                                                                                                   1,392,394
                                                                                                                ------------
ENTERTAINMENT--0.05%
   5,800   Funco Inc..........................................................................................       102,950
                                                                                                                ------------
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

ENVIRONMENTAL SERVICES--0.04%
   7,100   Exponent Inc.*.....................................................................................  $     50,588
   7,400   MFRI Inc.*.........................................................................................        30,525
                                                                                                                ------------
                                                                                                                      81,113
                                                                                                                ------------
FINANCIAL SERVICES--2.22%
  45,000   Advanta Corp. (1)..................................................................................       984,375
  82,500   Amresco Inc........................................................................................       515,625
  69,200   Arcadia Financial Ltd.*............................................................................       501,700
  41,300   Bluegreen Corp.....................................................................................       263,287
  21,400   Consumer Portfolio Services Inc....................................................................        33,438
   3,800   Dewolfe Companies Inc.*............................................................................        29,450
  21,400   Ezcorp Inc.........................................................................................       125,725
  32,400   First Alliance Co..................................................................................       105,300
  12,800   Firstcity Financial Corp...........................................................................        72,000
   8,400   FTI Consulting Inc.*...............................................................................        49,875
   3,000   Jwgenesis Financial Corp...........................................................................        49,500
   9,200   Kaye Group Inc.....................................................................................        78,775
  17,900   Main St. & Main Inc................................................................................        60,413
   4,200   Pacific Crest Capital Inc.*........................................................................        64,575
   7,500   Refac Technology Development Corp..................................................................        45,000
  45,550   Resource Bank Shares Mortgage Group Inc............................................................       318,850
   8,800   Strattec Security Corp.*...........................................................................       313,500
  17,400   Student Loan Corp..................................................................................       757,987
   1,600   TFC Enterprises Inc................................................................................         4,700
  33,900   World Acceptance Corp.*............................................................................       211,875
                                                                                                                ------------
                                                                                                                   4,585,950
                                                                                                                ------------
FOOD RETAIL--0.32%
  10,600   Eagle Food Certificates Inc.*......................................................................        27,162
  36,800   M & F Worldwide Corp.*.............................................................................       354,200
   8,700   Marsh Supermarkets Inc.............................................................................       134,850
   2,100   Rocky Medium Term Note Chocolate Factory...........................................................        12,075
   3,650   Schultz Sav-O Stores, Inc..........................................................................        59,769
   8,200   Western Beef, Inc.*................................................................................        67,394
                                                                                                                ------------
                                                                                                                     655,450
                                                                                                                ------------
FOREST PRODUCTS, PAPER--1.99%
   4,500   Baltek Corp........................................................................................        43,312
   9,300   BCT International Inc.*............................................................................        21,506
 113,100   Boise Cascade Office Products Corp.................................................................     1,244,100
  15,400   Caraustar Industries Inc...........................................................................       383,075
  13,950   Fibermark Inc.*....................................................................................       190,069
  21,300   Glatfelter PH Co...................................................................................       296,869
   1,000   Quipp Inc.*........................................................................................        13,625
  20,890   Republic Group Inc.................................................................................       378,631
  61,800   Rock-Tennessee Co..................................................................................     1,050,600
  30,700   Schweitzer Mauduit International Inc...............................................................       485,444
                                                                                                                ------------
                                                                                                                   4,107,231
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--3.85%
  34,800   Arkansas Best Corp.*...............................................................................       378,450
  41,200   Arnold Industries Inc..............................................................................       648,900
   7,300   Boyd Brothers Transportation Inc.*.................................................................        75,738
   2,500   Circle International Group Inc.....................................................................        60,000

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
FREIGHT, AIR, SEA & LAND--(CONCLUDED)

   8,300   Consolidated Delivery & Logistics Inc.*............................................................  $     30,088
  40,400   Consolidated Freightways Corp.*....................................................................       426,725
  26,600   Covenant Transport, Inc., Class A*.................................................................       468,825
  12,200   Dynamex Inc.*......................................................................................        39,650
   9,400   Genesee & Wyoming Inc.*............................................................................       103,400
  30,900   Hunt J B Transport Services Inc....................................................................       465,431
  30,400   Hvide Marine Inc.* (1).............................................................................        54,150
  30,200   Kitty Hawk Inc.*...................................................................................       203,850
   8,800   Landstar Systems Inc.*.............................................................................       355,300
  16,500   Old Dominion Freight Lines Inc.*...................................................................       247,500
  12,800   PAM Transportation Services Inc.*..................................................................       144,800
  36,500   Roadway Express Inc................................................................................       796,156
   8,900   Smithway Motor Xpress Corp.*.......................................................................        87,888
  11,900   Transport Corp. of America*........................................................................       165,112
  16,200   Trico Marine Services Inc.*........................................................................       111,375
  41,000   U.S. Freightways Corp..............................................................................     2,024,375
  18,900   U.S. Xpress Enterprises Inc.*......................................................................       184,275
  16,800   USA Truck Inc.*....................................................................................       151,200
  41,100   Yellow Corp.*......................................................................................       703,837
                                                                                                                ------------
                                                                                                                   7,927,025
                                                                                                                ------------
GAS UTILITY--0.13%
   5,550   Energysouth Inc....................................................................................       114,469
   2,000   SJW Corp...........................................................................................       160,500
                                                                                                                ------------
                                                                                                                     274,969
                                                                                                                ------------
HEALTH & PERSONAL CARE--0.13%
   5,400   Hawaii Tech Pharmacal Co. Inc.*....................................................................        24,300
  11,400   Inter Parfums*.....................................................................................       113,287
  30,100   Mim Corp.*.........................................................................................        60,200
   6,200   Styling Technology Corp.*..........................................................................        79,438
                                                                                                                ------------
                                                                                                                     277,225
                                                                                                                ------------
HEALTHCARE COST CONTAINMENT--0.19%
  37,600   Ameripath Inc.*....................................................................................       361,900
  23,900   Innovative Clinical Solutions*.....................................................................        32,863
                                                                                                                ------------
                                                                                                                     394,763
                                                                                                                ------------
HEAVY MACHINERY--1.69%
 119,200   Agco Corp. (1).....................................................................................     1,117,500
  12,600   Alamo Group Inc....................................................................................       113,400
  23,000   Cascade Corp.......................................................................................       316,250
  17,800   Columbus Mckinnon Corp.............................................................................       408,287
  11,400   Gehl Co.*..........................................................................................       243,675
   4,200   Gencor Industries Inc..............................................................................        26,513
  13,500   NACCO Industries Inc...............................................................................     1,056,375
   7,600   Printware Inc.*....................................................................................        19,000
   1,300   Richton International Corp.*.......................................................................        19,175
   4,600   Tennant Co.........................................................................................       157,550
                                                                                                                ------------
                                                                                                                   3,477,725
                                                                                                                ------------
HOTELS--1.63%
   9,000   Ameristar Casinos Inc.*............................................................................        29,813
   5,300   Anchor Gaming*.....................................................................................       268,312
   5,600   Black Hawk Gaming & Development Inc.*..............................................................        39,900
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

HOTELS--(CONCLUDED)

  68,700   Boyd Gaming Corp.*.................................................................................  $    429,375
  33,000   Host Marriott Services Corp.*......................................................................       513,562
   8,200   Isle Capri Casinos Inc.*...........................................................................        76,362
   8,700   Lady Luck Gaming Corp.*............................................................................        45,675
  18,225   Lakes Gaming Inc.*.................................................................................       230,091
  41,800   Lodgian Inc.*......................................................................................       214,225
   6,784   Playcore Inc.*.....................................................................................        55,968
 103,900   Prime Hospitality Corp.*...........................................................................     1,136,406
  13,200   Sholodge, Inc.*....................................................................................        73,425
  27,500   Suburban Lodges America Inc.*......................................................................       166,719
   6,900   Supertel Hospitality*..............................................................................        84,094
                                                                                                                ------------
                                                                                                                   3,363,927
                                                                                                                ------------
HOUSEHOLD PRODUCTS--0.63%
   7,100   Align Rite International Inc.*.....................................................................       107,387
  11,600   CCA Industries Inc.*...............................................................................        15,225
  12,300   CPAC Inc...........................................................................................        95,325
  25,900   Ekco Group Inc.*...................................................................................       110,075
  24,500   French Fragrances Inc.* (1)........................................................................       176,094
   4,500   Jason Inc.*........................................................................................        37,125
  16,400   Libbey Inc.........................................................................................       508,400
  22,500   Lifetime Hoan Corp.................................................................................       208,125
   7,800   Stephan Co.........................................................................................        31,200
                                                                                                                ------------
                                                                                                                   1,288,956
                                                                                                                ------------
HUMAN RESOURCES--0.12%
  10,100   Personnel Group Of America Inc.*...................................................................        95,319
  26,400   Westaff Inc.*......................................................................................       161,700
                                                                                                                ------------
                                                                                                                     257,019
                                                                                                                ------------
INDUSTRIAL PARTS--6.12%
   9,600   Amcast Industrial Corp.............................................................................       175,800
   5,200   Amistar Corp.*.....................................................................................         9,100
  16,500   Ampco Pittsburgh Corp..............................................................................       212,437
  29,700   Baldwin Technology Inc.*...........................................................................        98,381
  32,800   Barnes Group Inc...................................................................................       649,850
   6,600   Bridgeport Machines Inc.*..........................................................................        63,938
     500   Chicago Rivet Machine Co...........................................................................        12,063
  22,500   Commercial Intertech Corp..........................................................................       330,469
  18,100   DT Industries Inc..................................................................................       113,125
  16,600   Esterline Technologies Corp.*......................................................................       256,262
   5,300   Fansteel Inc. Delaware*............................................................................        30,806
   8,250   Farr Co.*..........................................................................................        84,563
   7,000   Farrel Corp........................................................................................        14,219
  17,000   Genlyte Group Inc.*................................................................................       395,250
  13,600   Gleason Corp.......................................................................................       219,300
   8,900   Global Industrial Technologies Inc.*...............................................................       106,244
   7,600   Gorman Rupp Co.....................................................................................       122,550
   3,200   Graham Corp.*......................................................................................        26,800
  19,550   Hardinge Brothers Inc..............................................................................       322,575
  65,600   Hexcel Corp.*......................................................................................       557,600
  12,900   Hirsch International Group*........................................................................        26,606
  12,600   Hurco Co. Inc.*....................................................................................        53,550
  14,700   Intevac Inc.* (1)..................................................................................        69,825
   5,300   K Tron International Inc.*.........................................................................        94,738
  36,200   Kaman Corp.........................................................................................       524,900

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--(CONCLUDED)

  42,800   Kennametal Inc.....................................................................................  $  1,032,550
  14,200   Lawson Products Inc................................................................................       337,250
  13,000   Lufkin Industries, Inc.............................................................................       214,500
  58,700   Magnetek Inc.*.....................................................................................       598,006
  48,700   Mark IV Industries Inc.............................................................................     1,040,962
   8,700   Mestek, Inc.*......................................................................................       190,856
   3,000   NN Ball & Roller Inc...............................................................................        20,625
   4,200   Nortek, Inc.*......................................................................................       163,800
   2,500   P & F Industries Inc.*.............................................................................        24,063
   1,000   Peerless Manufacturing Co..........................................................................        12,000
   9,400   Pennsylvania Engineering Manufacturing Corp........................................................       225,600
   3,300   Pennsylvania Engineering Manufacturing Corp., Class A..............................................        72,600
  19,000   Powell Industries Inc.*............................................................................       166,250
  28,200   Quanex Corp........................................................................................       743,775
   4,600   Scotsman Industries, Inc...........................................................................       153,813
  21,700   Shaw Group Inc.*...................................................................................       431,287
  24,900   Specialty Equipment Cos., Inc.*....................................................................       647,400
  20,800   Standex International Corp.........................................................................       551,200
  11,000   Starrett LS Co.....................................................................................       305,250
   7,600   Summa Industries Inc.*.............................................................................       107,350
  12,500   Transtechnology Corp...............................................................................       207,031
  44,300   Watts Industries Inc...............................................................................       791,862
                                                                                                                ------------
                                                                                                                  12,608,981
                                                                                                                ------------
INDUSTRIAL SERVICES/SUPPLIES--2.58%
  27,600   C D I Corp.*.......................................................................................       900,450
  21,900   Electro Rental*....................................................................................       271,012
  59,700   Flowserve Corp. (1)................................................................................     1,048,481
  19,750   Healthcare Services Group Inc.*....................................................................       185,156
  44,050   Interpool Inc......................................................................................       569,897
   7,900   McGrath Rentcorp...................................................................................       146,150
  15,100   Mitcham Industries Inc.*...........................................................................        65,119
  13,335   Monro Muffler Brake Inc.*..........................................................................       100,846
  13,800   National Techical Systems Inc......................................................................        52,613
  12,800   PLM International Inc.*............................................................................        72,800
  15,700   Remedytemp*........................................................................................       280,637
  43,500   Rollins Truck Leasing Corp.........................................................................       494,812
  22,600   SOS Staffing Services Inc.*........................................................................       122,888
  13,100   Sunrise Leasing Corp.*.............................................................................        56,289
  38,300   Superior Energy Services Inc.*.....................................................................       220,225
   8,400   Superior Surgical Manufacturing Inc................................................................       106,050
  36,100   Unifirst Corp......................................................................................       602,419
   2,900   Winston Resources Inc.*............................................................................        13,050
   1,900   WPI Group Inc.*....................................................................................         7,719
     680   Zimmerman Sign Co.*................................................................................         2,253
                                                                                                                ------------
                                                                                                                   5,318,866
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--0.45%
   6,500   Advo Inc.*.........................................................................................       124,312
  11,300   American Physician Partners Inc.*..................................................................        84,044
   7,400   American Physicians Service Group*.................................................................        27,750
   4,600   Amrep Corp.*.......................................................................................        29,325
   9,600   Corrpro Cos Inc.*..................................................................................        82,800
   3,300   General Employment Enterprises*....................................................................        18,563
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

INFORMATION & COMPUTER SERVICES--(CONCLUDED)

  35,400   RTI International Metals Inc. (1)*.................................................................  $    455,775
   1,000   Transport Lux Corp.................................................................................         7,625
   2,300   Value Line Inc.....................................................................................        91,712
                                                                                                                ------------
                                                                                                                     921,906
                                                                                                                ------------
INSTRUMENTS--SCIENTIFIC--0.09%
  15,600   Metrika Systems Corp.*.............................................................................       128,700
   5,000   Williams Controls Inc.*............................................................................        15,625
   1,600   Woodward Governor Co...............................................................................        38,800
                                                                                                                ------------
                                                                                                                     183,125
                                                                                                                ------------
LEISURE--2.41%
  55,300   Arctic Cat Inc.....................................................................................       501,156
   7,950   Boston Acoustics Inc...............................................................................       147,075
  14,900   Cannondale Corp.*..................................................................................       156,450
  19,400   Concord Camera Corp.*..............................................................................       141,862
  24,100   Department 56 Inc.*................................................................................       697,394
   6,000   Ellett Brothers Inc................................................................................        36,750
   5,000   Equity Marketing Inc.*.............................................................................        56,563
   2,300   Escalade Inc.*.....................................................................................        40,825
   3,000   Fountain Power Boat Inds Inc.*.....................................................................        13,125
   6,300   Inland Entertainment Corp.*........................................................................        14,963
  23,600   K2 Inc.*...........................................................................................       233,050
   5,400   Koss Corp.*........................................................................................        66,825
  56,600   Midway Games Inc.*.................................................................................       665,050
   9,800   Oneida Ltd.........................................................................................       254,800
  11,100   Play By Play Toys & Novelties*.....................................................................        29,138
  40,900   Polaris Industries Inc.............................................................................     1,610,437
   9,900   Russ Berrie & Company Inc..........................................................................       241,931
  15,700   Seattle Filmworks Inc.*............................................................................        43,175
   3,000   Sportsmans Guide Inc.*.............................................................................        16,875
                                                                                                                ------------
                                                                                                                   4,967,444
                                                                                                                ------------
LIFE INSURANCE--2.25%
  39,600   American Annuity Group Inc.........................................................................       950,400
  61,724   Amerus Life Holdings Inc...........................................................................     1,701,267
  42,800   Arm Financial Inc.*................................................................................       214,000
   2,812   Cotton States Life Insurance Co....................................................................        31,108
  17,394   Delphi Financial Group, Inc.*......................................................................       652,275
   5,800   Independence Holding Co............................................................................        67,425
   5,400   National Western Life Insurance Co.*...............................................................       523,800
  21,200   Presidential Life Corp.............................................................................       406,775
  13,600   Standard Management Corp.*.........................................................................        81,600
                                                                                                                ------------
                                                                                                                   4,628,650
                                                                                                                ------------
LONG DISTANCE & PHONE COMPANIES--0.01%
   1,600   Hector Communications Corp.*.......................................................................        19,600
                                                                                                                ------------
MACHINERY & ENGINEERING SERVICES--0.04%
  34,100   Iteq Inc.*.........................................................................................        76,725
                                                                                                                ------------
MANUFACTURING-GENERAL--2.31%
  13,400   Alltrista Corp.*...................................................................................       408,700
  63,100   Buckeye Technologies Inc.*.........................................................................     1,049,037
   1,300   Core Matls Corp.*..................................................................................         3,331
   8,700   Denali Inc.*.......................................................................................        72,863

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
MANUFACTURING-GENERAL--(CONCLUDED)

  10,800   Featherlite Manufacturing Inc.*....................................................................  $     67,500
  32,400   Gentek Inc.........................................................................................       461,700
  17,700   Media Arts Group Inc.*.............................................................................        95,138
  72,700   Milacron Inc.......................................................................................     1,244,987
   5,100   Ocular Sciences Inc.*..............................................................................       100,406
  11,200   Oroamerica Inc.*...................................................................................        76,300
   3,600   Q E P Inc.*........................................................................................        29,475
  35,900   Regal Beloit Corp..................................................................................       751,656
  18,500   Silgan Holdings Inc.*..............................................................................       401,219
                                                                                                                ------------
                                                                                                                   4,762,312
                                                                                                                ------------
MANUFACTURING-HIGH TECHNOLOGY--0.52%
  15,000   Blonder Tongue Labs Inc.*..........................................................................        96,563
  96,500   CellStar Corp.*....................................................................................       639,312
  16,400   Channell Commercial Corp.*.........................................................................       169,125
   3,000   Communications Systems.............................................................................        43,500
   5,900   Delaware Global Technologies Corp.*................................................................        47,938
   6,200   Percon Acquisition Inc.*...........................................................................        55,800
   1,100   Thermwood Corp.*...................................................................................         6,600
   2,500   Vivid Technologies Inc.*...........................................................................         7,500
   1,600   WSI Industries, Inc.*..............................................................................         7,000
                                                                                                                ------------
                                                                                                                   1,073,338
                                                                                                                ------------
MEDIA--0.02%
   4,500   Datron Systems Inc. California.....................................................................        33,750
                                                                                                                ------------
MEDICAL PRODUCTS--0.54%
  12,500   American Dental Technologies*......................................................................        43,750
   2,700   Bacou USA Inc.*....................................................................................        48,600
  10,600   Bio Rad Laboratories Inc.*.........................................................................       289,512
   6,900   Biosource International Inc.*......................................................................        36,656
   4,200   Lakeland Industries, Inc.*.........................................................................        25,988
  10,100   Medstone International Inc.*.......................................................................        66,281
   6,600   Mesa Labs Inc.*....................................................................................        32,588
  31,900   Natures Sunshine Products Inc......................................................................       299,062
   8,500   PolyMedica Inc.*...................................................................................       141,313
   6,800   Selas Corp. America................................................................................        39,950
  11,000   Utah Medical Products Inc.*........................................................................        83,875
                                                                                                                ------------
                                                                                                                   1,107,575
                                                                                                                ------------
MEDICAL PROVIDERS--1.81%
 185,200   Beverly Enterprises Inc.*..........................................................................     1,064,900
  10,700   Castle Dental Ctrs Inc.*...........................................................................        49,488
  13,600   Coast Dental Services Inc.*........................................................................        62,050
  67,400   Genesis Health Ventures Inc.*......................................................................       176,925
  14,200   Healthcare Recoveries Inc.*........................................................................        65,675
  11,900   Horizon Health Corp.*..............................................................................        84,788
 101,500   Integrated Health Services, Inc.*..................................................................       570,937
  14,400   Monarch Dental Corp.*..............................................................................        53,100
  21,000   Pediatrix Medical Group* (1).......................................................................       413,437
  41,500   Promedco Management Co.*...........................................................................       128,391
  15,700   Raytel Medical Corp.*..............................................................................        65,744
   9,400   Rehabcare Group Inc.*..............................................................................       196,812
  21,300   Response Oncology Inc.*............................................................................        53,250
  25,900   Rural/Metro Corp.*.................................................................................       210,437
  32,900   Sierra Health Services Inc.*.......................................................................       425,644
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

MEDICAL PROVIDERS--(CONCLUDED)

     800   Specialty Care Network Inc.*.......................................................................  $      4,000
  18,000   Unilab Corp.*......................................................................................        96,750
                                                                                                                ------------
                                                                                                                   3,722,328
                                                                                                                ------------
MINING & METALS--5.75%
 191,600   Armco Inc.*........................................................................................     1,257,375
  14,500   Atchinson Casting Corp.*...........................................................................       142,281
  22,900   Bayou Steel Corp.*.................................................................................        78,719
  34,600   Carpenter Technology Corp..........................................................................       916,900
   5,700   Castle A M & Co....................................................................................        87,281
  16,300   Century Aluminum Co................................................................................       171,150
  27,200   Chase Industries Inc.*.............................................................................       227,800
  21,900   Cleveland Cliffs Inc...............................................................................       700,800
  29,000   Commercial Metals Co...............................................................................       957,000
   9,609   Friedman Industries, Inc.*.........................................................................        40,838
   5,700   IMCO Recycling Inc.................................................................................        99,394
  45,200   Intermet Corp......................................................................................       514,150
   5,100   Keystone Consolidated Industries Inc.*.............................................................        30,600
   7,900   Lindberg Corp......................................................................................       103,688
  68,100   Metals USA Inc.* (1)...............................................................................       846,994
  64,900   National Steel Corp................................................................................       535,425
   6,300   Niagara Corp.* (1).................................................................................        34,847
   2,000   Northern Technologies International................................................................        15,750
  11,400   Northwest Pipe Co.*................................................................................       203,775
   7,300   Oglebay Norton Co..................................................................................       168,812
   7,900   Pitt Desmoines Inc.................................................................................       231,075
  35,500   Pittston Co........................................................................................       355,000
   6,000   Reliance Steel & Aluminum Co.......................................................................       204,000
   4,975   Riviera Tool Co.*..................................................................................        21,144
  15,150   Roanoke Electric Steel Corp........................................................................       251,869
  26,700   Special Metals Corp.*..............................................................................       135,169
  22,200   Steel Technologies Inc.............................................................................       237,262
  42,200   Texas Industries, Inc..............................................................................     1,487,550
  38,600   Titanium Metals Corp. (1)..........................................................................       504,212
  12,500   Universal Stainless & Alloy*.......................................................................        65,625
  13,100   Webco Industries Inc.*.............................................................................        59,769
  27,800   Wolverine Tube Inc.*...............................................................................       580,325
  27,800   Wyman Gordon Co.*..................................................................................       529,937
   6,922   Zemex Corp.*.......................................................................................        50,185
                                                                                                                ------------
                                                                                                                  11,846,701
                                                                                                                ------------
MOTOR VEHICLES--4.41%
  39,400   Arvin Industries Inc...............................................................................     1,472,575
   6,264   Autocam Corp.......................................................................................        86,130
   7,400   Bandag Inc.........................................................................................       248,363
  10,400   Collins Industries Inc.............................................................................        68,900
  17,900   Dura Automotive Systems, Inc.*.....................................................................       528,050
   6,000   Edelbrock Corp.*...................................................................................        90,000
  55,500   Fleetwood Enterprises Inc. (1).....................................................................     1,279,969
  80,300   Mascotech Inc......................................................................................     1,345,025
  25,200   Modine Manufacturing Co............................................................................       807,187
   8,800   Motorcar Parts & Accesories Inc.*..................................................................        45,375
  14,600   R & B Inc.*........................................................................................       138,700
   8,200   Rush Enterprises Inc.*.............................................................................       151,700
  19,400   Shiloh Industries Inc.*............................................................................       232,800
  32,200   Simpson Industries, Inc............................................................................       386,400

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
MOTOR VEHICLES--(CONCLUDED)

  30,000   Standard Products Co...............................................................................  $  1,065,000
   7,553   Supreme Industries, Inc.*..........................................................................        63,256
  40,700   TBC Corp.*.........................................................................................       302,706
   8,112   Varlen Corp........................................................................................       307,242
  21,800   Wabash National Corp...............................................................................       460,525
                                                                                                                ------------
                                                                                                                   9,079,903
                                                                                                                ------------
OIL REFINING--0.53%
   5,700   Adams Resources & Energy Inc.......................................................................        44,175
   4,400   Castle Energy Corp.................................................................................        75,900
  48,500   Frontier Oil Corp..................................................................................       318,281
  14,700   Holly Corp.........................................................................................       220,500
  11,762   Mercury Air Group, Inc.*...........................................................................        82,334
  18,800   Petroleum Development Corp.........................................................................        86,950
  19,300   World Fuel Services Corp...........................................................................       266,581
                                                                                                                ------------
                                                                                                                   1,094,721
                                                                                                                ------------
OIL SERVICES--3.30%
  41,700   Friede Goldman International Inc. (1)..............................................................       505,613
  23,100   Gulf Islands Fabrication Inc.......................................................................       277,200
   3,300   Marine Drilling Companies, Inc.....................................................................        49,294
  79,500   National Oilwell Inc...............................................................................     1,267,031
   7,800   Oceaneering International Inc.*....................................................................       137,475
  42,700   Offshore Logistics Inc.............................................................................       517,737
  13,700   Pool Energy Services Co............................................................................       285,131
  86,400   Pride International Inc.*..........................................................................     1,026,000
  16,300   Rowan Co., Inc.*...................................................................................       306,644
  12,100   RPC Energy Services, Inc.*.........................................................................        83,944
  20,600   Seacor Smit Inc....................................................................................     1,023,562
  19,800   Tuboscope Inc......................................................................................       297,000
  97,400   Varco International Inc............................................................................     1,034,875
                                                                                                                ------------
                                                                                                                   6,811,506
                                                                                                                ------------
OTHER INSURANCE--7.54%
  27,100   Acceptance Insurance Co.*..........................................................................       414,969
   7,778   Amwest Insurance Group, Inc........................................................................        87,503
  10,200   Atlantic American Corp.*...........................................................................        41,438
   5,880   Bancinsurance Corp.*...............................................................................        30,135
  48,500   Capital Re Corp....................................................................................       651,719
  21,700   Centris Group Inc..................................................................................       203,437
  16,600   Chartwell Re Corp..................................................................................       306,062
  58,900   Commerce Group Inc.................................................................................     1,501,950
  10,933   Donegal Group Inc..................................................................................       120,263
   8,500   EMC Insurance Group Inc............................................................................       107,844
  67,700   Enhance Financial Services Group Inc...............................................................     1,404,775
  55,583   Fidelity National Financial Inc....................................................................       969,229
  47,900   Foremost Corp. of America..........................................................................     1,209,475
  10,170   Frontier Insurance Group Inc.......................................................................       149,372
  57,900   Harleysville Group Inc.............................................................................     1,129,050
   2,200   Investors Title Insurance Co.......................................................................        41,525
  27,300   Landamerica Financial Group Inc....................................................................       668,850
   2,100   Midland Co.........................................................................................        47,644
  37,800   MMI Companies Inc..................................................................................       616,612
  10,265   Mobile America Corp................................................................................        32,078
  12,700   Navigators Group Inc.*.............................................................................       198,437
  11,100   Nymagic Inc........................................................................................       158,175
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

OTHER INSURANCE--(CONCLUDED)

  28,400   Orion Capital Corp.................................................................................  $  1,350,775
  15,300   Pennsylvania America Group Inc.....................................................................       154,913
  12,800   Pennsylvania Treaty American Corp..................................................................       295,200
   6,388   Professionals Insurance Co. Management Group*......................................................       195,632
  17,178   PXRE Corp..........................................................................................       276,995
  15,875   RLI Corp...........................................................................................       587,375
  53,700   Selective Insurance Group Inc......................................................................     1,060,575
  25,200   Stewart Information Services Corp..................................................................       559,125
  20,150   Trenwick Group Inc.................................................................................       486,119
  12,400   UNICO American Healthcare Co.......................................................................       126,325
   6,954   Xl Capital Ltd.....................................................................................       365,085
                                                                                                                ------------
                                                                                                                  15,548,661
                                                                                                                ------------
PUBLISHING--0.93%
  13,900   Cadmus Communications Corp.........................................................................       182,437
   3,400   Courier Corp.......................................................................................        80,750
   6,100   Educational Development Corp.......................................................................        16,013
  29,000   Ennis Business Forms Inc...........................................................................       268,250
  37,300   Franklin Quest Co.*................................................................................       261,100
  28,700   Merrill Corp.......................................................................................       574,000
   3,200   Northstar Computer Forms Inc.......................................................................        36,000
  11,700   Primesource Corp...................................................................................        84,825
  20,300   Scientific Games Holdings Corp.*...................................................................       417,419
                                                                                                                ------------
                                                                                                                   1,920,794
                                                                                                                ------------
RAILROADS--0.47%
   5,800   Providence & Worcester Railroad Co.................................................................        79,750
  16,600   Railtex Inc.*......................................................................................       241,738
  27,800   The Greenbrier Companies, Inc......................................................................       316,225
  14,000   Westinghouse Air Brake Co..........................................................................       332,500
                                                                                                                ------------
                                                                                                                     970,213
                                                                                                                ------------
REAL PROPERTY--6.73%
  12,100   Beazer Homes USA Inc.*.............................................................................       307,037
  13,200   Butler Manufacturing Co............................................................................       367,125
  16,700   Cameron Ashley Building Products, Inc.*............................................................       205,619
  32,020   Cavalier Homes Inc.................................................................................       174,109
  38,000   Centex Construction Products Inc...................................................................     1,517,625
  34,600   Del Webb Corp......................................................................................       769,850
   6,100   Dominion Homes Inc.*...............................................................................        38,888
  15,500   Drew Industries Inc.*..............................................................................       185,031
  19,800   Engle Homes Inc....................................................................................       259,875
  12,400   Florida Rock Industries, Inc.......................................................................       477,400
  21,300   Fortress Group Inc.................................................................................        27,291
  16,200   Giant Cement Holding, Inc.*........................................................................       352,350
  54,800   Griffon Corp.*.....................................................................................       411,000
   8,600   Grubb & Ellis Co...................................................................................        46,225
  38,100   Hovnanian Enterprises Inc.*........................................................................       323,850
   5,200   International Aluminum Corp........................................................................       143,000
  37,800   Lone Star Industries, Inc..........................................................................     1,448,212
  19,900   M.D.C. Holdings, Inc...............................................................................       412,925
   6,000   Miller Building Systems Inc........................................................................        34,125
   7,488   MYR Group, Inc.....................................................................................       144,144
   2,800   NCI Building Systems Inc.*.........................................................................        53,550

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
REAL PROPERTY--(CONCLUDED)

   5,000   Nobility Homes, Inc.*..............................................................................  $     42,188
  15,100   NVR, Inc.*.........................................................................................       849,375
  11,700   Patrick Industries Inc.............................................................................       171,844
   8,100   Perini Corp.*......................................................................................        43,538
  13,100   Robertson Ceco Corp.*..............................................................................       114,625
  26,500   Ryland Group Inc...................................................................................       738,687
  17,500   Schottenstein Homes Inc............................................................................       332,500
  16,100   Skyline Corp.......................................................................................       488,031
  25,600   Southern Energy Homes Inc.*........................................................................        96,000
  52,900   Standard Pacific Corp..............................................................................       684,394
  65,300   Toll Brothers Inc.*................................................................................     1,387,625
  13,700   Turner Corp.*......................................................................................       360,481
  23,100   United States Home Corp.*..........................................................................       794,062
  10,400   Washington Homes Inc.*.............................................................................        71,500
                                                                                                                ------------
                                                                                                                  13,874,081
                                                                                                                ------------
RENTAL AUTO/EQUIPMENT--0.34%
   8,800   Budget Group Inc.*.................................................................................        80,850
  26,000   Cort Business Services Corp.*......................................................................       628,875
                                                                                                                ------------
                                                                                                                     709,725
                                                                                                                ------------
RESTAURANTS--2.00%
   6,600   Arkansas Restaurants Corp.*........................................................................        74,250
   3,500   Benihana Inc.*.....................................................................................        50,750
  14,800   Blimpie International Inc..........................................................................        47,175
  86,300   CKE Restaurants, Inc...............................................................................     1,208,200
  18,000   Cooker Restaurant Corp.............................................................................        78,750
   8,100   ELXSI Corp.*.......................................................................................        91,125
  60,300   Landrys Seafood Restaurant Inc.*...................................................................       505,012
   9,400   Lone Star Steakhouse & Saloon*.....................................................................        82,544
  41,100   Lubys Cafeterias Inc...............................................................................       608,794
   6,900   Max & Ermas Restaurants Inc.*......................................................................        49,162
  16,200   Piccadilly Cafeterias Inc..........................................................................       129,600
  44,000   Rainforest Cafe Inc.*..............................................................................       308,000
  80,000   Ryan's Family Steak Houses, Inc.*..................................................................       855,000
  12,400   Sizzler International Inc.*........................................................................        33,325
                                                                                                                ------------
                                                                                                                   4,121,687
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--0.28%
  28,050   Morgan Keegan, Inc.................................................................................       487,369
   9,728   Stifel Financial Corp..............................................................................        93,024
                                                                                                                ------------
                                                                                                                     580,393
                                                                                                                ------------
SEMICONDUCTOR--1.14%
   2,200   Bell Microproducts Inc.*...........................................................................        16,981
   7,800   Diodes Inc.*.......................................................................................        65,813
   2,600   Katy Industris Inc.................................................................................        33,638
  16,200   Marshall Industries*...............................................................................       603,450
   8,800   Microsemi Corp.*...................................................................................        68,200
  46,400   Neomagic Corp.*....................................................................................       435,000
  15,000   Nu Horizons Electronics Corp.*.....................................................................       119,531
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

SEMICONDUCTOR--(CONCLUDED)

  37,900   Pilgrims Pride Corp................................................................................  $    791,162
  26,700   Richardson Electronics Ltd.........................................................................       185,231
  11,200   Taitron Components Inc.*...........................................................................        33,600
                                                                                                                ------------
                                                                                                                   2,352,606
                                                                                                                ------------
SPECIALTY RETAIL--1.50%
  12,300   Advanced Marketing Services, Inc...................................................................       199,875
  22,600   Building Materials Holding Corp.*..................................................................       285,325
  46,900   Central Garden & Pet Co.*..........................................................................       425,031
  26,500   Cole National Corp.*...............................................................................       215,313
   8,800   Duckwall Alto Stores Inc.*.........................................................................        88,000
  18,500   Finlay Enterprises Inc.*...........................................................................       265,937
  25,800   Friedman's Inc.....................................................................................       220,912
  32,000   Garden Ridge Corp.*................................................................................       199,000
   6,400   Holiday RV Superstores Inc.*.......................................................................        24,000
  47,100   Jan Bell Marketing Inc.*...........................................................................       141,300
   1,900   Michael Anthony Jewelers, Inc.*....................................................................         7,481
   6,900   Piercing Pagoda Inc.*..............................................................................       115,575
  11,200   Rex Stores Corp.*..................................................................................       416,500
  11,200   Sport Supply Group Inc.*...........................................................................        93,800
  31,500   United States Office Products Co.*.................................................................       149,625
   9,400   Wolohan Lumber Co..................................................................................       120,438
  17,800   York Group Inc.....................................................................................       131,275
                                                                                                                ------------
                                                                                                                   3,099,387
                                                                                                                ------------
THRIFT--1.21%
  41,250   Bankatlantic Bancorp Inc. (1)......................................................................       317,109
  38,400   Downey Financial Corp..............................................................................       895,200
  34,600   Firstfed Financial Corp. Delaware*.................................................................       553,600
  17,000   Hamilton Bancorp Inc. Florida*.....................................................................       459,000
     500   Hawthorne Financial Corp.*.........................................................................         8,000
  17,900   Metrowest Bank.....................................................................................       120,825
   6,600   Saint Francis Capital Corp.........................................................................       140,250
   1,600   Washington Savings Bank FSB........................................................................         6,500
                                                                                                                ------------
                                                                                                                   2,500,484
                                                                                                                ------------
TOBACCO--0.84%
  47,200   General Cigar Holdings Inc.*.......................................................................       356,950
  22,100   Standard Commercial Corp...........................................................................       117,406
  42,100   Universal Corp.....................................................................................     1,265,631
                                                                                                                ------------
                                                                                                                   1,739,987
                                                                                                                ------------
WATER--0.07%
   3,900   Aquarion Co........................................................................................       136,500
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--0.21%
  56,500   Interdigital Commerce Corp.........................................................................       296,625
  86,300   Rohn Industry Inc.*................................................................................       140,239
                                                                                                                ------------
                                                                                                                     436,864
                                                                                                                ------------
Total Common Stocks (cost--$190,848,949)......................................................................   200,090,651
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE           VALUE
---------                                                                --------------------  --------------   ------------
REPURCHASE AGREEMENT--2.76%
$   5,676  Repurchase Agreement dated 07/30/99 with State Street Bank &
             Trust Co., collateralized by $3,363,119 U.S. Treasury
             Notes, 5.75% due 08/15/03 (value--$3,426,178); and by
             $2,276,074 U.S. Treasury Notes, 6.25% due 02/15/03
             (value--$2,364,272); proceeds: $5,678,010
             (cost--$5,676,000)........................................        08/02/99             4.250%      $  5,676,000
                                                                                                                ------------
Total Investments (cost--$196,524,949)--99.82%.........................                                          205,766,651
Other assets in excess of liabilities--0.18%...........................                                              364,614
                                                                                                                ------------
Net Assets--100.00%....................................................                                         $206,131,265
                                                                                                                ------------
                                                                                                                ------------

-----------------

*      Non-income producing security.
(1)    Security, or portion thereof, was on loan at July 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--92.78%
APPAREL, RETAIL--2.10%
 105,600   American Eagle Outfitters Inc.*(1).................................................................  $  4,078,800
  42,100   Talbots Inc........................................................................................     1,481,394
                                                                                                                ------------
                                                                                                                   5,560,194
                                                                                                                ------------
BANKS--1.13%
 113,900   Webster Financial Corp.............................................................................     3,004,113
                                                                                                                ------------
CABLE--0.54%
  48,200   Insight Communications Inc.*.......................................................................     1,439,975
                                                                                                                ------------
COMPUTER HARDWARE--4.49%
 113,000   Jack Henry & Associates Inc.(1)....................................................................     4,887,250
 128,700   Network Appliance, Inc.*...........................................................................     7,014,150
                                                                                                                ------------
                                                                                                                  11,901,400
                                                                                                                ------------
COMPUTER SOFTWARE--8.90%
 117,600   Bindview Development Corp.*........................................................................     2,660,700
  27,800   Clarify, Inc.*.....................................................................................       915,662
  83,500   Exchange Applications Software*....................................................................     2,948,594
  43,400   Legato Systems Inc.*...............................................................................     3,103,100
  16,600   Neon Systems Inc.*.................................................................................       545,725
  43,000   Onyx Software Corp.*(1)............................................................................       677,250
   9,400   Packeteer Incorporated*............................................................................       277,300
  11,500   Persistence Software Inc.*.........................................................................       194,063
  98,000   Softworks Inc.*....................................................................................       713,562
 206,600   Veritas Software Co.*(1)...........................................................................    11,595,425
                                                                                                                ------------
                                                                                                                  23,631,381
                                                                                                                ------------
CONSTRUCTION--0.21%
  52,600   National Equipment Services Inc.*..................................................................       555,588
                                                                                                                ------------
DIVERSIFIED RETAIL--3.27%
 185,700   Cost Plus Inc.*....................................................................................     8,170,800
  25,500   Hibbett Sporting Goods Inc.*(1)....................................................................       516,375
                                                                                                                ------------
                                                                                                                   8,687,175
                                                                                                                ------------
DRUGS & MEDICINE--1.20%
  44,000   Pharmacopeia Inc.*.................................................................................       517,000
  21,100   QLT Phototherapeutics*.............................................................................     1,350,400
  71,700   United Therapeutics Corp.*.........................................................................     1,313,006
                                                                                                                ------------
                                                                                                                   3,180,406
                                                                                                                ------------
ELECTRICAL EQUIPMENT--4.42%
 177,100   Gemstar Group Ltd.*................................................................................    11,732,875
                                                                                                                ------------
ELECTRONIC COMPONENTS--1.46%
  52,100   Teradyne Inc.*(1)..................................................................................     3,884,706
                                                                                                                ------------
ENTERTAINMENT--6.20%
 205,000   CEC Entertainment Inc.*............................................................................     6,457,500
  72,300   Tweeter Home Entertainment
             Group Inc.*(1)...................................................................................     2,408,494
 158,300   USA Networks, Inc.*................................................................................     7,588,506
                                                                                                                ------------
                                                                                                                  16,454,500
                                                                                                                ------------
FINANCIAL SERVICES--2.61%
  16,600   Corporate Executive Board Co.*.....................................................................       628,725

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

FINANCIAL SERVICES--(CONCLUDED)

 131,200   Doral Financial Corp...............................................................................  $  2,164,800
 104,800   Metris Co., Inc....................................................................................     4,119,950
                                                                                                                ------------
                                                                                                                   6,913,475
                                                                                                                ------------
FOOD RETAIL--0.18%
  90,800   Packaged Ice Inc.*.................................................................................       459,675
   1,600   Schultz Sav O Stores Inc...........................................................................        26,200
                                                                                                                ------------
                                                                                                                     485,875
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--0.44%
  49,200   Forward Air Corp.*.................................................................................     1,153,125
                                                                                                                ------------
HOTELS--0.64%
 165,600   Extended Stay America Inc.*........................................................................     1,687,050
                                                                                                                ------------
INDUSTRIAL SERVICES/SUPPLIES--1.04%
  45,500   Comfort Systems USA Inc.*..........................................................................       733,687
  38,300   G&K Services Inc.*.................................................................................     2,033,491
                                                                                                                ------------
                                                                                                                   2,767,178
                                                                                                                ------------
INSTRUMENTS--SCIENTIFIC--3.07%
 281,500   Mettler Toledo International Inc.*.................................................................     8,145,906
                                                                                                                ------------
LEISURE--0.35%
  76,400   West Marine Inc.*..................................................................................       935,900
                                                                                                                ------------
LIFE INSURANCE--0.34%
  37,900   Annuity and Life Re Holdings.......................................................................       909,600
                                                                                                                ------------
MEDIA--6.56%
  99,000   AMFM Inc.*(1)......................................................................................     5,197,500
  43,000   Emmis Broadcasting Corp.*..........................................................................     2,252,125
  40,700   Metro Networks Inc.*...............................................................................     2,228,325
  42,500   Radio One Inc.*....................................................................................     1,888,594
  84,600   Salem Communications Corp.*(1).....................................................................     2,368,800
  59,400   TCA Cable TV Inc.*.................................................................................     3,482,325
                                                                                                                ------------
                                                                                                                  17,417,669
                                                                                                                ------------
MEDICAL PRODUCTS--0.25%
  14,700   Xomed Surgical Products Inc.*......................................................................       669,769
                                                                                                                ------------
MEDICAL PROVIDERS--2.15%
 204,900   Brookdale Living Community Inc.*...................................................................     2,714,925
  70,100   Trigon Healthcare Inc.*............................................................................     2,444,737
  48,200   Women First Healthcare Inc.*.......................................................................       548,275
                                                                                                                ------------
                                                                                                                   5,707,937
                                                                                                                ------------
OTHER INSURANCE--2.41%
 115,100   Ambac Financial Group Inc..........................................................................     6,402,437
                                                                                                                ------------
PUBLISHING--2.00%
 133,700   Consolidated Graphics Inc.*........................................................................     5,314,575
                                                                                                                ------------
RESTAURANTS--4.94%
 138,250   Cheesecake Factory Inc.*...........................................................................     4,147,500
 103,300   Dave & Busters Inc.*...............................................................................     2,698,713
  64,300   Ruby Tuesday Inc...................................................................................     1,350,300

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONCLUDED)
RESTAURANTS--(CONCLUDED)

 152,650   Sonic Corp.*.......................................................................................  $  4,903,881
                                                                                                                ------------
                                                                                                                  13,100,394
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--0.07%
  12,700   Freedom Securities Corp............................................................................       190,500
                                                                                                                ------------
SEMICONDUCTOR--10.93%
 117,200   Applied Micro Circuits Corp.*......................................................................    11,016,800
  22,400   Hi/Fn Inc.*(1).....................................................................................     2,167,200
 128,300   Micrel Inc.*(1)....................................................................................    10,135,700
  72,600   PMC Sierra Inc.*(1)................................................................................     5,680,950
                                                                                                                ------------
                                                                                                                  29,000,650
                                                                                                                ------------
SPECIALTY RETAIL--12.86%
 125,850   Dollar Tree Stores Inc.*...........................................................................     5,325,028
 136,600   Duane Reade Inc.*(1)...............................................................................     4,337,050
 136,500   Linens 'N Things Inc.*.............................................................................     6,313,125

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

SPECIALTY RETAIL--(CONCLUDED)

  64,400   O'Reilly Automotive Inc.*..........................................................................  $  2,745,050
 152,100   Profit Recovery Group
             International Inc.*..............................................................................     7,833,150
 262,075   Staples Inc.*......................................................................................     7,567,416
                                                                                                                ------------
                                                                                                                  34,120,819
                                                                                                                ------------
UTILITIES--1.31%
 130,900   Waste Connections Inc.*............................................................................     3,468,850
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--6.71%
  79,500   Concord Communications Inc.*.......................................................................     3,259,500
  88,100   Nextlink Communications Inc.*(1)...................................................................     9,878,212
 189,300   Pinnacle Holdings Inc.*............................................................................     4,673,344
                                                                                                                ------------
                                                                                                                  17,811,056
                                                                                                                ------------
Total Common Stocks (cost--$162,878,743)......................................................................   246,235,078
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--7.20%
$ 19,111   Repurchase Agreement dated 07/30/99 with State Street Bank &
             Trust Co., collateralized by $11,323,568 U.S. Treasury
             Notes, 5.75% due 08/15/03 (value--$11,535,886); and by
             $7,663,504 U.S. Treasury Notes, 6.25% due 02/15/03
             (value--$7,960,465); proceeds: $19,117,768
             (cost--$19,111,000).......................................        08/02/99             4.250%        19,111,000
                                                                                                                ------------
Total Investments (cost--$181,989,743)--99.98%.........................                                          265,346,078
Other assets in excess of liabilities--0.02%...........................                                               59,383
                                                                                                                ------------
Net Assets--100.00%....................................................                                         $265,405,461
                                                                                                                ------------
                                                                                                                ------------

-----------------

*      Non-Income producing security.
(1)    Security, or a portion thereof, was on loan at July 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
COMMON STOCKS--94.16%
AUSTRALIA--3.05%
LEISURE & ENTERTAINMENT--0.69%
        214,010    TABCORP Holdings Ltd............................................................    $     1,466,573
                                                                                                       ---------------
MEDIA--0.68%
        163,000    News Corporation Ltd............................................................          1,446,794
                                                                                                       ---------------
METALS & MINING--0.45%
        430,000    North Ltd.......................................................................            968,206
                                                                                                       ---------------
RETAIL--0.50%
        298,000    Woolworths Ltd..................................................................          1,079,029
                                                                                                       ---------------
TELECOMMUNICATIONS--SERVICES--0.73%
        286,200    Telstra Corp....................................................................          1,567,155
                                                                                                       ---------------
Total Australia Common Stocks......................................................................          6,527,757
                                                                                                       ---------------
BRAZIL--0.72%
METALS & MINING--0.29%
         31,000    Companhia Vale do Rio Doce ADR..................................................            608,685
                                                                                                       ---------------
OIL & GAS--0.43%
         65,000    Petroleo Brasileiro S.A. ADR....................................................            925,210
                                                                                                       ---------------
Total Brazil Common Stocks.........................................................................          1,533,895
                                                                                                       ---------------
EGYPT--0.07%
CONSTRUCTION--0.07%
         11,000    Suez Cement Co. S.A. GDR**......................................................            157,300
                                                                                                       ---------------
FINLAND--1.49%
TELECOMMUNICATIONS--1.49%
         36,817    Nokia Corp......................................................................          3,190,334
                                                                                                       ---------------
FRANCE--11.66%
AUTO & TRUCK--0.62%
         17,641    Valeo S.A.......................................................................          1,334,275
                                                                                                       ---------------
AUTOMOTIVE--1.03%
         12,770    Peugeot S.A.....................................................................          2,199,477
                                                                                                       ---------------
BANKS--1.68%
         19,169    Societe Generale(1).............................................................          3,601,029
                                                                                                       ---------------
COMPUTER SOFTWARE & SERVICES--1.29%
         16,230    Cap Gemini S.A.(1)..............................................................          2,760,694
                                                                                                       ---------------
CONSTRUCTION--1.19%
         14,046    Cie de Saint-Gobain.............................................................          2,546,977
                                                                                                       ---------------
ENTERTAINMENT--1.26%
         11,364    Accor...........................................................................          2,704,979
                                                                                                       ---------------
FINANCE--1.39%
         25,306    AXA.............................................................................          2,964,424
                                                                                                       ---------------
OIL & GAS--1.40%
         23,521    Total S.A. (Class B)(1).........................................................          2,994,370
                                                                                                       ---------------

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

FRANCE--(CONCLUDED)

UTILITIES--1.80%
         49,046    Vivendi.........................................................................    $     3,853,879
                                                                                                       ---------------
Total France Common Stocks.........................................................................         24,960,104
                                                                                                       ---------------
GERMANY--7.29%
BANKS--0.87%
         32,969    Bayer Vereinsbank AG............................................................          1,876,377
                                                                                                       ---------------
CHEMICALS--2.29%
         49,069    BASF AG.........................................................................          2,220,497
         63,676    Hoechst AG......................................................................          2,683,952
                                                                                                       ---------------
                                                                                                             4,904,449
                                                                                                       ---------------
COMPUTER SOFTWARE & SERVICES--0.96%
         24,811    Siemens AG......................................................................          2,051,759
                                                                                                       ---------------
ENGINEERING SERVICES--1.71%
         24,065    Mannesmann AG...................................................................          3,658,328
                                                                                                       ---------------
METALS & MINING--0.59%
         21,829    Preussag AG.....................................................................          1,263,379
                                                                                                       ---------------
RETAIL--0.87%
         33,911    Metro AG........................................................................          1,857,433
                                                                                                       ---------------
Total Germany Common Stocks........................................................................         15,611,725
                                                                                                       ---------------
GREECE--0.16%
BANKS--0.02%
            537    Alpha Credit Bank...............................................................             38,807
                                                                                                       ---------------
TELECOMMUNICATIONS--0.14%
         14,600    Hellenic Telecommunications.....................................................            307,217
                                                                                                       ---------------
Total Greece Common Stocks.........................................................................            346,024
                                                                                                       ---------------
HONG KONG--3.72%
BANKS--0.66%
        275,500    Dao Heng Bank Group.............................................................          1,402,063
                                                                                                       ---------------
FINANCE--0.86%
      1,000,000    China Everbright Pacific Ltd....................................................            805,247
        225,000    Swire Pacific Ltd...............................................................          1,043,599
                                                                                                       ---------------
                                                                                                             1,848,846
                                                                                                       ---------------
REAL ESTATE--1.38%
        136,600    Cheung Kong Holdings Ltd........................................................          1,192,364
         88,000    Henderson Land Developement Company Ltd.........................................            497,732
        480,000    New World Development Ltd.......................................................          1,267,780
                                                                                                       ---------------
                                                                                                             2,957,876
                                                                                                       ---------------
TELECOMMUNICATIONS--SERVICES--0.82%
        743,402    Cable & Wireless HKT Ltd........................................................          1,747,975
                                                                                                       ---------------
Total Hong Kong Common Stocks......................................................................          7,956,760
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

COMMON STOCKS--(CONTINUED)

HUNGARY--0.19%
OIL EQUIPMENT & SERVICES--0.19%
         15,000    Mol Magyar Olaj-es Gazipari GDR**...............................................    $       406,950
                                                                                                       ---------------
INDONESIA--0.50%
TELECOMMUNICATIONS--0.50%
        112,360    Perusahaan Persero Part Telekomunikiasi ADR(1)..................................          1,067,420
                                                                                                       ---------------
IRELAND--0.80%
BANKS--0.80%
        177,774    Bank of Ireland.................................................................          1,702,135
                                                                                                       ---------------
ISRAEL--0.22%
ELECTRONICS--0.22%
          8,900    Orbotech Ltd.*..................................................................            473,925
                                                                                                       ---------------
ITALY--2.81%
BANKS--1.16%
        194,466    San Paolo - IMI SPA.............................................................          2,467,351
                                                                                                       ---------------
COMPUTERS--1.22%
        190,484    Tecnost SPA.....................................................................            472,769
        216,193    Telecom Italia SPA..............................................................          2,139,371
                                                                                                       ---------------
                                                                                                             2,612,140
                                                                                                       ---------------
TELECOMMUNICATIONS--0.43%
        159,813    Telecom Italia Mobilare.........................................................            924,937
                                                                                                       ---------------
Total Italy Common Stocks..........................................................................          6,004,428
                                                                                                       ---------------
JAPAN--27.45%
AUTO MANUFACTURER--0.83%
         41,000    Honda Motor Company Ltd.........................................................          1,777,400
                                                                                                       ---------------
AUTO PARTS--1.08%
         75,000    Bridgestone Corp................................................................          2,309,303
                                                                                                       ---------------
BASIC INDUSTRIES--1.48%
         87,000    Shin Etsu Chemical Company Ltd..................................................          3,156,875
                                                                                                       ---------------
CAPITAL GOODS--7.55%
         91,000    Canon Inc.......................................................................          2,881,329
        258,000    Hitachi Ltd.(1).................................................................          2,599,241
         12,800    Mabuchi Motor Co................................................................          1,277,265
         14,000    Riso Kagaku Corp.(1)............................................................            787,649
         24,000    Rohm Company Ltd................................................................          4,494,570
         32,400    Sony Corp.(1)...................................................................          4,123,302
                                                                                                       ---------------
                                                                                                            16,163,356
                                                                                                       ---------------
CHEMICALS--2.53%
        220,000    Asahi Chemical Industries.......................................................          1,103,406
        106,000    Kao Corp........................................................................          2,949,452
        145,000    Sumitomo Bakelite Company Ltd.(1)...............................................          1,365,956
                                                                                                       ---------------
                                                                                                             5,418,814
                                                                                                       ---------------
COMPUTERS--1.88%
            260    NTT Mobile Communication(1).....................................................          4,018,666
                                                                                                       ---------------
   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

JAPAN--(CONCLUDED)

CONSUMER DURABLES--3.99%
         30,000    Ito Yokado Company Ltd..........................................................    $     2,041,083
        108,000    Marui Company Ltd...............................................................          1,665,524
         24,000    Secom Company Ltd...............................................................          2,844,956
         51,000    Taisho Pharmaceutical Co........................................................          1,979,589
                                                                                                       ---------------
                                                                                                             8,531,152
                                                                                                       ---------------
CONSUMER GOODS--0.45%
         19,000    Familymart Co...................................................................            969,515
                                                                                                       ---------------
ELECTRICAL EQUIPMENT--1.82%
        130,000    Fujitsu(1)......................................................................          3,900,737
                                                                                                       ---------------
ENGINEERING--0.30%
        240,000    Kubota Corp.....................................................................            651,053
                                                                                                       ---------------
ENTERTAINMENT--0.56%
         31,000    Fuji Photo Film Company Ltd.....................................................          1,192,464
                                                                                                       ---------------
FINANCE--0.56%
         18,000    Promise Company Ltd.............................................................          1,193,249
                                                                                                       ---------------
FOREST PRODUCTS--1.20%
        214,000    Toppan Printing Co..............................................................          2,557,285
                                                                                                       ---------------
HEALTHCARE--1.77%
         82,000    Yamanouchi Pharmaceutical Co.(1)................................................          3,797,985
                                                                                                       ---------------
INSURANCE--0.42%
        170,000    Mitsui Marine & Fire............................................................            908,980
                                                                                                       ---------------
SERVICES--0.43%
          7,400    Benesse Corp....................................................................            928,832
                                                                                                       ---------------
TOBACCO--0.60%
            107    Japan Tobacco Inc...............................................................          1,287,976
                                                                                                       ---------------
Total Japan Common Stocks..........................................................................         58,763,642
                                                                                                       ---------------
KOREA--0.91%
FINANCE--0.23%
         28,010    Shinhan Bank GDR*...............................................................            494,376
                                                                                                       ---------------
TELECOMMUNICATIONS--SERVICES--0.68%
         39,420    Korea Telecom Corp. ADR*........................................................          1,451,149
                                                                                                       ---------------
Total Korea Common Stocks..........................................................................          1,945,525
                                                                                                       ---------------
MEXICO--1.50%
CONSTRUCTION--0.25%
        121,500    Cemex S.A. Series B.............................................................            523,651
                                                                                                       ---------------
DIVERSIFIED INDUSTRIES--0.16%
         16,200    Desc S.A. ADR...................................................................            345,263
                                                                                                       ---------------
MEDIA--0.39%
         22,000    Grupo Televisa S.A. de C.V. ADR*................................................            841,500
                                                                                                       ---------------
RETAIL--0.29%
        336,000    Cifra S.A. de C.V. Series V*....................................................            622,156
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)

UTILITIES--0.41%
         11,700    Telefonos de Mexico, S.A. de C.V. ADR...........................................    $       883,350
                                                                                                       ---------------
Total Mexico Common Stocks.........................................................................          3,215,920
                                                                                                       ---------------
NETHERLANDS--3.84%
FINANCE--1.18%
         49,403    ING Groep NV....................................................................          2,526,294
                                                                                                       ---------------
MEDIA--0.50%
         29,292    Wolters Kluwer NV...............................................................          1,068,578
                                                                                                       ---------------
PUBLISHING--0.99%
         57,727    VNU NV..........................................................................          2,112,067
                                                                                                       ---------------
RETAIL--1.17%
         71,921    Ahold NV........................................................................          2,508,280
                                                                                                       ---------------
Total Netherlands Common Stocks....................................................................          8,215,219
                                                                                                       ---------------
POLAND--0.13%
FINANCIAL SERVICES--0.13%
         17,000    Bank Handlowy W Warszawie S.A. GDR**............................................            266,900
                                                                                                       ---------------
SINGAPORE--1.87%
FINANCE--0.59%
        152,000    Overseas Chinese Banking Corp...................................................          1,273,819
                                                                                                       ---------------
REAL ESTATE--0.62%
        190,000    City Development Ltd............................................................          1,321,248
                                                                                                       ---------------
TELECOMMUNICATIONS--SERVICES--0.28%
        348,000    Singapore Telecommunications, Ltd.(1)...........................................            593,616
                                                                                                       ---------------
TRANSPORTATION--0.38%
         86,000    Singapore Airlines..............................................................            807,608
                                                                                                       ---------------
Total Singapore Common Stocks......................................................................          3,996,291
                                                                                                       ---------------
SOUTH AFRICA--0.14%
FINANCE--0.14%
         14,200    Nedcor Ltd......................................................................            306,927
                                                                                                       ---------------
SPAIN--3.45%
BANKS--2.16%
        105,125    Argentaria Corp. BC S.A.........................................................          2,315,608
        233,122    Banco Santander Central Hispanormer.............................................          2,306,894
                                                                                                       ---------------
                                                                                                             4,622,502
                                                                                                       ---------------
TELECOMMUNICATIONS--1.29%
        172,794    Telefonica S.A..................................................................          2,763,583
                                                                                                       ---------------
Total Spain Common Stocks..........................................................................          7,386,085
                                                                                                       ---------------
   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

SWEDEN--2.05%
BANKS--0.89%
        120,000    Forenings Sparbanken AB.........................................................    $     1,907,384
                                                                                                       ---------------
TELECOMMUNICATIONS--EQUIPMENT--1.16%
         76,000    Ericsson LM B Shares............................................................          2,476,188
                                                                                                       ---------------
Total Sweden Common Stocks.........................................................................          4,383,572
                                                                                                       ---------------
SWITZERLAND--3.86%
CHEMICALS--0.62%
          2,759    Clariant AG.....................................................................          1,323,935
                                                                                                       ---------------
CONSUMER DURABLES--1.29%
          1,910    Novartis AG.....................................................................          2,757,282
                                                                                                       ---------------
MEDICAL PROVIDERS--1.18%
            230    Roche Holdings AG...............................................................          2,541,854
                                                                                                       ---------------
UTILITIES--0.77%
          4,600    Swisscom AG.....................................................................          1,643,187
                                                                                                       ---------------
Total Switzerland Common Stocks....................................................................          8,266,258
                                                                                                       ---------------
UNITED KINGDOM--15.24%
BANKS--1.76%
        121,000    Lloyds TSB Group PLC............................................................          1,579,624
         60,000    National Westminster Bank PLC...................................................          1,182,463
         47,831    Royal Bank of Scotland Group PLC................................................          1,000,005
                                                                                                       ---------------
                                                                                                             3,762,092
                                                                                                       ---------------
CONSUMER PRODUCTS--0.77%
         78,000    Vodafone Group PLC..............................................................          1,638,170
                                                                                                       ---------------
DIVERSIFIED INDUSTRIES--.65%
         94,000    General Electric PLC............................................................            943,783
        109,071    Wassall PLC.....................................................................            438,393
                                                                                                       ---------------
                                                                                                             1,382,176
                                                                                                       ---------------
ENGINEERING SERVICES--1.77%
         95,000    GKN PLC.........................................................................          1,624,348
         90,000    McKechnie PLC...................................................................            725,669
        102,771    Smiths Industries PLC...........................................................          1,444,084
                                                                                                       ---------------
                                                                                                             3,794,101
                                                                                                       ---------------
INSURANCE--0.43%
         75,500    Allied Zurich...................................................................            923,228
                                                                                                       ---------------
INSURANCE & RELATED SERVICES--0.35%
        310,000    Legal & General Group PLC.......................................................            751,114
                                                                                                       ---------------
LEISURE & ENTERTAINMENT--0.75%
        406,000    Hilton Group PLC................................................................          1,600,596
                                                                                                       ---------------
MANUFACTURING--0.63%
        139,678    Unilever PLC....................................................................          1,339,016
                                                                                                       ---------------
MEDIA--0.62%
        142,000    British Sky Broadcast...........................................................          1,335,960
                                                                                                       ---------------
METALS & MINING--0.10%
          4,060    Anglo American PLC(1)...........................................................            209,769
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

COMMON STOCKS--(CONCLUDED)
UNITED KINGDOM--(CONTINUED)

OIL & GAS--1.75%
         86,000    British Petroleum...............................................................    $     1,685,107
        264,000    LASMO PLC.......................................................................            710,256
        166,000    Shell Transportation & Trading Co...............................................          1,353,253
                                                                                                       ---------------
                                                                                                             3,748,616
                                                                                                       ---------------
PHARMACEUTICAL--2.24%
         80,000    Glaxo Wellcome PLC..............................................................          2,065,422
        119,000    Smithkline Beecham..............................................................          1,469,619
         34,000    AstraZeneca Group PLC...........................................................          1,267,388
                                                                                                       ---------------
                                                                                                             4,802,429
                                                                                                       ---------------
REAL ESTATE--0.75%
        120,000    Land Securities PLC.............................................................          1,614,218
                                                                                                       ---------------
RESTAURANTS--0.57%
        119,000    Scottish & Newcastle PLC........................................................          1,224,683
                                                                                                       ---------------
RETAIL--0.33%
        115,000    Marks & Spencer PLC.............................................................            709,178
                                                                                                       ---------------
TELECOMMUNICATIONS--1.18%
         57,000    British Telecommunications PLC..................................................            988,465
        126,000    Cable & Wireless PLC............................................................          1,541,773
                                                                                                       ---------------
                                                                                                             2,530,238
                                                                                                       ---------------
   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------

UNITED KINGDOM--(CONCLUDED)

UTILITIES--0.59%
        151,000    Scottish Power PLC..............................................................    $     1,259,359
                                                                                                       ---------------
Total United Kingdom Common Stocks.................................................................         32,624,943
                                                                                                       ---------------
UNITED STATES--1.04%
ELECTRONICS--0.38%
         46,800    Synnex Technology International Corp. GDR.......................................            802,620
                                                                                                       ---------------
FOOD, BEVERAGE & TOBACCO--0.66%
         47,700    ITC Ltd. GDR....................................................................          1,411,920
                                                                                                       ---------------
Total United States Common Stocks..................................................................          2,214,540
                                                                                                       ---------------
Total Common Stocks (cost--$178,287,301)...........................................................        201,524,579
                                                                                                       ---------------
PREFERRED STOCKS--0.51%
JAPAN--0.51%
BANKS--0.51%
    126,000,000    Sanwa International Finance
                     (cost--$1,034,157)............................................................          1,082,559
                                                                                                       ---------------

PRINCIPAL
  AMOUNT                                                                               MATURITY    INTEREST
  (000)#                                                                                DATES       RATES
----------                                                                           ------------  -------

CONVERTIBLE BONDS--0.44%
JAPAN--0.44%
BANKS--0.44%
   152,000  TB Finance Ltd. (cost--$969,028).......................................    10/01/04    2.750%         944,655
                                                                                                             ------------

REPURCHASE AGREEMENT--4.71%
$   10,088  Repurchase Agreement dated 07/30/99 with State Street Bank & Trust Co., collateralized by $5,977,299 U.S. Treasury Notes, 5.75% due 08/15/03
              (value--$6,089,373); and by $4,045,284 U.S. Treasury Notes, 6.25% due
              02/15/03 (value--$4,202,039); proceeds: $10,091,573
              (cost--$10,088,000)..................................................    08/02/99    4.250       10,088,000
                                                                                                             ------------
Total Investments (cost--$190,378,486)--99.82%.....................................                           213,639,793
                                                                                                                  376,707
Other assets in excess of liabilities--0.18%.......................................
                                                                                                             ------------
Net Assets--100.00%................................................................                          $214,016,500
                                                                                                             ------------
                                                                                                             ------------

---------------

#      In local currency unless otherwise indicated.
*      Non-income producing security.
** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR    American Depositary Receipt.
GDR    Global Depositary Receipt.
(1)    Security, or portion thereof, was on loan at July 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--88.54%
ARGENTINA--1.87%
ALCOHOLIC BEVERAGES--0.30%
         25,300    Quilmes Industrial Quinsa S.A. ADR.........................................    $       264,069
                                                                                                  ---------------
BANKS--0.26%
         14,100    Banco de Galicia y Buenos Aires S.A. de C.V. ADR (1).......................            229,125
                                                                                                  ---------------
DISTRIBUTORS--0.07%
         25,600    Siderar S.A................................................................             65,818
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--0.37%
         58,347    Perez Companc S.A. Class B.................................................            329,792
                                                                                                  ---------------
OIL & GAS--0.08%
         38,200    Gas Natural Ban Sa Class B.................................................             70,698
                                                                                                  ---------------
TELECOMMUNICATIONS--0.79%
         26,900    Telecom Argentina Stet-Fran Tel S.A. Class B...............................            145,049
         19,000    Telefonica de Argentina S.A. Class B ADR...................................            549,813
                                                                                                  ---------------
                                                                                                          694,862
                                                                                                  ---------------
Total Argentina Common Stocks.................................................................          1,654,364
                                                                                                  ---------------
BOTSWANA--0.23%
BREWERIES, PUBS, & RESTAURANTS--0.23%
        172,000    Sechaba Breweries Ltd. Ord.+...............................................            200,110
                                                                                                  ---------------
BRAZIL--1.57%
ELECTRICITY--0.64%
     23,770,000    Centrais Electricas Brasilieras S.A. (Electrobras).........................            386,778
      2,758,000    Companhia Paulista de Forca e Luz Com NPV..................................            180,372
                                                                                                  ---------------
                                                                                                          567,150
                                                                                                  ---------------
FOOD STORES--0.30%
         16,100    Companhia Brasileira De Distr..............................................            267,663
                                                                                                  ---------------
MEDIA--0.17%
          8,000    Aracruz Celulose S.A. ADR..................................................            152,000
                                                                                                  ---------------
TELECOMMUNICATIONS--0.46%
         17,000    Embratel Participacoes S.A. ADR............................................            183,812
         13,500    Tele Norte Leste Participacoes.............................................            221,062
          5,000    Telecomunicacoes Brasileiras S.A. (Telebras) ADR...........................                313
                                                                                                  ---------------
                                                                                                          405,187
                                                                                                  ---------------
Total Brazil Common Stocks....................................................................          1,392,000
                                                                                                  ---------------
CHILE--2.69%
ALCOHOLIC BEVERAGES--0.10%
          2,400    Vina Concha Y Toro S.A. ADR................................................             88,050
                                                                                                  ---------------
BANKS--0.36%
          6,100    Banco Santiago.............................................................            130,388
         12,500    Banco Santander Chile Series A ADR.........................................            187,500
                                                                                                  ---------------
                                                                                                          317,888
                                                                                                  ---------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

CHILE--(CONCLUDED)

BREWERIES, PUBS, & RESTAURANTS--0.32%
          5,900    Compania Cervecerias Unidas S.A. ADS.......................................    $       154,506
          9,600    Embotelladora Andina Sa ADS................................................            129,600
                                                                                                  ---------------
                                                                                                          284,106
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--0.19%
         17,000    Quinenco S.A. ADR..........................................................            167,875
                                                                                                  ---------------
ELECTRICITY--0.69%
         17,500    Chilectra ADR..............................................................            356,836
         10,700    Empresa Nacional De Elec...................................................            125,056
          5,518    Enersis S.A. ADR...........................................................            128,638
                                                                                                  ---------------
                                                                                                          610,530
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.23%
          6,600    Sociedad Quimica Y Minera de Chile S.A. Series B ADR.......................            202,537
                                                                                                  ---------------
RETAILERS, FOOD--0.32%
         16,900    Distribucion y Servicio D&S ADS............................................            283,075
                                                                                                  ---------------
TELECOMMUNICATIONS--0.48%
         16,850    Compania de Telecomunicaciones de Chile S.A. ADR (1).......................            429,675
                                                                                                  ---------------
Total Chile Common Stocks.....................................................................          2,383,736
                                                                                                  ---------------
CHINA--0.62%
COMMERCE/INDUSTRIAL--0.30%
        132,000    Beijing Enterprise.........................................................            261,905
                                                                                                  ---------------
ELECTRICITY & GAS--0.32%
         22,800    Huaneng Power International, Inc. ADR......................................            283,575
                                                                                                  ---------------
Total China Common Stocks.....................................................................            545,480
                                                                                                  ---------------
CROATIA--0.29%
HEALTH/PERSONAL CARE--0.29%
         18,550    Pliva D.D. GDR*............................................................            259,700
                                                                                                  ---------------
CZECH REPUBLIC--1.07%
BANKS--0.26%
         23,700    Ceska Sporitelna*..........................................................            111,390
         14,260    Komercni Banka A S.........................................................            119,071
                                                                                                  ---------------
                                                                                                          230,461
                                                                                                  ---------------
UTILITIES--0.81%
          8,550    Ceske Energeticke Zavody A.S.*.............................................             18,768
          2,380    Ceske Radiomunikace A.S.*..................................................             85,680
         34,470    SPT Telecom A.S. (Reg) S*..................................................            615,329
                                                                                                  ---------------
                                                                                                          719,777
                                                                                                  ---------------
Total Czech Republic Common Stocks............................................................            950,238
                                                                                                  ---------------
EGYPT--0.32%
OTHER FINANCIAL--0.07%
          6,160    Efg Hermes Holding S A E GDS...............................................             65,296
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)
EGYPT--(CONCLUDED)

RETAILERS, GENERAL--0.25%
         11,360    Oriental Weavers C.........................................................    $       216,571
                                                                                                  ---------------
Total Egypt Common Stocks.....................................................................            281,867
                                                                                                  ---------------
GREECE--4.21%
BANKS--1.50%
         14,351    Alpha Credit Bank..........................................................          1,037,103
          4,154    National Bank of Greece*...................................................            290,910
                                                                                                  ---------------
                                                                                                        1,328,013
                                                                                                  ---------------
BEVERAGE/TOBACCO MANUFACTURING--0.55%
         21,060    Hellenic Bottling Company S.A..............................................            484,695
                                                                                                  ---------------
COMMUNICATIONS--0.26%
         10,180    Stet Hellas Telecommunications*............................................            227,778
                                                                                                  ---------------
CONSTRUCTION/BUILDING MATERIALS--0.57%
          5,000    Titan Cement Company S.A...................................................            501,397
                                                                                                  ---------------
FOOD/GROCERY PRODUCTS--0.27%
          8,700    Chipita....................................................................            241,134
                                                                                                  ---------------
UTILITIES--1.06%
         44,736    Hellenic Telecom Organization..............................................            941,346
                                                                                                  ---------------
Total Greece Common Stocks....................................................................          3,724,363
                                                                                                  ---------------
HONG KONG--1.92%
COMMERCE/INDUSTRIAL--0.24%
        824,000    Beijing Datang Power Generation Company Ltd. 'H' Share.....................            214,981
                                                                                                  ---------------
COMMUNICATIONS--0.39%
        115,000    China Telecom Hong Kong Ltd.*..............................................            343,744
                                                                                                  ---------------
GLASS & CERAMICS--0.35%
        396,000    China Merchants Holdings Intl..............................................            313,775
                                                                                                  ---------------
REAL ESTATE--0.62%
        141,000    China Resources Enterprises Ltd............................................            219,813
        170,000    New World China*...........................................................            156,604
        108,000    New World Infrastructure*..................................................            167,672
                                                                                                  ---------------
                                                                                                          544,089
                                                                                                  ---------------
SHIPPING--0.26%
        250,000    Cosco Pacific Ltd. Ord.....................................................            225,469
                                                                                                  ---------------
TRANSPORTATION EQUIPMENT--0.06%
        307,000    Zhejiang Expressway Co. Ltd. 'H' Shares....................................             54,189
                                                                                                  ---------------
Total Hong Kong Common Stocks.................................................................          1,696,247
                                                                                                  ---------------
HUNGARY--1.65%
BANKS--0.31%
          6,200    OTP Bank GDR...............................................................            274,350
                                                                                                  ---------------
OIL--0.53%
         17,360    Magyar Olaj-Es Gazipare Reszvnytaras Ag. Series 'A'........................            464,380
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

HUNGARY--(CONCLUDED)

UTILITIES--0.81%
         23,480    Matav RT ADS Series 'B' (1)................................................    $       716,140
                                                                                                  ---------------
Total Hungary Common Stocks...................................................................          1,454,870
                                                                                                  ---------------
INDIA--8.54%
AUTO COMPONENTS--0.25%
         40,000    Tata Eng & Loco Con........................................................            221,361
                                                                                                  ---------------
BANKS/RETAIL--0.41%
         64,000    State Bank of India Ord....................................................            362,445
                                                                                                  ---------------
CONSTRUCTION/BUILDING MATERIALS--0.91%
        169,250    Associated Cement Co.......................................................            805,006
                                                                                                  ---------------
ELECTRICITY--0.00%
             50    Bses.......................................................................                178
                                                                                                  ---------------
ELECTRICITY & GAS--0.11%
         52,000    Tata Power Company.........................................................             94,764
                                                                                                  ---------------
ENGINEERING VEHICLES--0.40%
         31,000    Bajaj Auto Ltd.............................................................            351,119
                                                                                                  ---------------
HOUSEHOLD GOODS & TEXTILES--2.20%
         21,200    Hindustan Lever Ltd........................................................          1,335,576
        150,000    Reliance Industries Ltd....................................................            615,571
                                                                                                  ---------------
                                                                                                        1,951,147
                                                                                                  ---------------
OIL & GAS--0.82%
         72,000    Bharat Heavy Elect.........................................................            425,191
         30,000    Castrol India Ltd..........................................................            298,408
                                                                                                  ---------------
                                                                                                          723,599
                                                                                                  ---------------
OIL, INTEGRATED--0.55%
         53,000    Bharat Petrol Corporation Ltd..............................................            313,599
         30,000    Hindustan Petroleum Corp. Ltd..............................................            171,972
                                                                                                  ---------------
                                                                                                          485,571
                                                                                                  ---------------
PHARMACEUTICALS--0.40%
         17,000    Dr Reddys Labs.............................................................            354,059
            100    Ranbaxy Laboratories Ltd...................................................              2,041
                                                                                                  ---------------
                                                                                                          356,100
                                                                                                  ---------------
SUPPORT SERVICES--0.87%
         15,300    Niit.......................................................................            766,129
                                                                                                  ---------------
TELECOMMUNICATIONS--0.64%
         93,000    Mahanagar Tele Nigam.......................................................            446,228
          5,000    Videsh Sanchar Nigam Ltd...................................................            123,414
                                                                                                  ---------------
                                                                                                          569,642
                                                                                                  ---------------
TOBACCO--0.98%
         38,000    ITC Ltd....................................................................            869,661
                                                                                                  ---------------
TRANSPORTATION--0.00%
            300    Great Eastern Shipping Co..................................................                152
                                                                                                  ---------------
Total India Common Stocks.....................................................................          7,556,874
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)

INDONESIA--2.60%
BANKS--0.31%
      9,245,000    P.T. Bank Internasional Indonesia..........................................    $       270,322
                                                                                                  ---------------
FOODS--0.90%
        151,000    H M Sampoerna..............................................................            368,669
        353,000    P.T. Indofoods Sukses Makmur...............................................            428,348
                                                                                                  ---------------
                                                                                                          797,017
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING--0.50%
        160,000    P.T. Gudang Garam..........................................................            444,444
                                                                                                  ---------------
TELECOMMUNICATIONS--0.76%
         55,000    P.T. Indosat...............................................................             91,667
      1,297,620    P.T. Telekomunikasi Indonesia..............................................            583,360
                                                                                                  ---------------
                                                                                                          675,027
                                                                                                  ---------------
TRANSPORTATION EQUIPMENT--0.13%
        246,000    Astra Intl.................................................................            115,987
                                                                                                  ---------------
Total Indonesia Common Stocks.................................................................          2,302,797
                                                                                                  ---------------
ISRAEL--3.81%
BANKS--1.43%
        266,500    Bank Hapoalim B.M..........................................................            671,593
        336,320    BkLeumiLe-Israel B.M.......................................................            590,368
                                                                                                  ---------------
                                                                                                        1,261,961
                                                                                                  ---------------
PHARMACEUTICALS--0.60%
         11,500    Teva Pharmaceutical Industries Ltd., ADR...................................            533,313
                                                                                                  ---------------
RETAIL TRADE--0.47%
        147,340    Super-sol Ltd..............................................................            415,591
                                                                                                  ---------------
RETAILERS, FOOD--0.33%
         18,134    Blue Square-Israel Ltd ADS.................................................            290,144
                                                                                                  ---------------
TELECOMMUNICATIONS--0.65%
         16,980    ECI Telecommunications Ltd. (1)............................................            576,259
                                                                                                  ---------------
UTILITIES--0.33%
         76,300    BEZEQ-Israeli Telec........................................................            291,722
                                                                                                  ---------------
Total Israel Common Stocks....................................................................          3,368,990
                                                                                                  ---------------
KOREA--14.36%
BANKS--0.36%
         62,000    Korea Exchange Bank........................................................            321,978
                                                                                                  ---------------
CHEMICALS--1.01%
         37,000    Hanwha Chemical............................................................            276,693
         20,339    L.G. Chemicals.............................................................            616,845
                                                                                                  ---------------
                                                                                                          893,538
                                                                                                  ---------------
COMMUNICATIONS--0.37%
          8,900    Korea Telecom..............................................................            327,631
                                                                                                  ---------------
ELECTRICAL APPLIANCES--6.60%
         37,208    Samsung Electronics Co.....................................................          5,843,217
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

KOREA--(CONCLUDED)

ELECTRICITY & GAS--2.58%
         64,220    Korea Electric Power Corp..................................................    $     2,289,188
                                                                                                  ---------------
FINANCIAL--1.77%
         50,506    Kookmin Bank...............................................................            763,780
         87,500    Shinhan Bank...............................................................            799,751
                                                                                                  ---------------
                                                                                                        1,563,531
                                                                                                  ---------------
IRON & STEEL--0.62%
          4,450    Pohang Iron & Steel Co. Ltd................................................            547,237
                                                                                                  ---------------
OIL--0.34%
         11,774    Yukong Ltd.-SK Corporation.................................................            300,342
                                                                                                  ---------------
SECURITIES--0.37%
         16,020    Daewoo Securities..........................................................            324,793
                                                                                                  ---------------
SHIPPING--0.34%
         19,000    Hyundai Merch Marine.......................................................            299,959
                                                                                                  ---------------
Total Korea Common Stocks.....................................................................         12,711,414
                                                                                                  ---------------
MALAYSIA--0.35%
ELECTRICITY & GAS--0.18%
         79,000    Tenaga Nasional Berhad.....................................................            163,717
                                                                                                  ---------------
SERVICES--0.17%
         30,000    Resorts World Berhad.......................................................             64,658
         40,000    Tanjong PLC................................................................             83,842
                                                                                                  ---------------
                                                                                                          148,500
                                                                                                  ---------------
Total Malaysia Common Stocks..................................................................            312,217
                                                                                                  ---------------
MAURITIUS--0.20%
OTHER FINANCIAL--0.20%
        301,000    State Bank of Mauritius....................................................            180,397
                                                                                                  ---------------
MEXICO--11.47%
ALCOHOLIC BEVERAGES--0.63%
        201,500    Grupo Modelo Sa De CV......................................................            557,518
                                                                                                  ---------------
BANKS/RETAIL--0.67%
        272,500    Grupo Financiero Banamex Accival Series B*.................................            588,672
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.82%
        211,600    Fomento Economico Mexica S.A. de C.V. Series B and 4 Units Series D*.......            728,452
                                                                                                  ---------------
BUILDING MATERIALS & MERCHANTS--0.83%
        172,461    Cemex S.A. NPV (CPO).......................................................            737,781
                                                                                                  ---------------
CONSTRUCTION--0.62%
         64,000    Consorcio ARA S.A. de C.V.*................................................            244,844
         91,500    Grupo Industrial Saltillo, S.A. de C.V.....................................            304,773
                                                                                                  ---------------
                                                                                                          549,617
                                                                                                  ---------------
DIVERSIFIED INDUSTRIES--0.36%
         90,000    Alfa S.A...................................................................            314,622
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)

EXTRACTIVE INDUSTRIES--0.14%
         46,900    Industrias Penoles.........................................................    $       124,774
                                                                                                  ---------------
FOOD, BEVERAGE & TOBACCO--0.07%
         37,000    Grupo Sanborns Sa Cv.......................................................             62,999
                                                                                                  ---------------
FOOD & DRUG RETAILERS--0.15%
         94,000    Grupo Continential.........................................................            135,043
                                                                                                  ---------------
FOOD PRODUCERS--0.54%
        212,120    Grupo Industrial Bimbo S.A. de C.V. Series 'A' NPV.........................            475,165
                                                                                                  ---------------
MEDIA--0.88%
        212,700    Controladora Commercial Mexicana...........................................            181,079
         15,600    Grupo Televisa, S.A. de C.V. GDS (1).......................................            596,700
                                                                                                  ---------------
                                                                                                          777,779
                                                                                                  ---------------
METALS--0.14%
         12,800    Tubos de Acero de Mexico S.A. de C.V. ADR*.................................            127,200
                                                                                                  ---------------
PAPER, PACKAGING & PRINTING--0.66%
        164,750    Kimberly-Clark de Mexico S.A. de C.V.......................................            584,699
                                                                                                  ---------------
RETAILERS, GENERAL--1.33%
        714,000    Cifra S.A. de C.V. Series C*...............................................          1,174,677
                                                                                                  ---------------
TELECOMMUNICATIONS--3.63%
         42,500    Telefonos de Mexico, S.A. de C.V. ADR......................................          3,208,750
                                                                                                  ---------------
Total Mexico Common Stocks....................................................................         10,147,748
                                                                                                  ---------------
PAKISTAN--0.15%
CHEMICALS--0.00%
          2,990    Engro Chemicals Pakistan Ord...............................................              4,338
                                                                                                  ---------------
TELECOMMUNICATIONS--0.15%
        292,000    Pakistan Telecommunications Corp. Ord. A...................................            131,703
                                                                                                  ---------------
Total Pakistan Common Stocks..................................................................            136,041
                                                                                                  ---------------
PERU--1.00%
BANKS/RETAIL--0.14%
        258,024    Banco Continental..........................................................            128,490
                                                                                                  ---------------
ELECTRICITY--0.15%
        200,000    Luz Del Sur S.A. Class B...................................................            134,993
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.21%
         11,600    Compania De Minas Buenaventura S.A. ADS....................................            182,700
                                                                                                  ---------------
TELECOMMUNICATIONS--0.50%
         30,000    Telefonica Del Peru ADS....................................................            440,625
                                                                                                  ---------------
Total Peru Common Stocks......................................................................            886,808
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

PHILIPPINES--2.03%
BANKS--0.27%
         28,000    Metropolitan Bank & Trust Company..........................................    $       238,182
                                                                                                  ---------------
ELECTRICITY & GAS--0.49%
        135,520    Manila Electric Co. Class B................................................            432,960
                                                                                                  ---------------
FOODS--0.27%
        127,050    San Miguel Corporation Class B.............................................            237,600
                                                                                                  ---------------
REAL ESTATE--0.53%
        909,000    Ayala Corp (1).............................................................            283,325
        634,820    Ayala Land Inc. Class B....................................................            181,377
                                                                                                  ---------------
                                                                                                          464,702
                                                                                                  ---------------
TELECOMMUNICATIONS--0.47%
         14,580    Philippine Long Distance Telephone Co......................................            420,358
                                                                                                  ---------------
Total Philippines Common Stocks...............................................................          1,793,802
                                                                                                  ---------------
POLAND--1.53%
BANKS--0.10%
          1,535    Bank Przemslawa-Handlowy S.A...............................................             90,798
                                                                                                  ---------------
DIVERSIFIED HOLDINGS COMPANIES--0.62%
         41,980    Elektrim*..................................................................            550,004
                                                                                                  ---------------
FINANCIAL INSTITUTIONS/SERVICES--0.21%
         11,700    Bank Handlowy W Warszawie S.A..............................................            183,690
                                                                                                  ---------------
METALS & MINING--0.14%
          8,800    Kghm Polska Miedz S.A......................................................            118,800
                                                                                                  ---------------
UTILITIES--0.46%
         60,000    Telekomunika Polska S.A. GDR...............................................            408,000
                                                                                                  ---------------
Total Poland Common Stocks....................................................................          1,351,292
                                                                                                  ---------------
PORTUGAL--0.01%
UTILITIES--0.01%
            165    Portugal Telecom S.A.......................................................              7,308
                                                                                                  ---------------
RUSSIA--1.84%
MACHINERY/ENGINE SERVICES--0.32%
         31,790    Unified Energy System......................................................            278,163
                                                                                                  ---------------
OIL--1.39%
          7,000    Gazprom ADR*...............................................................             75,390
         17,015    Lukoil Holding ADR.........................................................            570,002
         69,090    Surgutneftegaz ADR (1).....................................................            587,265
                                                                                                  ---------------
                                                                                                        1,232,657
                                                                                                  ---------------
OIL, INTEGRATED--0.13%
         35,600    Ao Mosenergo ADR...........................................................            117,836
                                                                                                  ---------------
Total Russia Common Stocks....................................................................          1,628,656
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)

SOUTH AFRICA--8.23%
BANKS/RETAIL--0.63%
        100,873    Amalgamated Bank of South Africa Group Ltd.................................    $       558,996
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.44%
         47,451    South African Breweries Ltd................................................            384,998
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--1.57%
        108,332    Barlow Ltd.................................................................            606,483
        234,275    Malbak Ltd.................................................................            152,065
         61,300    Rembrandt Group Ltd........................................................            460,061
         69,500    Smith C.G..................................................................            173,680
                                                                                                  ---------------
                                                                                                        1,392,289
                                                                                                  ---------------
FINANCIAL SERVICES--0.60%
        488,975    FirstRand Ltd..............................................................            529,244
                                                                                                  ---------------
HOUSEHOLD GOODS & TEXTILES--0.22%
        249,800    Profurn....................................................................            198,624
                                                                                                  ---------------
INSURANCE--0.55%
        423,065    Sanlam Ltd.*...............................................................            490,858
                                                                                                  ---------------
LIFE ASSURANCE--0.44%
         31,920    Liberty Life Assoc.........................................................            385,889
                                                                                                  ---------------
MINING--0.98%
         16,718    Anglo American* (1)........................................................            863,775
                                                                                                  ---------------
OIL EXPLORATION & PRODUCTION--0.85%
        101,260    Sasol Ltd..................................................................            752,569
                                                                                                  ---------------
OTHER FINANCIAL--0.25%
         24,600    Fedsure Holdings Ltd.......................................................            221,150
                                                                                                  ---------------
PAPER, PACKAGING & PRINTING--0.71%
         69,700    Sappi......................................................................            627,724
                                                                                                  ---------------
RETAILERS, GENERAL--0.99%
         57,215    Ellerine Holdings Ltd......................................................            211,684
        124,237    LA Retail Stores Ltd.......................................................            156,241
        600,000    Metro Cash And Carry.......................................................            511,156
                                                                                                  ---------------
                                                                                                          879,081
                                                                                                  ---------------
Total South Africa Common Stocks..............................................................          7,285,197
                                                                                                  ---------------
TAIWAN--9.82%
BANKS--1.55%
        146,738    Bank Sinopac...............................................................             81,471
        368,000    First Bank.................................................................            563,871
        452,000    Hua Nan Bank...............................................................            722,022
                                                                                                  ---------------
                                                                                                        1,367,364
                                                                                                  ---------------
CHEMICALS--0.95%
        240,750    Formosa Plastic............................................................            388,307
        343,216    Nan Ya Plastic.............................................................            452,440
                                                                                                  ---------------
                                                                                                          840,747
                                                                                                  ---------------
COMMERCE/INDUSTRIAL--0.82%
         68,200    Asustek Computer Inc.......................................................            725,577
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

TAIWAN--(CONCLUDED)

ELECTRICAL APPLIANCES--3.66%
        414,000    Acer Inc*..................................................................    $       776,892
          2,214    Advanced Semiconductor*....................................................             33,985
        225,810    Siliconware Precision Industries Co.*......................................            353,704
        592,860    Taiwan Semiconductor Manufacturing Co.*....................................          2,077,952
                                                                                                  ---------------
                                                                                                        3,242,533
                                                                                                  ---------------
INSURANCE--0.98%
        308,200    Cathay Life Insurance*.....................................................            869,919
                                                                                                  ---------------
IRON & STEEL--0.71%
        931,450    China Steel Corp.*.........................................................            632,716
                                                                                                  ---------------
MACHINERY/ENGINE SERVICES--0.25%
         40,600    Hon Hai Precision*.........................................................            217,860
                                                                                                  ---------------
SHIPPING--0.46%
        363,000    Evergreen Marine*..........................................................            403,083
                                                                                                  ---------------
TEXTILES--0.44%
        306,000    Far East Textile...........................................................            391,991
                                                                                                  ---------------
Total Taiwan Common Stocks....................................................................          8,691,790
                                                                                                  ---------------
THAILAND--3.23%
BANKS--0.98%
         72,000    Bangkok Bank Public Co. Ltd.*..............................................            226,421
        192,000    Siam Commercial Bk.........................................................            237,388
        158,000    Thai Farmers Bank Public Company Ltd. (1)..................................            401,317
                                                                                                  ---------------
                                                                                                          865,126
                                                                                                  ---------------
COMMUNICATIONS--0.74%
        145,300    Telecomasia (1)*...........................................................            133,759
        361,700    TelecomAsia Corporation Public Company Ltd. (1)............................            294,085
         96,000    Total Access Communication Public Company Ltd..............................            228,480
                                                                                                  ---------------
                                                                                                          656,324
                                                                                                  ---------------
CONSTRUCTION--0.16%
          6,000    Siam Cement Co.*...........................................................            144,497
                                                                                                  ---------------
ELECTRICITY & GAS--0.53%
        246,500    Electricity Generating Public Company Ltd. (1).............................            467,094
                                                                                                  ---------------
MINING--0.42%
         47,200    PTT Exploration & Production Public Company Ltd............................            370,445
                                                                                                  ---------------
TELECOMMUNICATIONS--0.40%
         29,600    Advanced Info Services Public Company Ltd.*................................            358,016
                                                                                                  ---------------
Total Thailand Common Stocks..................................................................          2,861,502
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONCLUDED)

TURKEY--2.93%
BANKS--1.63%
     48,714,780    Akbank T.A.S...............................................................    $       850,903
     36,332,950    Yapi Ve Kredi Bankasi A.S..................................................            592,321
                                                                                                  ---------------
                                                                                                        1,443,224
                                                                                                  ---------------
FINANCIAL INSTITUTIONS/SERVICES--0.78%
     22,853,345    Haci Omer Sabanci..........................................................            691,912
                                                                                                  ---------------
RETAIL TRADE--0.52%
      1,042,502    Migros Turk T.A.S..........................................................            455,236
                                                                                                  ---------------
Total Turkey Common Stocks....................................................................          2,590,372
                                                                                                  ---------------
Total Common Stocks (cost--$66,405,349).......................................................         78,356,180
                                                                                                  ---------------
PREFERRED STOCKS--6.71%
BRAZIL--6.71%
BANKS/RETAIL--1.71%
     52,660,000    Banco Bradesco S.A.........................................................            253,145
        586,000    Banco Itau S.A.............................................................            286,629
         49,200    Companhia Vale Rio Doce 'A'................................................            973,549
                                                                                                  ---------------
                                                                                                        1,513,323
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.60%
        902,000    Companhia Cervejaria Brahma................................................            527,889
                                                                                                  ---------------
BUILDING MATERIALS & MERCHANTS--0.14%
      1,380,000    Companhia Cimento Portland Itau............................................            120,336
                                                                                                  ---------------
ELECTRICITY--0.86%
     11,310,000    Centrais Electricas Brasileiras S.A. (Electrobras) 'B' Shares..............            192,757
         42,900    Companhia Paranaense de Energia Copel ADR..................................            292,256
      6,941,130    Eletropaulo Metrop.........................................................            280,128
                                                                                                  ---------------
                                                                                                          765,141
                                                                                                  ---------------
ENGINEERING--0.31%
     16,800,000    Cosigua Sid Guanab.........................................................            272,331
                                                                                                  ---------------
OIL EXPLORATION & PRODUCTION--0.73%
      4,513,000    Petrol Brasileiro-Petrobras................................................            648,596
                                                                                                  ---------------
SUPPORT SERVICES--0.39%
     20,191,879    Companhia Energetica de Minas Gerais.......................................            349,887
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

PREFERRED STOCKS--(CONCLUDED)
BRAZIL--(CONCLUDED)
TELECOMMUNICATIONS--1.97%
     48,850,000    Tele Centro Sul Pa.........................................................    $       527,001
      7,436,423    Telecomunicacoes de Sao Paulo S.A. (Telesp)................................            748,215
      1,091,000    Telecomunicacoes do Parana S.A. (Telepar)..................................            182,951
      5,361,423    Telesp Celular S.A.........................................................            281,707
                                                                                                  ---------------
                                                                                                        1,739,874
                                                                                                  ---------------
Total Preferred Stocks (cost--$6,840,001).....................................................          5,937,377
                                                                                                  ---------------

   NUMBER OF
   WARRANTS
---------------

WARRANTS--1.68%
KOREA--1.61%
IRON & STEEL--0.63%
          4,500    Pohang Iron & Steel Co. Ltd................................................            553,365
                                                                                                  ---------------
TELECOMMUNICATIONS--0.98%
            700    SK Telecom.................................................................            872,452
                                                                                                  ---------------
Total Korea Warrants..........................................................................          1,425,817
                                                                                                  ---------------
THAILAND--0.07%
BANKS--0.07%
        127,000    Siam Commercial Bank.......................................................             64,004
                                                                                                  ---------------
Total Warrants (cost--$788,584)...............................................................          1,489,821
                                                                                                  ---------------
   NUMBER OF
    RIGHTS
---------------

RIGHTS--0.00%
TAIWAN--0.00%
COMMERCE/INDUSTRIAL--0.00%
         68,200    Asustek Computer Inc.......................................................                317
                                                                                                  ---------------
Total Rights (cost--$0).......................................................................                317
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                                          MATURITY    INTEREST
  (000)                                                                             DATE       RATE        VALUE
----------                                                                      ------------  -------   ------------
REPURCHASE AGREEMENT--1.71%
$    1,509  Repurchase Agreement dated 07/30/99 with State Street Bank & Trust
              Co., collateralized by $894,107 U.S. Treasury Notes, 5.75% due
              08/15/03 (value--$910,871); and by $605,108 U.S. Treasury Notes,
              6.25% due 02/15/03 (value--$628,556); proceeds: $1,509,534
              (cost--$1,509,000)..............................................    08/02/99    4.250%    $  1,509,000
                                                                                                        ------------
Total Investments (cost--$75,542,934)--98.64%.................................                            87,292,695
                                                                                                           1,204,587
Other assets in excess of liabilities--1.36%..................................
                                                                                                        ------------
Net Assets--100.00%...........................................................                          $ 88,497,282
                                                                                                        ------------
                                                                                                        ------------

---------------

*      Non-income producing security.
+      Illiquid security, representing 0.23% of net assets.
ADR    American Depositary Receipt.
ADS    American Depositary Shares.
GDR    Global Depositary Receipt.
GDS    Global Depositary Shares.
(1)    Security, or a portion thereof, was on loan at July 31, 1999.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                        CONTRACT TO          IN         MATURITY    UNREALIZED
                                                                          DELIVER       EXCHANGE FOR      DATE     DEPRECIATION
                                                                       -------------  ----------------  ---------  -------------
Hong Kong Dollar.....................................................      5,966,000  US$    747,553    01/21/00    $   (16,932)
                                                                                                                   -------------
                                                                                                                   -------------

                See accompanying notes to financial statements.

                      [This page intentionally left blank]

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES                                JULY 31, 1999

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE     STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                           INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          -------------  -------------  -------------  -------------
ASSETS
Investments, at value
  (cost--$47,258,276; $283,877,466;
  $140,267,949; $231,242,796;
  $55,943,407; $105,026,146;
  $328,845,564; $261,873,690;
  $196,524,949; $181,989,743;
  $190,378,486; $75,542,934,
  respectively).........................   $47,258,276   $ 281,213,241  $ 137,273,800  $ 225,607,459
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0, $4,044,000; $42,917,725;
  $204,000; $0; $0, $49,107,490;
  $29,147,100; $8,746,300; $36,453,500;
  $20,245,675; $4,024,284,
  respectively).........................       --            4,044,000     42,917,725        204,000
Cash (including cash denominated in
  foreign currencies)...................       --             --                  455        527,385
Receivable for investments sold.........       --           48,178,658     10,404,301            241
Receivable for shares of beneficial
  interest sold.........................       319,734         191,287        198,619        221,588
Unrealized appreciation of forward
  foreign currency contracts............       --             --             --             --
Dividends and interest receivable.......       228,515       1,787,898      1,767,577      1,767,031
Receivable from investment adviser......         7,100        --             --             --
Deferred organizational expenses........        20,057          20,057         20,057         20,057
Other assets............................        68,952          38,722         30,718         20,034
                                          -------------  -------------  -------------  -------------
Total assets............................    47,902,634     335,473,863    192,613,252    228,367,795
                                          -------------  -------------  -------------  -------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................       513,875         259,989        209,929        113,082
Dividends payable to shareholders.......       101,558        --             --             --
Payable for investments purchased.......       --          138,593,842     10,284,696      5,346,037
Payable for cash collateral for
  securities loaned.....................       --            4,044,000     42,917,725        204,000
Payable to custodian....................         6,014         635,567       --             --
Unrealized depreciation of forward
  foreign currency contracts............       --             --             --               32,808
Outstanding options written, at value
  (premium received--$120,856)..........       --             --             --               56,359
Variation margin payable................       --             --             --              187,235
Payable to investment adviser...........       --              107,225         72,518        125,700
Accrued expenses and other
  liabilities...........................       107,560         114,392         85,482         88,250
                                          -------------  -------------  -------------  -------------
Total liabilities.......................       729,007     143,755,015     53,570,350      6,153,471
                                          -------------  -------------  -------------  -------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--47,174,256;
  15,849,823; 11,608,745; 18,019,254;
  4,553,652; 8,558,384; 17,759,409;
  14,681,086; 13,085,410; 12,868,715;
  12,454,359; 7,342,237, respectively
  (unlimited amount authorized).........    47,174,256     196,472,427    141,951,840    233,788,698
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................       --            1,228,999        622,555      1,046,199
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........          (629)     (3,318,353)      (537,344)    (6,569,986)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....       --           (2,664,225)    (2,994,149)    (6,050,587)
                                          -------------  -------------  -------------  -------------
Net assets..............................   $47,173,627   $ 191,718,848  $ 139,042,902  $ 222,214,324
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------
Net asset value, offering and redemption
  price per share.......................         $1.00          $12.10         $11.98         $12.33
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------

                                                                                                           PACE           PACE
                                              PACE          PACE            PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY      COMPANY        COMPANY
                                          FIXED INCOME     INCOME       VALUE EQUITY   GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          ------------  -------------  --------------  --------------  -------------  -------------
ASSETS
Investments, at value
  (cost--$47,258,276; $283,877,466;
  $140,267,949; $231,242,796;
  $55,943,407; $105,026,146;
  $328,845,564; $261,873,690;
  $196,524,949; $181,989,743;
  $190,378,486; $75,542,934,
  respectively).........................   $55,808,494  $ 100,879,223   $376,541,741    $378,449,275    $205,766,651   $265,346,078
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0, $4,044,000; $42,917,725;
  $204,000; $0; $0, $49,107,490;
  $29,147,100; $8,746,300; $36,453,500;
  $20,245,675; $4,024,284,
  respectively).........................       --            --           49,107,490      29,147,100      8,746,300     36,453,500
Cash (including cash denominated in
  foreign currencies)...................       --             412,585            190             967            786            842
Receivable for investments sold.........       --           2,459,306        455,495       1,462,923        290,079      1,050,505
Receivable for shares of beneficial
  interest sold.........................       76,526          88,667        355,444         426,690        218,091        246,184
Unrealized appreciation of forward
  foreign currency contracts............       --           1,682,268        --              --             --             --
Dividends and interest receivable.......      860,659       1,654,380        259,854         180,588        172,393        154,360
Receivable from investment adviser......       --            --              --              --             --             --
Deferred organizational expenses........       20,057          20,057         20,057          20,057         20,057         20,057
Other assets............................       31,472          35,974         48,360          27,907         31,181         26,968
                                          ------------  -------------  --------------  --------------  -------------  -------------
Total assets............................   56,797,208     107,232,460    426,788,631     409,715,507    215,245,538    303,298,494
                                          ------------  -------------  --------------  --------------  -------------  -------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................       23,249         112,411        183,887         186,447         90,133        117,249
Dividends payable to shareholders.......       --            --              --              --             --             --
Payable for investments purchased.......       --           4,909,299      1,449,585         --             --             922,012
Payable for cash collateral for
  securities loaned.....................       --            --           49,107,490      29,147,100      8,746,300     36,453,500
Payable to custodian....................       --            --              --              --             --             --
Unrealized depreciation of forward
  foreign currency contracts............       --             961,916        --              --             --             --
Outstanding options written, at value
  (premium received--$120,856)..........       --            --              --              --             --             --
Variation margin payable................       --            --              189,000         --             --             --
Payable to investment adviser...........       22,736          49,467        264,965         269,291        141,857        182,705
Accrued expenses and other
  liabilities...........................       92,315          56,256        128,705         125,086        135,983        217,567
                                          ------------  -------------  --------------  --------------  -------------  -------------
Total liabilities.......................      138,300       6,089,349     51,323,632      29,727,924      9,114,273     37,893,033
                                          ------------  -------------  --------------  --------------  -------------  -------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--47,174,256;
  15,849,823; 11,608,745; 18,019,254;
  4,553,652; 8,558,384; 17,759,409;
  14,681,086; 13,085,410; 12,868,715;
  12,454,359; 7,342,237, respectively
  (unlimited amount authorized).........   56,861,641     105,571,847    302,832,371     253,504,127    190,222,836    166,786,934
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................      212,788      (1,772,649)     1,275,994           1,132        392,044          1,131
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........     (280,608)        780,191     23,557,790       9,906,739      6,274,683     15,261,061
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....     (134,913)     (3,436,278)    47,798,844     116,575,585      9,241,702     83,356,335
                                          ------------  -------------  --------------  --------------  -------------  -------------
Net assets..............................   $56,658,908  $ 101,143,111   $375,464,999    $379,987,583    $206,131,265   $265,405,461
                                          ------------  -------------  --------------  --------------  -------------  -------------
                                          ------------  -------------  --------------  --------------  -------------  -------------
Net asset value, offering and redemption
  price per share.......................       $12.44          $11.82         $21.14          $25.88         $15.75         $20.62
                                          ------------  -------------  --------------  --------------  -------------  -------------
                                          ------------  -------------  --------------  --------------  -------------  -------------

                                                               PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL  EMERGING MARKETS
                                             EQUITY           EQUITY
                                           INVESTMENTS     INVESTMENTS
                                          -------------  ----------------
ASSETS
Investments, at value
  (cost--$47,258,276; $283,877,466;
  $140,267,949; $231,242,796;
  $55,943,407; $105,026,146;
  $328,845,564; $261,873,690;
  $196,524,949; $181,989,743;
  $190,378,486; $75,542,934,
  respectively).........................  $ 213,639,793    $ 87,292,695
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0, $4,044,000; $42,917,725;
  $204,000; $0; $0, $49,107,490;
  $29,147,100; $8,746,300; $36,453,500;
  $20,245,675; $4,024,284,
  respectively).........................     20,245,675       4,024,284
Cash (including cash denominated in
  foreign currencies)...................      1,608,617       1,560,103
Receivable for investments sold.........      1,019,950         343,476
Receivable for shares of beneficial
  interest sold.........................        266,716         115,920
Unrealized appreciation of forward
  foreign currency contracts............       --               --
Dividends and interest receivable.......        415,328         302,880
Receivable from investment adviser......       --               --
Deferred organizational expenses........         20,057          20,057
Other assets............................        261,513          42,934
                                          -------------  ----------------
Total assets............................    237,477,649      93,702,349
                                          -------------  ----------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................         90,317          51,529
Dividends payable to shareholders.......       --               --
Payable for investments purchased.......      2,788,505         629,550
Payable for cash collateral for
  securities loaned.....................     20,245,675       4,024,284
Payable to custodian....................       --               --
Unrealized depreciation of forward
  foreign currency contracts............       --                16,932
Outstanding options written, at value
  (premium received--$120,856)..........       --               --
Variation margin payable................       --               --
Payable to investment adviser...........        163,949          70,061
Accrued expenses and other
  liabilities...........................        172,703         412,711
                                          -------------  ----------------
Total liabilities.......................     23,461,149       5,205,067
                                          -------------  ----------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--47,174,256;
  15,849,823; 11,608,745; 18,019,254;
  4,553,652; 8,558,384; 17,759,409;
  14,681,086; 13,085,410; 12,868,715;
  12,454,359; 7,342,237, respectively
  (unlimited amount authorized).........    176,622,617      87,196,806
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................      1,160,098         725,160
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........     12,935,510     (10,874,759)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....     23,298,275      11,450,075
                                          -------------  ----------------
Net assets..............................  $ 214,016,500    $ 88,497,282
                                          -------------  ----------------
                                          -------------  ----------------
Net asset value, offering and redemption
  price per share.......................         $17.18           $12.05
                                          -------------  ----------------
                                          -------------  ----------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1999

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 1,698,415    $11,623,278    $ 7,478,483    $11,893,864
Dividends (net of foreign withholding
  taxes, if any)........................      --             --             --             --
                                          ------------   ------------   ------------   ------------
                                            1,698,415     11,623,278      7,478,483     11,893,864
                                          ------------   ------------   ------------   ------------

EXPENSES:
Investment advisory and administration
  fees..................................      114,410      1,277,768        740,117      1,302,736
Transfer agency fees and expenses.......      112,938         82,333         42,364         81,931
Legal and audit.........................       28,458         47,661         30,312         39,429
Trustees' fees and expenses.............       26,250         26,250         26,250         26,250
Reports and notices to shareholders.....       25,274         41,191         22,325         25,082
Amortization of organizational
  expenses..............................       18,980         18,980         18,980         18,980
Federal and state registration fees.....       14,214         30,483         28,108         36,031
Custody and accounting..................        3,703        110,748         75,707        113,067
Interest expense........................      --              41,340        --              58,566
Other expenses..........................        4,262         18,599          3,281          9,122
                                          ------------   ------------   ------------   ------------
                                              348,489      1,695,353        987,444      1,711,194
Less: Fee waivers and reimbursements
  from investment adviser...............     (185,048)      (102,428)        (1,460)       (70,795)
                                          ------------   ------------   ------------   ------------
Net expenses............................      163,441      1,592,925        985,984      1,640,399
                                          ------------   ------------   ------------   ------------
Net investment income (loss)............    1,534,974     10,030,353      6,492,499     10,253,465
                                          ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............          165     (2,597,744)      (168,313)    (1,322,029)
  Futures...............................      --              57,256        --          (2,486,229)
  Options written.......................      --             --             --            (198,492)
  Foreign currency transactions.........      --             --             --             (11,967)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................      --          (4,324,044)    (3,749,017)    (8,080,766)
  Futures...............................      --             --             --            (405,049)
  Options written.......................      --             --             --              64,497
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --             --             --              (5,496)
                                          ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...          165     (6,864,532)    (3,917,330)   (12,445,531)
                                          ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 1,535,139    $ 3,165,821    $ 2,575,169    $(2,192,066)
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                                            PACE
                                              PACE           PACE           PACE            PACE        SMALL/MEDIUM
                                           MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY      COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY
                                          INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
                                          ------------   ------------   -------------   -------------   -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 2,969,647    $ 5,557,550    $    520,330    $    228,442    $    300,130
Dividends (net of foreign withholding
  taxes, if any)........................      --             --            4,873,815       2,130,431       2,299,108
                                          ------------   ------------   -------------   -------------   -------------
                                            2,969,647      5,557,550       5,394,145       2,358,873       2,599,238
                                          ------------   ------------   -------------   -------------   -------------

EXPENSES:
Investment advisory and administration
  fees..................................      337,795        805,390       2,581,440       2,593,183       1,458,785
Transfer agency fees and expenses.......       27,000         95,234         129,616         117,537         108,286
Legal and audit.........................       25,676         28,860          57,689          74,069          47,598
Trustees' fees and expenses.............       26,250         26,250          26,250          26,250          26,250
Reports and notices to shareholders.....       17,205         22,258          63,359          75,091          40,679
Amortization of organizational
  expenses..............................       18,980         18,980          18,980          18,980          18,980
Federal and state registration fees.....        6,098         20,115          44,206          45,746          26,709
Custody and accounting..................       35,689        152,689         184,508         171,676         109,797
Interest expense........................      --             --              --              --              --
Other expenses..........................        7,935          8,089          12,966          21,388          11,297
                                          ------------   ------------   -------------   -------------   -------------
                                              502,628      1,177,865       3,119,014       3,143,920       1,848,381
Less: Fee waivers and reimbursements
  from investment adviser...............      (24,086)      (220,842)         (1,732)         (3,823)        (25,179)
                                          ------------   ------------   -------------   -------------   -------------
Net expenses............................      478,542        957,023       3,117,282       3,140,097       1,823,202
                                          ------------   ------------   -------------   -------------   -------------
Net investment income (loss)............    2,491,105      4,600,527       2,276,863        (781,224)        776,036
                                          ------------   ------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............     (112,308)     3,498,901      24,186,831      10,229,777       6,402,434
  Futures...............................      --             --              825,096         --              --
  Options written.......................      --             --              --              --              --
  Foreign currency transactions.........      --           2,153,170         --              --              --
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................   (1,140,661)    (5,366,888)     14,004,928      52,000,533      (2,998,643)
  Futures...............................      --             --              367,192         --              --
  Options written.......................      --             --              --              --              --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --             889,876         --              --              --
                                          ------------   ------------   -------------   -------------   -------------
Net realized and unrealized gains
  (losses) from investment activities...   (1,252,969)     1,175,059      39,384,047      62,230,310       3,403,791
                                          ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 1,238,136    $ 5,775,586    $ 41,660,910    $ 61,449,086    $  4,179,827
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------

                                                                              PACE
                                              PACE                        INTERNATIONAL
                                          SMALL/MEDIUM        PACE          EMERGING
                                             COMPANY      INTERNATIONAL     MARKETS
                                          GROWTH EQUITY      EQUITY          EQUITY
                                           INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------   -------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    698,020    $     403,892   $   138,226
Dividends (net of foreign withholding
  taxes, if any)........................       394,041        2,743,213     1,601,617
                                          -------------   -------------   ------------
                                             1,092,061        3,147,105     1,739,843
                                          -------------   -------------   ------------
EXPENSES:
Investment advisory and administration
  fees..................................     1,704,803        1,615,444       751,091
Transfer agency fees and expenses.......       120,099          110,689        95,931
Legal and audit.........................        51,440           49,548        42,217
Trustees' fees and expenses.............        26,250           26,250        26,250
Reports and notices to shareholders.....        42,018           46,391        21,374
Amortization of organizational
  expenses..............................        18,980           18,980        18,980
Federal and state registration fees.....        30,381           38,876        21,553
Custody and accounting..................       128,423          269,336       239,017
Interest expense........................       --              --             --
Other expenses..........................        16,303           21,053         3,712
                                          -------------   -------------   ------------
                                             2,138,697        2,196,567     1,220,125
Less: Fee waivers and reimbursements
  from investment adviser...............       (15,569)            (834)     (195,575)
                                          -------------   -------------   ------------
Net expenses............................     2,123,128        2,195,733     1,024,550
                                          -------------   -------------   ------------
Net investment income (loss)............    (1,031,067)         951,372       715,293
                                          -------------   -------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............    15,551,333       13,004,589    (3,396,344)
  Futures...............................       --              --             --
  Options written.......................       --              --             --
  Foreign currency transactions.........       --               547,518       140,459
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................    54,182,221          857,043    17,387,157
  Futures...............................       --              --             --
  Options written.......................       --              --             --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................       --               252,109      (298,617)
                                          -------------   -------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...    69,733,554       14,661,259    13,832,655
                                          -------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 68,702,487    $  15,612,631   $14,547,948
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     PACE
                                                      PACE                   GOVERNMENT SECURITIES
                                            MONEY MARKET INVESTMENTS       FIXED INCOME INVESTMENTS
                                          ----------------------------   -----------------------------
                                              FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                       JULY 31,
                                          ----------------------------   -----------------------------
                                              1999            1998           1999            1998
                                          -------------   ------------   -------------   -------------

FROM OPERATIONS:
  Net investment income.................  $   1,534,974   $  1,132,282   $  10,030,353   $   7,737,662
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................            165           (794)     (2,597,744)      1,768,979
    Foreign currency transactions.......       --              --               57,256        --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       --              --           (4,324,044)       (219,247)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --             --              --
                                          -------------   ------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............      1,535,139      1,131,488       3,165,821       9,287,394
                                          -------------   ------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (1,534,974)    (1,132,282)    (10,395,294)     (7,404,245)
  Net realized gains from investment
   transactions.........................       --              --             (453,493)     (1,983,939)
                                          -------------   ------------   -------------   -------------
                                             (1,534,974)    (1,132,282)    (10,848,787)     (9,388,184)
                                          -------------   ------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     73,861,364     23,490,598      76,221,851      74,953,404
  Cost of shares repurchased............    (53,636,534)   (15,154,011)    (49,556,340)    (23,558,064)
  Proceeds from dividends reinvested....      1,455,251      1,087,530      10,617,096       9,218,788
                                          -------------   ------------   -------------   -------------
  Net increase in net assets from
   beneficial interest transactions.....     21,680,081      9,424,117      37,282,607      60,614,128
                                          -------------   ------------   -------------   -------------
  Net increase in net assets............     21,680,246      9,423,323      29,599,641      60,513,338

NET ASSETS:
  Beginning of year.....................     25,493,381     16,070,058     162,119,207     101,605,869
                                          -------------   ------------   -------------   -------------
  End of year...........................  $  47,173,627   $ 25,493,381   $ 191,718,848   $ 162,119,207
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------
  Undistributed net investment income...  $    --         $    --        $   1,228,999   $     827,906
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------

                                                      PACE                            PACE
                                            INTERMEDIATE FIXED INCOME        STRATEGIC FIXED INCOME
                                                   INVESTMENTS                     INVESTMENTS
                                          -----------------------------   -----------------------------
                                               FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                        JULY 31,
                                          -----------------------------   -----------------------------
                                              1999            1998            1999            1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income.................  $   6,492,499   $   4,708,834   $  10,253,465   $   5,466,270
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       (168,313)        694,295      (4,006,750)      2,535,815
    Foreign currency transactions.......       --              (156,977)        (11,967)          3,871
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (3,749,017)           (131)     (8,421,318)        380,806
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --                10,844          (5,496)            (17)
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............      2,575,169       5,256,865      (2,192,066)      8,386,745
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (6,342,333)     (4,386,424)     (9,918,107)     (5,206,415)
  Net realized gains from investment
   transactions.........................       (724,632)       --            (4,178,827)       (882,227)
                                          -------------   -------------   -------------   -------------
                                             (7,066,965)     (4,386,424)    (14,096,934)     (6,088,642)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     71,711,855      47,167,401     139,745,175      61,068,745
  Cost of shares repurchased............    (34,775,205)    (19,400,214)    (42,026,189)    (17,663,041)
  Proceeds from dividends reinvested....      6,908,534       4,301,281      13,904,642       6,001,405
                                          -------------   -------------   -------------   -------------
  Net increase in net assets from
   beneficial interest transactions.....     43,845,184      32,068,468     111,623,628      49,407,109
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............     39,353,388      32,938,909      95,334,628      51,705,212

NET ASSETS:
  Beginning of year.....................     99,689,514      66,750,605     126,879,696      75,174,484
                                          -------------   -------------   -------------   -------------
  End of year...........................  $ 139,042,902   $  99,689,514   $ 222,214,324   $ 126,879,696
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $     622,555   $     473,206   $   1,046,199   $     637,680
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------


                                                      PACE                            PACE
                                             MUNICIPAL FIXED INCOME            GLOBAL FIXED INCOME
                                                   INVESTMENTS                     INVESTMENTS
                                          -----------------------------   -----------------------------

                                               FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                        JULY 31,
                                          -----------------------------   -----------------------------
                                              1999            1998            1999            1998
                                          -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income.................  $   2,491,105   $   2,019,017   $   4,600,527   $   3,828,624
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       (112,308)        (13,397)      3,498,901       2,109,651
    Foreign currency transactions.......       --              --             2,153,170      (3,629,877)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (1,140,661)         85,256      (5,366,888)        863,281
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --               889,876         236,923
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............      1,238,136       2,090,876       5,775,586       3,408,602
                                          -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (2,465,695)     (1,949,614)     (6,373,655)     (2,451,594)
  Net realized gains from investment
   transactions.........................       --              --            (3,639,664)       (621,114)
                                          -------------   -------------   -------------   -------------
                                             (2,465,695)     (1,949,614)    (10,013,319)     (3,072,708)
                                          -------------   -------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     20,483,781      26,084,535      35,855,990      40,175,161
  Cost of shares repurchased............    (16,611,583)    (10,769,886)    (29,144,329)    (14,974,347)
  Proceeds from dividends reinvested....      2,376,569       1,889,649       9,831,275       3,021,988
                                          -------------   -------------   -------------   -------------
  Net increase in net assets from
   beneficial interest transactions.....      6,248,767      17,204,298      16,542,936      28,222,802
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............      5,021,208      17,345,560      12,305,203      28,558,696
NET ASSETS:
  Beginning of year.....................     51,637,700      34,292,140      88,837,908      60,279,212
                                          -------------   -------------   -------------   -------------
  End of year...........................  $  56,658,908   $  51,637,700   $ 101,143,111   $  88,837,908
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $     212,788   $     187,378   $    --         $    --
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                      PACE                            PACE
                                               LARGE COMPANY VALUE            LARGE COMPANY GROWTH
                                               EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                          -----------------------------   -----------------------------
                                               FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                        JULY 31,
                                          -----------------------------   -----------------------------
                                              1999            1998            1999            1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income (loss)..........  $   2,276,863   $   1,825,428   $    (781,224)  $    (295,829)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     25,011,927      25,588,461      10,229,777      30,303,857
    Foreign currency transactions.......       --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     14,372,120      (5,835,473)     52,000,533      23,781,478
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............     41,660,910      21,578,416      61,449,086      53,789,506
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (2,068,017)     (1,408,413)       --               (89,237)
  Net realized gains from investment
   transactions.........................    (21,559,073)    (14,337,107)    (19,611,543)    (10,121,657)
                                          -------------   -------------   -------------   -------------
                                            (23,627,090)    (15,745,520)    (19,611,543)    (10,210,894)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    148,206,501     112,692,706     142,031,214     106,725,695
  Cost of shares repurchased............    (80,472,039)    (48,536,702)    (98,726,785)    (45,303,487)
  Proceeds from dividends reinvested....     23,342,638      15,558,619      19,384,120      10,126,809
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial interest
   transactions.........................     91,077,100      79,714,623      62,688,549      71,549,017
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............    109,110,920      85,547,519     104,526,092     115,127,629

NET ASSETS:
  Beginning of year.....................    266,354,079     180,806,560     275,461,491     160,333,862
                                          -------------   -------------   -------------   -------------
  End of year...........................  $ 375,464,999   $ 266,354,079   $ 379,987,583   $ 275,461,491
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $   1,275,994   $   1,067,148   $       1,132   $       1,132
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                                                      PACE                            PACE
                                              SMALL/MEDIUM COMPANY         SMALL/MEDIUM COMPANY GROWTH
                                            VALUE EQUITY INVESTMENTS           EQUITY INVESTMENTS
                                          -----------------------------   -----------------------------
                                               FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                        JULY 31,
                                          -----------------------------   -----------------------------
                                              1999            1998            1999            1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income (loss)..........  $     776,036   $   1,051,168   $  (1,031,067)  $    (329,021)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................      6,402,434      22,462,701      15,551,333       8,732,887
    Foreign currency transactions.......       --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (2,998,643)    (15,463,480)     54,182,221      12,043,636
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............      4,179,827       8,050,389      68,702,487      20,447,502
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (1,010,551)     (1,076,984)       --              --
  Net realized gains from investment
   transactions.........................    (17,717,110)    (10,697,586)     (5,125,542)     (6,433,649)
                                          -------------   -------------   -------------   -------------
                                            (18,727,661)    (11,774,570)     (5,125,542)     (6,433,649)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     78,192,098      80,270,327      69,286,726      84,765,291
  Cost of shares repurchased............    (59,597,665)    (39,712,671)    (71,374,034)    (31,908,469)
  Proceeds from dividends reinvested....     18,526,406      11,677,703       5,060,397       6,376,127
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial interest
   transactions.........................     37,120,839      52,235,359       2,973,089      59,232,949
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............     22,573,005      48,511,178      66,550,034      73,246,802

NET ASSETS:
  Beginning of year.....................    183,558,260     135,047,082     198,855,427     125,608,625
                                          -------------   -------------   -------------   -------------
  End of year...........................  $ 206,131,265   $ 183,558,260   $ 265,405,461   $ 198,855,427
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $     392,044   $     626,559   $       1,131   $       1,131
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------


                                                      PACE                            PACE
                                              INTERNATIONAL EQUITY           INTERNATIONAL EMERGING
                                                   INVESTMENTS             MARKETS EQUITY INVESTMENTS
                                          -----------------------------   -----------------------------

                                               FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                    JULY 31,                        JULY 31,
                                          -----------------------------   -----------------------------
                                              1999            1998            1999            1998
                                          -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)..........  $     951,372   $   1,469,982   $     715,293   $     557,171
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     13,004,589       5,057,201      (3,396,344)     (7,304,773)
    Foreign currency transactions.......        547,518         326,095         140,459        (179,557)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....        857,043       7,689,825      17,387,157     (15,705,030)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        252,109        (207,538)       (298,617)        243,360
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............     15,612,631      14,335,565      14,547,948     (22,388,829)
                                          -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (1,983,217)     (1,289,475)       (468,284)       (208,975)
  Net realized gains from investment
   transactions.........................     (3,678,063)     (2,560,448)       --              --
                                          -------------   -------------   -------------   -------------
                                             (5,661,280)     (3,849,923)       (468,284)       (208,975)
                                          -------------   -------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     78,914,213      71,453,827      34,235,058      43,340,509
  Cost of shares repurchased............    (44,926,114)    (24,249,999)    (23,516,593)    (12,471,626)
  Proceeds from dividends reinvested....      5,599,716       3,808,818         462,033         206,708
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial interest
   transactions.........................     39,587,815      51,012,646      11,180,498      31,075,591
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............     49,539,166      61,498,288      25,260,162       8,477,787
NET ASSETS:
  Beginning of year.....................    164,477,334     102,979,046      63,237,120      54,759,333
                                          -------------   -------------   -------------   -------------
  End of year...........................  $ 214,016,500   $ 164,477,334   $  88,497,282   $  63,237,120
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $   1,160,098   $   1,664,182   $     725,160   $     337,692
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  The Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Each Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolios, or by the Portfolio's sub-advisor. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments of the PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the

NOTES TO FINANCIAL STATEMENTS

Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios primarily use financial futures contracts for hedging purposes or to manage the average duration of a portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Trust's board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the year ended July 31, 1999, the PACE Government Securities Fixed Income Portfolio and the PACE Strategic Fixed Income Portfolio were the only Portfolio's which engaged in reverse repurchase agreements. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 1999 was $720,381 and $1,155,288, respectively, at a weighted average interest rate of 5.61% and 5.00%, respectively.

NOTES TO FINANCIAL STATEMENTS

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                             ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                     PORTFOLIO                                         AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------  --------------------------
PACE Money Market Investments.......................................................               0.35%
PACE Government Securities Fixed Income Investments.................................               0.70%
PACE Intermediate Fixed Income Investments..........................................               0.60%
PACE Strategic Fixed Income Investments.............................................               0.70%
PACE Municipal Fixed Income Investments.............................................               0.60%
PACE Global Fixed Income Investments................................................               0.80%
PACE Large Company Value Equity Investments.........................................               0.80%
PACE Large Company Growth Equity Investments........................................               0.80%
PACE Small/Medium Company Value Equity Investments..................................               0.80%
PACE Small/Medium Company Growth Equity Investments.................................               0.80%
PACE International Equity Investments...............................................               0.90%
PACE International Emerging Markets Equity Investments..............................               1.10%

NOTES TO FINANCIAL STATEMENTS

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee from the investment advisory fee which Mitchell Hutchins receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                 ANNUAL RATE
                                                                                                              AS A PERCENTAGE OF
                                                                                                               EACH PORTFOLIO'S
                     PORTFOLIO                                           SUB-ADVISER                       AVERAGE DAILY NET ASSETS
---------------------------------------------------  ---------------------------------------------------  --------------------------
PACE Government Securities Fixed Income Investments  Pacific Investment Management Company                             0.25%
PACE Intermediate Fixed Income Investments           Pacific Income Advisors, Inc.                                     0.20%
PACE Strategic Fixed Income Investments              Pacific Investment Management Company                             0.25%
PACE Municipal Fixed Income Investments              Morgan Grenfell Capital Management, Incorporated                  0.20%
PACE Global Fixed Income Investments                 Rogge Global Partners plc                                         0.35%
PACE Large Company Value Equity Investments          Brinson Partners, Inc.                                            0.30%
PACE Large Company Growth Equity Investments         Alliance Capital Management L.P.                                  0.30%
PACE Small/Medium Company Value Equity Investments   Brandywine Asset Management, Inc.                                 0.30%
PACE Small/Medium Company Growth Equity Investments  Delaware Management Company, Inc.                                 0.40%
PACE International Equity Investments                Martin Currie Inc.                                                0.40%
PACE International Emerging Markets Equity           Schroder Investment Management North America Inc.                 0.50%
  Investments

  Mitchell Hutchins agreed to waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the year ended July 31, 1999, which will lower the overall expenses of certain Portfolios.

  As of July 31, 1999 the Portfolio's owed PaineWebber for investment advisory and administration fees as follows:

                                          PORTFOLIO
---------------------------------------------------------------------------------------------
PACE Money Market Investments................................................................   $         0
PACE Government Securities Fixed Income Investments..........................................   $   107,206
PACE Intermediate Fixed Income Investments...................................................   $    70,065
PACE Strategic Fixed Income Investments......................................................   $   125,646
PACE Municipal Fixed Income Investments......................................................   $    22,736
PACE Global Fixed Income Investments.........................................................   $    49,443
PACE Large Company Value Equity Investments..................................................   $   263,026
PACE Large Company Growth Equity Investments.................................................   $   269,291
PACE Small/Medium Company Value Equity Investments...........................................   $   140,584
PACE Small/Medium Company Growth Equity Investments..........................................   $   179,886
PACE International Equity Investments........................................................   $   161,514
PACE International Emerging Markets Equity Investments.......................................   $    69,040

  During the year ending July 31, 1999, the Portfolios did not pay any brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on

NOTES TO FINANCIAL STATEMENTS

the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the year ended July 31, 1999 as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Government Securities Fixed Income Investments..........................................    $   1,509
PACE Intermediate Fixed Income Investments...................................................    $  53,171
PACE Strategic Fixed Income Investments......................................................    $     360
PACE Global Fixed Income Investments.........................................................    $  18,241
PACE Large Company Value Equity Investments..................................................    $  14,730
PACE Large Company Growth Equity Investments.................................................    $  11,998
PACE Small/Medium Company Value Equity Investments...........................................    $  11,326
PACE Small/Medium Company Growth Equity Investments..........................................    $  28,352
PACE International Equity Investments........................................................    $  18,210
PACE International Emerging Markets Equity Investments.......................................    $   7,978

  As of July 31, 1999 the Portfolio's owed PaineWebber for security lending fees as follows:

                                          PORTFOLIO
---------------------------------------------------------------------------------------------
PACE Government Securities Fixed Income......................................................   $        19
PACE Intermediate Fixed Income Investments...................................................   $     2,453
PACE Strategic Fixed Income Investments......................................................   $        54
PACE Global Fixed Income Investments.........................................................   $        24
PACE Large Company Value Equity Investments..................................................   $     1,939
PACE Large Company Growth Equity Investments.................................................   $       734
PACE Small/Medium Company Value Equity Investments...........................................   $     1,273
PACE Small/Medium Company Growth Equity Investments..........................................   $     2,819
PACE International Equity Investments........................................................   $     2,435
PACE International Emerging Markets Equity Investments.......................................   $     1,021

  For the year ended July 31, 1999 the Portfolio's earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Government Securities Fixed Income......................................................   $     4,537
PACE Intermediate Fixed Income Investments...................................................   $   159,350
PACE Strategic Fixed Income Investments......................................................   $     1,088
PACE Global Fixed Income Investments.........................................................   $    55,054
PACE Large Company Value Equity Investments..................................................   $    44,971
PACE Large Company Growth Equity Investments.................................................   $    40,821
PACE Small/Medium Company Value Equity Investments...........................................   $    33,000
PACE Small/Medium Company Growth Equity Investments..........................................   $    84,079
PACE International Equity Investments........................................................   $    57,243
PACE International Emerging Markets Equity Investments.......................................   $    23,669

NOTES TO FINANCIAL STATEMENTS

  As of July 31, 1999 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                               COLLATERAL    MARKET VALUE
                                                                  FOR             OF
                                                               SECURITIES     SECURITIES
                         PORTFOLIO                               LOANED         LOANED
------------------------------------------------------------  ------------   ------------
PACE Government Securities Fixed Income.....................  $ 4,044,000    $  3,784,000
PACE Intermediate Fixed Income Investments..................  $42,917,725    $ 41,145,004
PACE Strategic Fixed Income Investments.....................  $   204,000    $    196,911
PACE Large Company Value Equity Investments.................  $49,107,490    $ 46,888,464
PACE Large Company Growth Equity Investments................  $29,147,100    $ 28,393,663
PACE Small/Medium Company Value Equity Investments..........  $ 8,746,300    $  8,181,769
PACE Small/Medium Company Growth Equity Investments.........  $36,453,500    $ 36,136,456
PACE International Equity Investments.......................  $20,245,675    $ 19,456,928
PACE International Emerging Markets Equity Investments......  $ 4,024,284    $  3,464,528

  As of July 31, 1999 the Funds invested the collateral in the following money market funds and certificates of deposit:

  NUMBER OF
   SHARES/
  PRINCIPAL
   AMOUNT                                                                                                               VALUE
-------------                                                                                                        -----------
PACE GOVERNMENT SECURITIES FIXED INCOME:
    4,000,000  Cayman Islands Bank Certificate of Deposit, 4.125% due 08/02/99.....................................  $ 4,000,000
       40,035  Janus Money Market Institutional Shares.............................................................       40,035
        3,965  Liquid Assets Portfolio.............................................................................        3,965
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$4,044,000).......................  $ 4,044,000
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
    8,000,000  Cayman Islands Bank Certificate of Deposit, 5.125% due 08/02/99.....................................  $ 8,000,000
    3,906,811  Janus Money Market Institutional Shares.............................................................    3,906,811
    2,978,028  Liquid Assets Portfolio.............................................................................    2,978,028
   28,016,474  MH Private Money Market Fund LLC....................................................................   28,016,474
       16,412  Prime Portfolio.....................................................................................       16,412
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$42,917,725)......................  $42,917,725
                                                                                                                     -----------
                                                                                                                     -----------
PACE STRATEGIC FIXED INCOME INVESTMENTS:
       48,333  Janus Money Market Institutional Shares.............................................................  $    48,333
       28,230  Liquid Assets Portfolio.............................................................................       28,230
      127,437  MH Private Money Market Fund LLC....................................................................      127,437
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$204,000).........................  $   204,000
                                                                                                                     -----------
                                                                                                                     -----------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
    9,144,954  Janus Money Market Institutional Shares.............................................................  $ 9,144,954
    5,512,839  Liquid Assets Portfolio.............................................................................    5,512,839
   34,449,129  MH Private Money Market Fund LLC....................................................................   34,449,129
          568  Prime Portfolio.....................................................................................          568
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$49,107,490)......................  $49,107,490
                                                                                                                     -----------
                                                                                                                     -----------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
    2,099,010  Janus Money Market Institutional Shares.............................................................  $ 2,099,010
    6,985,147  Liquid Assets Portfolio.............................................................................    6,985,147
   20,062,702  MH Private Money Market Fund LLC....................................................................   20,062,702
          241  Prime Portfolio.....................................................................................          241
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$29,147,100)......................  $29,147,100
                                                                                                                     -----------
                                                                                                                     -----------

NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES/
  PRINCIPAL
   AMOUNT                                                                                                               VALUE
-------------                                                                                                        -----------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
      931,358  Janus Money Market Institutional Shares.............................................................  $   931,358
      910,664  Liquid Assets Portfolio.............................................................................      910,664
    6,903,476  MH Private Money Market Fund LLC....................................................................    6,903,476
          802  TempCash Portfolio..................................................................................          802
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$8,746,300).......................  $ 8,746,300
                                                                                                                     -----------
                                                                                                                     -----------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
    3,600,235  Janus Money Market Institutional Shares.............................................................  $ 3,600,235
    6,557,976  Liquid Assets Portfolio.............................................................................    6,557,976
       26,553  Prime Portfolio.....................................................................................       26,553
   26,268,736  MH Private Money Market Fund LLC....................................................................   26,268,736
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$36,453,500)......................  $36,453,500
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EQUITY INVESTMENTS:
    1,952,852  Janus Money Market Institutional Shares.............................................................  $ 1,952,852
    1,437,123  Liquid Asset Portfolio..............................................................................    1,437,123
          248  Prime Portfolio.....................................................................................          248
   16,855,452  MH Private Money Market Fund LLC....................................................................   16,855,452
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$20,245,675)......................  $20,245,675
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
      354,127  Liquid Assets Portfolio.............................................................................  $   354,127
      634,406  Janus Money Market Institutional Shares.............................................................      634,406
    3,035,751  MH Private Money Market Fund LLC....................................................................    3,035,751
                                                                                                                     -----------
               Total investments of cash collateral for securities loaned (cost--$4,024,284).......................  $ 4,024,284
                                                                                                                     -----------
                                                                                                                     -----------

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 1999, the Portfolios did not borrow under the Facility.

WRITTEN OPTION ACTIVITY

  Written option activity for the year ended July 31, 1999 for PACE Strategic Fixed Income Investments was as follows:

                                                                  AMOUNT
                                                                    OF
                                                     NUMBER OF   PREMIUMS
                                                      OPTIONS    RECEIVED
                                                     ---------   --------
Options outstanding at July 31, 1998...............       0            0
Options written....................................     649      $265,108
Options terminated in closing purchase
  transactions.....................................     (66)     (16,843)
Options expired prior to exercise..................    (239)     (127,409)
                                                     ---------   --------
Options outstanding at July 31, 1999...............     344      $120,856
                                                     ---------   --------
                                                     ---------   --------

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  At July 31, 1999, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                  NET
                                                                                              UNREALIZED
                                                                    GROSS         GROSS      APPRECIATION
                          PORTFOLIO                             APPRECIATION   DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------  -------------  ------------  -------------
PACE Government Securities Fixed Income Investments...........  $     712,164  $ (3,376,389) $  (2,664,225)
PACE Intermediate Fixed Income Investments....................  $     146,447  $ (3,140,596) $  (2,994,149)
PACE Strategic Fixed Income Investments.......................  $     942,372  $ (6,577,709) $  (5,635,337)
PACE Municipal Fixed Income Investments.......................  $     502,377  $   (637,290) $    (134,913)
PACE Global Fixed Income Investments..........................  $     371,377  $ (4,518,300) $  (4,146,923)
PACE Large Company Value Equity Investments...................  $  64,446,802  $(16,750,625) $  47,696,177
PACE Large Company Growth Equity Investments..................  $ 118,626,982  $ (2,051,397) $ 116,575,585
PACE Small/Medium Company Value Equity Investments............  $  31,900,351  $(22,658,649) $   9,241,702
PACE Small/Medium Company Growth Equity Investments...........  $  87,230,458  $ (3,874,123) $  83,356,335
PACE International Equity Investments.........................  $  31,770,912  $ (8,509,605) $  23,261,307
PACE International Emerging Markets Equity Investments........  $  18,483,499  $ (6,733,738) $  11,749,761

  For U.S. federal income tax purposes, the cost of securities owned at July 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

  For the year ended July 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                 PORTFOLIO                                      PURCHASES         SALES
----------------------------------------------------------------------------  --------------  -------------
PACE Government Securities Fixed Income Investments.........................  $1,017,948,724  $ 977,823,214
PACE Intermediate Fixed Income Investments..................................  $  149,963,880  $ 106,377,131
PACE Strategic Fixed Income Investments.....................................  $  443,562,052  $ 369,540,063
PACE Municipal Fixed Income Investments.....................................  $   11,815,657  $   5,954,012
PACE Global Fixed Income Investments........................................  $  221,125,603  $ 209,112,800
PACE Large Company Value Equity Investments.................................  $  188,631,461  $ 124,761,725
PACE Large Company Growth Equity Investments................................  $  169,195,044  $ 135,622,003
PACE Small/Medium Company Value Equity Investments..........................  $  122,553,953  $ 100,723,674
PACE Small/Medium Company Growth Equity Investments.........................  $  206,687,380  $ 215,256,918
PACE International Equity Investments.......................................  $  183,936,821  $ 151,991,981
PACE International Emerging Markets Equity Investments......................  $   56,494,328  $  42,622,997

FEDERAL TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

NOTES TO FINANCIAL STATEMENTS

  At July 31, 1999, PACE Municipal Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $155,099 and $7,981,845, respectively. These carryforward losses are available to reduce future net capital gains to the extent provided in the regulations and will expire on July 31, 2007. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999:

                                                                                                                       FOREIGN
                                                                                                          CAPITAL      CURRENCY
                                               PORTFOLIO                                                   LOSSES       LOSSES
-------------------------------------------------------------------------------------------------------  ----------  ------------
PACE Government Securities Fixed Income Investments....................................................  $3,282,530       --
PACE Intermediate Fixed Income Investments.............................................................  $  535,624       --
PACE Strategic Fixed Income Investments................................................................  $6,863,487   $   51,527
PACE Municipal Fixed Income Investments................................................................  $   85,927       --
PACE Global Fixed Income Investments...................................................................      --       $1,511,058
PACE International Emerging Markets Equity Investments.................................................  $1,827,552       --

  At July 31, 1999, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                                                                        ACCUMULATED
                                                                                         ACCUMULATED    NET REALIZED
                                                                                        NET INVESTMENT     GAINS      BENEFICIAL
                                      PORTFOLIO                                         INCOME (LOSS)     (LOSSES)     INTEREST
--------------------------------------------------------------------------------------  --------------  ------------  -----------
PACE Government Securities Fixed Income Investments...................................   $    766,035    $ (777,204)  $    11,169
PACE Intermediate Fixed Income Investments............................................   $       (817)   $      794   $        23
PACE Strategic Fixed Income Investments...............................................   $     73,161    $  (73,161)      --
PACE Global Fixed Income Investments..................................................   $  2,153,169    $(2,153,169)     --
PACE Large Company Value Equity Investments...........................................        --         $(1,101,230) $ 1,101,230
PACE Large Company Growth Equity Investments..........................................   $    781,224    $(3,061,467) $ 2,280,243
PACE Small/Medium Company Value Equity Investments....................................        --         $(1,765,758) $ 1,765,758
PACE Small/Medium Company Growth Equity Investments...................................   $  1,031,066    $    1,958   $(1,033,024)
PACE International Equity Investments.................................................   $    527,761    $ (527,761)      --
PACE International Emerging Markets Equity Investments................................   $    140,459    $ (140,459)      --

SHARES OF BENEFICIAL INTEREST

  For the year ended July 31, 1999, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                                         NET
                                                                                                                      INCREASE
                                                                                            SHARES      DIVIDENDS     IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED    REINVESTED   OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  73,861,364   (53,636,534)    1,455,251   21,680,081
PACE Government Securities Fixed Income Investments.......................   6,093,627    (3,970,664)      852,684    2,975,647
PACE Intermediate Fixed Income Investments................................   5,801,746    (2,825,616)      562,032    3,538,162
PACE Strategic Fixed Income Investments...................................  10,660,904    (3,241,234)    1,076,492    8,496,162
PACE Municipal Fixed Income Investments...................................   1,607,393    (1,306,420)      186,929      487,902
PACE Global Fixed Income Investments......................................   2,847,192    (2,315,240)      773,007    1,304,959
PACE Large Company Value Equity Investments...............................   7,405,793    (3,982,286)    1,193,997    4,617,504
PACE Large Company Growth Equity Investments..............................   5,989,806    (4,103,382)      813,775    2,700,199
PACE Small/Medium Company Value Equity Investments........................   5,296,830    (4,082,992)    1,317,668    2,531,506
PACE Small/Medium Company Growth Equity Investments.......................   4,344,031    (4,376,870)      315,880      283,041
PACE International Equity Investments.....................................   5,000,157    (2,843,542)      353,072    2,509,687
PACE International Emerging Markets Equity Investments....................   3,655,135    (2,437,099)       51,623    1,269,659

NOTES TO FINANCIAL STATEMENTS

For the year ended July 31, 1998, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                                         NET
                                                                                                                      INCREASE
                                                                                            SHARES      DIVIDENDS     IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED    REINVESTED   OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  23,490,598   (15,154,011)    1,087,530    9,424,117
PACE Government Securities Fixed Income Investments.......................   5,956,008    (1,871,923)      735,288    4,819,373
PACE Intermediate Fixed Income Investments................................   3,838,135    (1,575,993)      350,527    2,612,669
PACE Strategic Fixed Income Investments...................................   4,641,172    (1,341,365)      456,984    3,756,791
PACE Municipal Fixed Income Investments...................................   2,059,685      (849,714)      149,316    1,359,287
PACE Global Fixed Income Investments......................................   3,272,148    (1,217,922)      246,330    2,300,556
PACE Large Company Value Equity Investments...............................   5,651,851    (2,414,998)      876,048    4,112,901
PACE Large Company Growth Equity Investments..............................   5,306,522    (2,219,585)      577,355    3,664,292
PACE Small/Medium Company Value Equity Investments........................   4,284,262    (2,103,668)      663,129    2,843,723
PACE Small/Medium Company Growth Equity Investments.......................   5,487,097    (2,056,793)      455,763    3,886,067
PACE International Equity Investments.....................................   4,679,150    (1,584,848)      275,005    3,369,307
PACE International Emerging Markets Equity Investments....................   3,585,094    (1,039,414)       17,728    2,563,408

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         PACE
                                                               MONEY MARKET INVESTMENTS
                                                    -----------------------------------------------
                                                         FOR THE YEARS ENDED
                                                               JULY 31,              FOR THE PERIOD
                                                    ------------------------------       ENDED
                                                      1999       1998       1997     JULY 31, 1996+
                                                    --------   --------   --------   --------------
Net asset value, beginning of period..............  $   1.00   $   1.00   $   1.00      $  1.00
                                                    --------   --------   --------      -------
Net investment income.............................      0.05       0.05       0.05         0.05
                                                    --------   --------   --------      -------
Dividends from net investment income..............     (0.05)     (0.05)     (0.05)       (0.05)
                                                    --------   --------   --------      -------
Net asset value, end of period....................  $   1.00   $   1.00   $   1.00      $  1.00
                                                    --------   --------   --------      -------
                                                    --------   --------   --------      -------
Total investment return (1).......................      4.85%      5.32%      5.13%        4.75%
                                                    --------   --------   --------      -------
                                                    --------   --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 47,174   $ 25,493   $ 16,070      $10,221
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................      0.50%      0.50%      0.50%        0.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................      1.07%      1.20%      1.89%        2.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......      4.70%      5.20%      5.04%        4.93%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...      4.13%      4.50%      3.65%        3.03%*

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                      GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                    ---------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                JULY 31,                 FOR THE PERIOD
                                                    ---------------------------------        ENDED
                                                      1999        1998        1997       JULY 31, 1996+
                                                    ---------   ---------   ---------    --------------
Net asset value, beginning of period..............  $   12.59   $   12.61   $   12.07       $  12.00
                                                    ---------   ---------   ---------        -------
Net investment income.............................       0.68        0.72        0.64           0.49
Net realized and unrealized gains (losses) from
  investments and futures.........................      (0.43)       0.18        0.58           0.03
                                                    ---------   ---------   ---------        -------
Net increase from investment operations...........       0.25        0.90        1.22           0.52
                                                    ---------   ---------   ---------        -------
Dividends from net investment income..............      (0.71)      (0.72)      (0.63)         (0.44)
Distributions from net realized gains from
  investments.....................................      (0.03)      (0.20)      (0.05)         (0.01)
                                                    ---------   ---------   ---------        -------
Total dividends and distributions.................      (0.74)      (0.92)      (0.68)         (0.45)
                                                    ---------   ---------   ---------        -------
Net asset value, end of period....................  $   12.10   $   12.59   $   12.61       $  12.07
                                                    ---------   ---------   ---------        -------
                                                    ---------   ---------   ---------        -------
Total investment return (1).......................       2.02%       7.39%      10.42%          4.35%
                                                    ---------   ---------   ---------        -------
                                                    ---------   ---------   ---------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 191,719   $ 162,119   $ 101,606       $ 58,752
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.87%++      0.85%      1.57%++        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.93%++      0.95%      1.70%++        1.15%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       5.49%++      5.90%      5.44%++        5.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       5.43%++      5.80%      5.31%++        4.79%*
Portfolio turnover................................        418%        353%        712%           978%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
++ Includes 0.01% and 0.72% of interest expense related to the reverse repurchase agreements during the years ended July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                         PACE
                                                         INTERMEDIATE FIXED INCOME INVESTMENTS
                                                    -----------------------------------------------
                                                         FOR THE YEARS ENDED
                                                               JULY 31,              FOR THE PERIOD
                                                    ------------------------------       ENDED
                                                      1999       1998       1997     JULY 31, 1996+
                                                    ---------   -------   --------   --------------
Net asset value, beginning of period..............  $   12.35   $ 12.23   $  11.95      $ 12.00
                                                    ---------   -------   --------      -------
Net investment income.............................       0.63      0.67       0.66         0.53
Net realized and unrealized gains (losses) from
 investments and foreign currency.................      (0.28)     0.09       0.28        (0.09)
                                                    ---------   -------   --------      -------
Net increase from investment operations...........       0.35      0.76       0.94         0.44
                                                    ---------   -------   --------      -------
Dividends from net investment income..............      (0.64)    (0.64)     (0.66)       (0.48)
Distributions from net realized gains from
 investments......................................      (0.08)    --         --           (0.01)
                                                    ---------   -------   --------      -------
Total dividends and distributions.................      (0.72)    (0.64)     (0.66)       (0.49)
                                                    ---------   -------   --------      -------
Net asset value, end of period....................  $   11.98   $ 12.35   $  12.23      $ 11.95
                                                    ---------   -------   --------      -------
                                                    ---------   -------   --------      -------
Total investment return (1).......................       2.81%     6.41%      8.14%        3.59%
                                                    ---------   -------   --------      -------
                                                    ---------   -------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 139,043   $99,690   $ 66,751      $41,273
Expenses to average net assets, net of fee waivers
 and expense reimbursements.......................       0.80%     0.84%      0.85%        0.85%*
Expenses to average net assets, before fee waivers
 and expense reimbursements.......................       0.80%     0.84%      0.99%        1.23%*
Net investment income to average net assets, net
 of fee waivers and expense reimbursements........       5.26%     5.60%      5.70%        5.56%*
Net investment income to average net assets,
 before fee waivers and expense reimbursements....       5.26%     5.60%      5.56%        5.18%*
Portfolio turnover................................         89%      111%        67%          36%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          PACE
                                                           STRATEGIC FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------
                                                          FOR THE YEARS ENDED
                                                                JULY 31,               FOR THE PERIOD
                                                    --------------------------------       ENDED
                                                      1999        1998        1997     JULY 31, 1996+
                                                    ---------   ---------   --------   --------------
Net asset value, beginning of period..............  $   13.32   $   13.04   $  12.44      $ 12.00
                                                    ---------   ---------   --------      -------
Net investment income.............................       0.69        0.69       0.67         0.59
Net realized and unrealized gains (losses) from
  investments, futures, options and foreign
  currency........................................      (0.64)       0.40       0.70         0.38
                                                    ---------   ---------   --------      -------
Net increase (decrease) from investment
  operations......................................       0.05        1.09       1.37         0.97
                                                    ---------   ---------   --------      -------
Dividends from net investment income..............      (0.70)      (0.69)     (0.67)       (0.52)
Distributions from net realized gains from
  investments.....................................      (0.34)      (0.12)     (0.10)       (0.01)
                                                    ---------   ---------   --------      -------
Total dividends and distributions.................      (1.04)      (0.81)     (0.77)       (0.53)
                                                    ---------   ---------   --------      -------
Net asset value, end of period....................  $   12.33   $   13.32   $  13.04      $ 12.44
                                                    ---------   ---------   --------      -------
                                                    ---------   ---------   --------      -------
Total investment return (1).......................       0.21%       8.66%     11.35%        8.15%
                                                    ---------   ---------   --------      -------
                                                    ---------   ---------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 222,214   $ 126,880   $ 75,174      $42,550
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.88%++      0.85%     0.85%        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.92%++      0.94%     1.10%        1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       5.51%++      5.49%     5.69%        5.85%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       5.47%++      5.40%     5.44%        5.30%*
Portfolio turnover................................        202%        234%       357%         166%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
++ Includes 0.03% of interest expense related to the reverse repurchase agreements for the year ended July 31, 1999.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          PACE
                                                           MUNICIPAL FIXED INCOME INVESTMENTS
                                                    ------------------------------------------------
                                                          FOR THE YEARS ENDED
                                                               JULY 31,               FOR THE PERIOD
                                                    -------------------------------       ENDED
                                                      1999        1998       1997     JULY 31, 1996+
                                                    ---------   --------   --------   --------------
Net asset value, beginning of period..............  $   12.70   $  12.67   $  12.32      $ 12.00
                                                    ---------   --------   --------      -------
Net investment income.............................       0.56       0.58       0.61         0.49
Net realized and unrealized gains (losses) from
  investments.....................................      (0.26)      0.02       0.38         0.27
                                                    ---------   --------   --------      -------
Net increase from investment operations...........       0.30       0.60       0.99         0.76
                                                    ---------   --------   --------      -------
Dividends from net investment income..............      (0.56)     (0.57)     (0.61)       (0.43)
Distributions from net realized gains from
  investments.....................................     --          --         (0.03)       (0.01)
                                                    ---------   --------   --------      -------
Total dividends and distributions.................      (0.56)     (0.57)     (0.64)       (0.44)
                                                    ---------   --------   --------      -------
Net asset value, end of period....................  $   12.44   $  12.70   $  12.67      $ 12.32
                                                    ---------   --------   --------      -------
                                                    ---------   --------   --------      -------
Total investment return (1).......................       2.34%      4.87%      8.30%        6.38%
                                                    ---------   --------   --------      -------
                                                    ---------   --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $  56,659   $ 51,638   $ 34,292      $17,765
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.85%      0.85%      0.85%        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.89%      0.93%      1.40%        1.74%*
Net investment income to average net assets, net
  of
  fee waivers and expense reimbursements..........       4.42%      4.67%      5.08%        4.95%*
Net investment income to average net assets,
  before
  fee waivers and expense reimbursements..........       4.38%      4.59%      4.53%        4.07%*
Portfolio turnover................................         11%        34%        15%          78%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          PACE
                                                            GLOBAL FIXED INCOME INVESTMENTS
                                                    ------------------------------------------------
                                                          FOR THE YEARS ENDED
                                                               JULY 31,               FOR THE PERIOD
                                                    -------------------------------       ENDED
                                                      1999        1998       1997     JULY 31, 1996+
                                                    ---------   --------   --------   --------------
Net asset value, beginning of period..............  $   12.25   $  12.17   $  12.33      $ 12.00
                                                    ---------   --------   --------      -------
Net investment income.............................       0.65       0.62       0.64         0.53
Net realized and unrealized gains (losses) from
  investments and foreign currency................       0.20      (0.03)     (0.21)        0.27
                                                    ---------   --------   --------      -------
Net increase from investment operations...........       0.85       0.59       0.43         0.80
                                                    ---------   --------   --------      -------
Dividends from net investment income and foreign
  currency........................................      (0.81)     (0.40)     (0.51)       (0.46)
Distributions from net realized gains from
  investments.....................................      (0.47)     (0.11)     (0.08)       (0.01)
                                                    ---------   --------   --------      -------
Total dividends and distributions.................      (1.28)     (0.51)     (0.59)       (0.47)
                                                    ---------   --------   --------      -------
Net asset value, end of period....................  $   11.82   $  12.25   $  12.17      $ 12.33
                                                    ---------   --------   --------      -------
                                                    ---------   --------   --------      -------
Total investment return (1).......................       6.49%      4.88%      3.54%        6.68%
                                                    ---------   --------   --------      -------
                                                    ---------   --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 101,143   $ 88,838   $ 60,279      $38,296
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.95%      0.95%      0.95%        0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       1.17%      1.23%      1.29%        1.61%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       4.57%      5.10%      5.36%        5.24%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       4.35%      4.82%      5.02%        4.58%*
Portfolio turnover................................        226%       125%       270%         197%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                          LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                    --------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                JULY 31,                FOR THE PERIOD
                                                    ---------------------------------       ENDED
                                                      1999        1998        1997      JULY 31, 1996+
                                                    ---------   ---------   ---------   --------------
Net asset value, beginning of period..............  $   20.27   $   20.03   $   14.07      $ 12.00
                                                    ---------   ---------   ---------      -------
Net investment income.............................       0.13        0.14        0.11         0.12
Net realized and unrealized gains from investments
  and futures.....................................       2.34        1.63        6.61         2.02
                                                    ---------   ---------   ---------      -------
Net increase from investment operations...........       2.47        1.77        6.72         2.14
                                                    ---------   ---------   ---------      -------
Dividends from net investment income..............      (0.14)      (0.14)      (0.11)       (0.05)
Distributions from net realized gains from
  investments.....................................      (1.46)      (1.39)      (0.65)       (0.02)
                                                    ---------   ---------   ---------      -------
Total dividends and distributions.................      (1.60)      (1.53)      (0.76)       (0.07)
                                                    ---------   ---------   ---------      -------
Net asset value, end of period....................  $   21.14   $   20.27   $   20.03      $ 14.07
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Total investment return (1).......................      12.82%       9.89%      49.13%       17.90%
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 375,465   $ 266,354   $ 180,807      $80,897
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       0.96%       0.98%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       0.96%       0.98%       1.06%        1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       0.71%       0.82%       0.81%        1.22%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       0.71%       0.82%       0.75%        0.82%*
Portfolio turnover................................         40%         34%         46%          38%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               PACE
                                                             LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                    ----------------------------------------------------------
                                                               FOR THE YEARS ENDED
                                                                    JULY 31,                    FOR THE PERIOD
                                                    -----------------------------------------       ENDED
                                                          1999            1998#       1997      JULY 31, 1996+
                                                    ----------------    ---------   ---------   --------------
Net asset value, beginning of period..............      $      22.99    $   19.28   $   13.27      $ 12.00
                                                            --------    ---------   ---------      -------
Net investment income (loss)......................             (0.05)       (0.03)       0.03         0.03
Net realized and unrealized gains from
  investments.....................................              4.44         4.79        6.01         1.26
                                                            --------    ---------   ---------      -------
Net increase from investment operations...........              4.39         4.76        6.04         1.29
                                                            --------    ---------   ---------      -------
Dividends from net investment income..............         --               (0.01)      (0.03)       (0.02)
Distributions from net realized gains from
  investments.....................................             (1.50)       (1.04)     --           --
                                                            --------    ---------   ---------      -------
Total dividends and distributions.................             (1.50)       (1.05)      (0.03)       (0.02)
                                                            --------    ---------   ---------      -------
Net asset value, end of period....................      $      25.88    $   22.99   $   19.28      $ 13.27
                                                            --------    ---------   ---------      -------
                                                            --------    ---------   ---------      -------
Total investment return (1).......................             19.66%       26.40%      45.61%       10.76%
                                                            --------    ---------   ---------      -------
                                                            --------    ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $    379,988    $ 275,461   $ 160,334      $69,248
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................              0.97%        1.00%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................              0.97%        1.02%       1.05%        1.33%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................             (0.24)%      (0.14)%      0.22%        0.33%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................             (0.24)%      (0.16)%      0.17%       (0.01)%*
Portfolio turnover................................               43%          102%         73%          65%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
# Sub-Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                      SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                    --------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                JULY 31,                FOR THE PERIOD
                                                    ---------------------------------       ENDED
                                                      1999        1998        1997      JULY 31, 1996+
                                                    ---------   ---------   ---------   --------------
Net asset value, beginning of period..............  $   17.39   $   17.52   $   12.29      $ 12.00
                                                    ---------   ---------   ---------      -------
Net investment income.............................       0.06        0.10        0.12         0.10
Net realized and unrealized gains (losses) from
  investments.....................................      (0.06)       1.14        5.55         0.23
                                                    ---------   ---------   ---------      -------
Net increase from investment operations...........       0.00        1.24        5.67         0.33
                                                    ---------   ---------   ---------      -------
Dividends from net investment income..............      (0.09)      (0.13)      (0.10)       (0.04)
Distributions from net realized gains from
  investments.....................................      (1.55)      (1.24)      (0.34)      --
                                                    ---------   ---------   ---------      -------
Total dividends and distributions.................      (1.64)      (1.37)      (0.44)       (0.04)
                                                    ---------   ---------   ---------      -------
Net asset value, end of period....................  $   15.75   $   17.39   $   17.52      $ 12.29
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Total investment return (1).......................       1.16%       6.97%      46.99%        2.76%
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 206,131   $ 183,558   $ 135,047      $63,894
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       1.00%       0.99%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       1.01%       1.00%       1.12%        1.51%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       0.42%       0.61%       1.00%        1.07%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       0.41%       0.60%       0.88%        0.56%*
Portfolio turnover................................         57%         42%         39%          30%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                      SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                                    --------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                JULY 31,                FOR THE PERIOD
                                                    ---------------------------------       ENDED
                                                      1999        1998        1997#     JULY 31, 1996+
                                                    ---------   ---------   ---------   --------------
Net asset value, beginning of period..............  $   15.80   $   14.44   $   11.20      $ 12.00
                                                    ---------   ---------   ---------      -------
Net investment income (loss)......................      (0.08)      (0.03)      (0.02)        0.00**
Net realized and unrealized gains (losses) from
  investments.....................................       5.28        2.03        3.26        (0.78)
                                                    ---------   ---------   ---------      -------
Net increase (decrease) from investment
  operations......................................       5.20        2.00        3.24        (0.78)
                                                    ---------   ---------   ---------      -------
Dividends from net investment income..............     --          --          --            (0.02)
Distributions from net realized gains from
  investments.....................................      (0.38)      (0.64)     --           --
                                                    ---------   ---------   ---------      -------
Total dividends and distributions.................      (0.38)      (0.64)       0.00        (0.02)
                                                    ---------   ---------   ---------      -------
Net asset value, end of period....................  $   20.62   $   15.80   $   14.44      $ 11.20
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Total investment return (1).......................      33.62%      14.44%      28.93%       (6.55)%
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 265,405   $ 198,855   $ 125,609      $63,364
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       1.00%       1.00%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       1.01%       1.03%       1.08%        1.27%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements..........      (0.48)%     (0.20)%     (0.21)%      (0.14)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements..........      (0.49)%     (0.23)%     (0.29)%      (0.41)%*
Portfolio turnover................................        102%        131%        247%         115%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
**     Amount is less than $0.005 per share
# Sub-Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           PACE
                                                             INTERNATIONAL EQUITY INVESTMENTS
                                                    --------------------------------------------------
                                                           FOR THE YEARS ENDED
                                                                JULY 31,                FOR THE PERIOD
                                                    ---------------------------------       ENDED
                                                      1999        1998        1997      JULY 31, 1996+
                                                    ---------   ---------   ---------   --------------
Net asset value, beginning of period..............  $   16.54   $   15.66   $   12.79      $ 12.00
                                                    ---------   ---------   ---------      -------
Net investment income.............................       0.07        0.16        0.10         0.12
Net realized and unrealized gains from investments
  and foreign currency............................       1.10        1.20        2.97         0.73
                                                    ---------   ---------   ---------      -------
Net increase from investment operations...........       1.17        1.36        3.07         0.85
                                                    ---------   ---------   ---------      -------
Dividends from net investment income..............      (0.19)      (0.16)      (0.13)       (0.06)
Distributions from net realized gains from
  investments.....................................      (0.34)      (0.32)      (0.07)      --
                                                    ---------   ---------   ---------      -------
Total dividends and distributions.................      (0.53)      (0.48)      (0.20)       (0.06)
                                                    ---------   ---------   ---------      -------
Net asset value, end of period....................  $   17.18   $   16.54   $   15.66      $ 12.79
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Total investment return (1).......................       7.33%       9.27%      24.30%        7.08%
                                                    ---------   ---------   ---------      -------
                                                    ---------   ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $ 214,017   $ 164,477   $ 102,979      $45,331
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................       1.22%       1.21%       1.35%        1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................       1.22%       1.21%       1.35%        1.81%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......       0.53%       1.14%       0.95%        1.35%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...       0.53%       1.14%       0.95%        1.04%*
Portfolio turnover................................         89%         56%         55%          25%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                PACE
                                                                          INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                                        -----------------------------------------------------
                                                                                FOR THE YEARS ENDED
                                                                                      JULY 31,                 FOR THE PERIOD
                                                                        ------------------------------------       ENDED
                                                                           1999         1998         1997      JULY 31, 1996+
                                                                        ----------   ----------   ----------   --------------
Net asset value, beginning of period..................................  $    10.41   $    15.60   $    12.49   $    12.00
                                                                        ----------   ----------   ----------      -------
Net investment income.................................................        0.09         0.09         0.06         0.07
Net realized and unrealized gains (losses) from investments and
  foreign currency....................................................        1.62        (5.23)        3.09         0.44
                                                                        ----------   ----------   ----------      -------
Net increase (decrease) from investment operations....................        1.71        (5.14)        3.15         0.51
                                                                        ----------   ----------   ----------      -------
Dividends from net investment income..................................       (0.07)       (0.05)       (0.04)       (0.02)
                                                                        ----------   ----------   ----------      -------
Net asset value, end of period........................................  $    12.05   $    10.41   $    15.60   $    12.49
                                                                        ----------   ----------   ----------      -------
                                                                        ----------   ----------   ----------      -------
Total investment return (1)...........................................       16.66%      (32.99)%      25.31%        4.23%
                                                                        ----------   ----------   ----------      -------
                                                                        ----------   ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $   88,497   $   63,237   $   54,759   $   25,481
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................        1.50%        1.50%        1.50%        1.50%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................        1.79%        1.79%        2.09%        2.35%*
Net investment income to average net assets, net of fee waivers and
  expense reimbursements..............................................        1.05%        0.98%        0.63%        0.94%*
Net investment income to average net assets, before fee waivers and
  expense reimbursements..............................................        0.76%        0.69%        0.04%        0.08%*
Portfolio turnover....................................................          66%          51%          39%          22%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber PACE Select Advisors Trust

  We have audited the accompanying statement of assets and liabilities of PaineWebber PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/ Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 1999 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting PaineWebber PACE Select Advisors Trust at July 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
September 20, 1999

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PAINEWEBBER PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED)

  We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                   NET       SHORT-TERM   LONG-TERM   DIVIDEND*
                                INVESTMENT    CAPITAL      CAPITAL    RECEIVED
PER SHARE DATA:                   INCOME      GAINS**       GAINS     DEDUCTION
------------------------------  ----------   ----------   ---------   ---------
PACE Money Market
  Investments.................   $0.04743       --           --          --
PACE Government Securities
  Fixed Income Investments....   $0.7148      $0.0294      $0.0023       --
PACE Intermediate Fixed Income
  Investments.................   $0.6378      $0.0639      $0.0164       --
PACE Strategic Fixed Income
  Investments.................   $0.6985      $0.2437      $0.0963       --
PACE Municipal Fixed Income
  Investments***..............   $0.5588        --           --          --
PACE Global Fixed Income
  Investments.................   $0.8124      $0.2980      $0.1743       --
PACE Large Company Value
  Equity Investments..........   $0.1400      $0.1385      $1.3215      77.20%
PACE Large Company Growth
  Equity Investments..........     --         $0.4496      $1.0496      22.96%
PACE Small/Medium Company
  Value Equity Investments....   $0.0887      $0.2863      $1.2688      39.72%
PACE Small/Medium Company
  Growth Equity Investments...     --           --         $0.3817       --
PACE International Equity
  Investments.................   $0.1850      $0.0129      $0.3302       --
PACE International Emerging
  Markets Equity
  Investments.................   $0.0703        --           --          --

-------------
* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.
** Taxable as ordinary income.
*** The Portfolio's net investment income is tax exempt.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  PACE International Equity Investments and PACE International Emerging Markets Equity Investments intend to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The amount of foreign taxes paid by PACE International Equity Investments and PACE International Emerging Markets Equity Investments for the fiscal year ended July 31, 1999, is $324,278 and $173,669, respectively. The foreign source income for information reporting purposes is $1,149,263 for PACE International Equity Investments and $718,105 for PACE International Emerging Markets Equity Investments.

  Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

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                           MANAGED ACCOUNTS SERVICES

                                  PAINEWEBBER
                        -C-1999 PaineWebber Incorporated
                                  Member SIPC